United Funds, Inc.



United Accumulative Fund

United Bond Fund

United Income Fund

United Science and Technology Fund


The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus
September 20, 1999

               T  A  B  L  E     O  F     C  O  N  T  E  N  T  S

AN OVERVIEW OF THE FUNDS.....................................................  4
UNITED ACCUMULATIVE FUND.....................................................  4
UNITED BOND FUND............................................................. 10
UNITED INCOME FUND........................................................... 16
UNITED SCIENCE AND
TECHNOLOGY FUND.............................................................. 22
THE INVESTMENT PRINCIPLES OF
THE FUNDS.................................................................... 28
   Investment Goals, Principal Strategies
   and Other Investments..................................................... 28
   All Funds................................................................. 32
   Risk Considerations of Principal
   Strategies and Other Investments.......................................... 32
   Year 2000 and Euro Issues................................................. 33
YOUR ACCOUNT................................................................. 34
   Choosing a Share Class.................................................... 34
      Sales Charge Reductions and
      Waivers................................................................ 36
      Waivers for Certain Investors.......................................... 36
   Ways to Set Up Your Account............................................... 40
   Buying Shares............................................................. 41
   Minimum Investments....................................................... 44
   Adding to Your Account.................................................... 44
   Selling Shares............................................................ 45
   Telephone Transactions.................................................... 47
   Shareholder Services...................................................... 48
      Personal Service....................................................... 48
      Reports................................................................ 48
      Exchanges.............................................................. 48
      Automatic Transactions for Class A,
      Class B and Class C Shareholders....................................... 49
   Distributions and Taxes................................................... 49
      Distributions.......................................................... 49
      Taxes.................................................................. 50

THE MANAGEMENT OF THE FUNDS.................................................. 52
   Portfolio Management...................................................... 52
   Management Fee............................................................ 53
FINANCIAL HIGHLIGHTS......................................................... 55

An
Overview
of the
Funds
--------
United
Accumulative
Fund

[globe graphic]


Goals

United Accumulative Fund seeks capital growth, with current income as a secondary goal.


Principal Strategies

United Accumulative Fund invests primarily in common stocks of largely capitalized U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors, including:

o  stability and predictability of earnings growth;

o  acceleration of earnings and/or revenue;

o  improvement in profitability; and

o  potential turnaround opportunities.

In general, in determining whether to sell a stock, WRIMCO will use the same type of analysis that it uses in buying stocks in order to determine whether the security no longer offers significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Fund

Because United Accumulative Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o the skill of Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest

United Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential market risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

Performance
-----------
United
Accumulative
Fund

[globe graphic]

The bar chart and performance table below provide some indication of the risks of investing in United Accumulative Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31, each year (%)
                        1989                    28.36%
                        1990                   -11.05%
                        1991                    24.72%
                        1992                    14.04%
                        1993                     9.06%
                        1994                     0.04%
                        1995                    34.21%
                        1996                    12.18%
                        1997                    29.58%
                        1998                    22.62%

In the period shown in the chart, the highest quarterly return was 14.14% (the second quarter of 1997) and the lowest quarterly return was -13.59% (the third quarter of 1990). The Fund's return for its Class A shares for the year through June 30, 1999 was 9.97%.

                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


-----------------------------------------------------------------------------------
                           1 Year       5 Years      10 Years     Life of Class*
-----------------------------------------------------------------------------------
Class A Shares of
Accumulative Fund           15.57%        17.67%       14.82%

S&P 500 Index               28.70%        24.08%       19.21%          28.22%

Lipper Growth Fund
Universe Average            22.86%        18.63%       16.71%          21.26%

Class Y Shares of
Accumulative Fund           22.79%                                     22.08%

S&P 500 Index               28.70%        24.08%       19.21%          28.22%

Lipper Growth Fund
Universe Average            22.86%        18.63%       16.71%          21.26%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*Since July 11, 1995 for Class Y shares. Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is from July 1, 1995.

Fees and Expenses
-----------------
United
Accumulative
Fund

[globe graphic]

This table describes the fees and expenses that you may pay if you buy and hold shares of United Accumulative Fund:


Shareholder Fees
(fees paid directly from     Class A     Class B     Class C     Class Y
your investment)             Shares      Shares      Shares      Shares
  Maximum Sales Charge
  (Load) Imposed
  on Purchases (as a
  percentage of
  offering price)            5.75%         None        None        None

  Maximum Deferred
  Sales Charge (Load)(1)
  (as a percentage of
  lesser of amount
  invested or redemption
  value)                     None           5%          1%         None

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)
  Management Fees            0.68%        0.68%        0.68%        0.68%

  Distribution and
  Service (12b-1) Fees(3)    0.22%        1.00%        1.00%         None

  Other Expenses             0.12%        0.12%        0.12%        0.20%

  Total Annual Fund
  Operating Expenses         1.02%        1.80%        1.80%        0.88%

(1)The contingent deferred sales charge ("CDSC") which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

(2)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended December 31, 1998, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3)It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                      1 year    3 years    5 years     10 years
 Class A Shares                         $673      $881       $1,106     $1,751

 Class B Shares                         $583      $866       $1,075     $1,909*

 Class C Shares                         $283      $566       $  975     $2,116

 Class Y Shares                         $ 90      $281       $  488     $1,084

 If shares are not redeemed
 at end of period:                     1 year    3 years    5 years     10 years
 Class A Shares                         $673      $881       $1,106     $1,751

 Class B Shares                         $183      $566       $  975     $1,909*

 Class C Shares                         $183      $566       $  975     $2,116

 Class Y Shares                         $ 90      $281       $  488     $1,084

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

An
Overview
of the
Funds
---------
United
Bond
Fund

[pillar graphic]

Goal

United Bond Fund seeks a reasonable return with more emphasis on preservation of capital.


Principal Strategies

United Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, WRIMCO considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.

In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

o  financial strength;

o  cash flow;

o  management;

o  borrowing requirements; and

o  responsiveness to changes in interest rates and business conditions.

As well, WRIMCO will consider the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO will use the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Fund

Because United Bond Fund primarily owns different types of debt securities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

o  prepayment of higher-yielding bonds held by the Fund;

o the credit quality, earnings performance and other conditions of the companies whose securities the Fund holds;

o  changes in the maturities of bonds owned by the Fund;

o adverse bond and stock market conditions sometimes in response to general economic and industry news that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

As well, market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, securities of smaller companies may experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest

United Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance
-----------
United
Bond
Fund

[pillar graphic]

The bar chart and performance table below provide some indication of the risks of investing in United Bond Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does


[bar chart]

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)
                          1989                   10.60%
                          1990                    4.24%
                          1991                   17.76%
                          1992                    7.84%
                          1993                   13.19%
                          1994                   -5.76%
                          1995                   20.50%
                          1996                    3.20%
                          1997                    9.77%
                          1998                    7.27%

In the period shown in the chart, the highest quarterly return was 7.11% (the third quarter of 1991) and the lowest quarterly return was -7.37% (the first quarter of 1997). The Fund's return for its Class A shares for the year through June 30, 1999 was -1.64%.

                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


------------------------------------------------------------------------------------
                               1 Year      5 Years     10 Years     Life of Class*
------------------------------------------------------------------------------------
Class A Shares of
Bond Fund                       1.10%       5.40%        8.04%

Salomon Brothers Broad
Investment Grade Debt
Index                           8.71%       7.30%        9.31%          8.08%

Lipper Corporate Debt
Funds A-Rated Universe
Average                         7.47%       6.54%        8.82%          7.40%

Class Y Shares of
Bond Fund                       7.54%                                   7.92%

Salomon Brothers Broad
Investment Grade Debt
Index                           8.71%       7.30%        9.31%          8.08%

Lipper Corporate Debt
Funds A-Rated Universe
Average                         7.47%       6.54%        8.82%          7.40%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since June 19, 1995 for Class Y shares. Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is from July 1, 1995.

Fees and Expenses
-----------------
United
Bond
Fund

[pillar graphic]


This table describes the fees and expenses that you may pay if you buy and hold shares of United Bond Fund:

Shareholder Fees
(fees paid directly from     Class A     Class B     Class C     Class Y
your investment)             Shares      Shares      Shares      Shares
  Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                     5.75%        None        None       None

  Maximum Deferred
  Sales Charge (Load)(4)
  (as a percentage of
  lesser of amount
  invested or redemption
  value)                     None         5%          1%         None



Annual Fund Operating Expenses(5)
(expenses that are deducted from Fund assets)
  Management Fees            0.52%        0.52%       0.52%      0.52%

  Distribution and
  Service (12b-1) Fees(6)    0.23%        1.00%       1.00%      None

  Other Expenses             0.18%        0.18%       0.18%      0.18%

  Total Annual Fund
  Operating Expenses         0.93%        1.70%        1.70%     0.70%

(4)The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

(5)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended December 31, 1998, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(6)It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                    1 year    3 years    5 years     10 years
 Class A Shares                       $664      $854       $1,060     $  1,652

 Class B Shares                       $573      $836       $1,023     $  1,803*

 Class C Shares                       $273      $536       $  923     $  2,009

 Class Y Shares                       $ 72      $224       $  390     $    871

 If shares are not
 redeemed at end of
 period:                              1 year    3 years    5 years     10 years
 Class A Shares                       $664      $854       $1,060     $  1,652

 Class B Shares                       $173      $536       $  923     $  1,803*

 Class C Shares                       $173      $536       $  923     $  2,009

 Class Y Shares                       $ 72      $224       $  390     $    871

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first year of purchase.

An
Overview
of the
Funds
-----------
United
Income
Fund

[pillar graphic]


Goals

United Income Fund seeks, as a primary goal, the maintenance of current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth.


Principal Strategies

United Income Fund seeks to achieve its primary goal by investing in the common stocks of large U.S. and foreign companies. WRIMCO looks for securities that have a record of paying regular dividends on common stock. In order to achieve its secondary goal of growth, the Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. The Fund may invest in securities of any size company.

WRIMCO attempts to select securities with income and growth possibilities by looking at many factors including the company's:

o  dividend payment history;

o  profitability record;

o  history of improving sales and profits;

o  management;

o  leadership position in its industry; and

o  stock price value.

In general, in determining whether to sell a stock, WRIMCO will use the same type of analysis that it uses in buying stocks in order to determine whether the security no longer offers significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Fund

Because United Income Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest

United Income Fund is designed for investors who seek dividend income with potential for capital growth. You should consider whether the Fund fits your investment objectives.

Performane
----------------
United
Income
Fund

[globe graphic]

The bar chart and performance table below provide some indication of the risks of investing in United Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)
                         1989                   28.56%
                         1990                   -6.85%
                         1991                   30.66%
                         1992                   11.90%
                         1993                   16.05%
                         1994                   -1.82%
                         1995                   29.60%
                         1996                   20.36%
                         1997                   27.34%
                         1998                   24.02%

In the period shown in the chart, the highest quarterly return was 18.72% (the second quarter of 1997) and the lowest quarterly return was -17.35% (the third quarter of 1990). The Fund's return for its Class A shares for the year through June 30, 1999 was 6.80%.

                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)


------------------------------------------------------------------------------------
                              1 Year       5 Years      10 Years     Life of Class*
------------------------------------------------------------------------------------
Class A Shares of
Income Fund                   16.90%        17.93%       16.56%

S&P 500 Index                 28.70%        24.08%       19.21%          28.64%

Lipper Equity Income
Fund Universe Average         10.89%        16.62%       14.47%          20.00%

Class Y Shares of
Income Fund                   24.27%                                     22.83%

S&P 500 Index                 28.70%        24.08%       19.21%          28.64%

Lipper Equity Income
Fund Universe Average         10.89%        16.62%       14.47%          20.00%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

*Since June 19, 1995 for Class Y shares. Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is from July 1, 1995.

Fees and Expenses
--------------------
United
Income
Fund

[globe graphic]

This table describes the fees and expenses that you may pay if you buy and hold shares of United Income Fund:


Shareholder Fees
(fees paid directly from     Class A     Class B     Class C     Class Y
your investment)             Shares      Shares      Shares      Shares
  Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                     5.75%         None        None        None

  Maximum Deferred
  Sales Charge (Load)(7)
  (as a percentage of
  lesser of amount
  invested or redemption
  value)                     None           5%          1%         None


Annual Fund Operating Expenses(8)
(expenses that are deducted from Fund assets)
  Management Fees            0.58%        0.58%        0.58%        0.58%

  Distribution and
  Service (12b-1) Fees(9)    0.22%        1.00%        1.00%         None

  Other Expenses             0.13%        0.13%        0.13%        0.16%

  Total Annual Fund
  Operating Expenses         0.93%        1.71%        1.71%        0.74%

(7)The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

(8)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended December 31, 1998, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(9)It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


 If shares are redeemed
 at end of period:                    1 year    3 years    5 years    10 years
 Class A Shares                       $664      $854       $1,060     $1,652

 Class B Shares                       $574      $839       $1,028     $1,811*

 Class C Shares                       $274      $539       $  928     $2,019

 Class Y Shares                       $ 76      $237       $  411     $  918

 If shares are not
 redeemed at end
 of period:                           1 year    3 years    5 years    10 years
 Class A Shares                       $664      $854       $1,060     $1,652

 Class B Shares                       $174      $539       $  928     $1,811*

 Class C Shares                       $174      $539       $  928     $2,019

 Class Y Shares                       $ 76      $237       $  411     $  918

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

An
Overview
of the
Funds
------------------
United Science
and Technology
Fund

[globe graphic]


Goal

United Science and Technology Fund seeks long-term capital growth.


Principal Strategies

United Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the common stock of science and technology securities of U.S. and foreign companies. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size.

WRIMCO typically emphasizes growth potential in selecting stocks. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

In general, in determining whether to sell a stock, WRIMCO will use the same type of analysis that it uses in buying stocks in order to determine whether the security no longer offers significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


Principal Risks of Investing in the Fund

Because United Science and Technology Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

o rapid obsolescence of products or processes of companies in which the Fund invests;

o  government regulation in the science and technology industry;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Also, investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest

United Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed portfolio concentrating in science and technology securities. This Fund is not suitable for all investors. You should consider whether the Fund fits your investment objectives.

Performance
-----------------
United Science
and Technology
Fund

[globe graphic]


The bar chart and performance table below provide some indication of the risks of investing in United Science and Technology Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A and Class Y average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes do not have annual returns for at least one calendar year.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)
                        1989                   28.04%
                        1990                   -4.57%
                        1991                   60.66%
                        1992                   -4.03%
                        1993                    8.51%
                        1994                    9.78%
                        1995                   55.37%
                        1996                    8.35%
                        1997                    7.22%
                        1998                   59.31%


In the period shown in the chart, the highest quarterly return was 34.47% (the fourth quarter of 1998) and the lowest quarterly return was -15.89% (the third quarter of 1990). The Fund's return for its Class A shares for the year through June 30, 1999 was 23.01%.

                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

------------------------------------------------------------------------------------
                               1 Year       5 Years      10 Years     Life of Class*
------------------------------------------------------------------------------------
  Class A Shares of
  Science and Technology
  Fund                          50.15%        24.37%       19.75%

  S&P 400 Index                 33.85%        24.84%       19.37%          29.24%

  Lipper Science and
  Technology Fund
  Universe Average              53.01%        24.26%       23.62%          22.42%

  Class Y Shares of
  Science and Technology
  Fund                          59.71%                                     22.26%

  S&P 400 Index                 33.85%        24.84%       19.37%          29.24%

  Lipper Science and
  Technology Fund
  Universe Average              53.01%        24.26%       23.62%          22.42%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

*Since February 27, 1996 for Class Y shares. Because the Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is from February 29, 1996.

Fees and Expenses
--------------------
United Science
and Technology
Fund

[globe graphic]


This table describes the fees and expenses that you may pay if you buy and hold shares of United Science and Technology Fund:


 Shareholder Fees
 (fees paid directly from    Class A     Class B     Class C     Class Y
 your investment)            Shares      Shares      Shares      Shares
  Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                     5.75%         None        None        None

  Maximum Deferred
  Sales Charge (Load)(10)
  (as a percentage of
  lesser of amount
  invested or redemption
  value)                     None           5%          1%         None



Annual Fund Operating Expenses(11)
(expenses that are deducted from Fund assets)
  Management Fees            0.85%        0.85%        0.85%        0.85%

  Distribution and
  Service (12b-1) Fees(12)   0.24%        1.00%        1.00%         None

  Other Expenses             0.22%        0.22%        0.22%        0.20%

  Total Annual Fund
  Operating Expenses         1.31%        2.07%        2.07%        1.05%

(10)The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

(11)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended December 31, 1998, and for Class B and Class C, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(12)It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                 1 year    3 years    5 years     10 years
 Class A Shares                    $701      $966       $1,252     $  2,063

 Class B Shares                    $610      $949       $1,214     $  2,204*

 Class C Shares                    $310      $649       $1,114     $  2,400

 Class Y Shares                    $107      $334       $  579     $  1,283


 If shares are not
 redeemed at end
 of period:                        1 year    3 years    5 years     10 years
 Class A Shares                    $701      $966       $1,252     $  2,063

 Class B Shares                    $210      $649       $1,114     $  2,204*

 Class C Shares                    $210      $649       $1,114     $  2,400

 Class Y Shares                    $107      $334       $  579     $  1,283

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The
Investment
Principles of
the Funds
---------------
United
Accumulative
Fund

[globe graphic]


Investment Goals, Principal Strategies and
Other Investments

The primary goal of United Accumulative Fund is capital growth. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in stocks with large market capitalization that, in WRIMCO's opinion, have a slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee that the Fund will achieve its goals.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash, debt securities (typically, of investment grade), preferred stock, or common stocks that WRIMCO chooses because the securities are less volatile rather than for their growth potential. By taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.

United
Bond
Fund

[globe graphic]


The goal of United Bond Fund is a reasonable return with more emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds (rated below BBB by S&P or below Baa by MIS), which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

Also, the Fund can invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. WRIMCO may cause the Fund to:

o sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds;

o  buy bonds with put options or exercise put options on bonds held; and

o  buy money market instruments.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

United
Income
Fund

[globe graphic]


United Income Fund's primary goal is to maintain current income subject to market conditions. As a secondary goal, the Fund seeks capital growth. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of income-producing securities, typically the stocks of large, high-quality U.S. companies that are well known and have been consistently profitable. There is no guarantee that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or that a temporary defensive position is desirable, the Fund may seek to achieve its goals by investing up to all of its assets in debt securities (typically, investment grade) and preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

United Science
and Technology
Fund

[globe grpahic]


The goal of United Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

o  aerospace and defense electronics;

o  biotechnology;

o  business machines;

o  cable and broadband access;

o  communications and electronic equipment;

o  computer software and services;

o  computer systems;

o  electronics;

o  electronic media;

o  internet and internet-related services;

o  medical devices and drugs;

o  medical and hospital supplies and services; and

o  office equipment and supplies.

The Fund primarily owns common stock, however, it may also invest to a lesser extent in preferred stock, debt securities and convertible securities.

The Fund may invest a limited amount of its assets in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than science or technology securities. At times, as a temporary defensive measure, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position, the Fund may not achieve its investment objective.

[globe graphic]

[pillar graphic]


All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. At this time, each Fund has limited exposure to derivative investments. You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").


Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and, for United Bond Fund, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

o Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

United Accumulative Fund may actively trade securities in seeking to achieve its goal. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.


Year 2000 and Euro Issues

Like other mutual funds, financial institutions and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address Year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. Although there can be no assurances, WRIMCO believes that these steps will be sufficient to avoid any adverse impact on any of the Funds. Similarly, the companies and other issuers in which a Fund invests could be adversely affected by Year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on a Fund.

Each Fund could also be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Your
Account
-----------

[globe graphic]

[pillar graphic]


Choosing a Share Class

This Prospectus offers four classes of shares for each Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. For example, if you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

----------------------------------------------------------------------------------
 Class A                     Class B                      Class C
----------------------------------------------------------------------------------
 Initial sales charge        No initial sales charge      No initial sales charge

 No deferred sales charge    Deferred sales charge on     A 1% deferred sales
                             shares you sell within six   charge on shares you sell
                             calendar years               within twelve months

 Maximum distribution        Maximum distribution         Maximum distribution
 and service (12b-1) fees    and service (12b-1) fees     and service (12b-1) fees
 of 0.25%                    of 1.00%                     of 1.00%

 For an investment of        Converts to Class A shares   Does not convert to Class
 $2,000,000 or more,         at the end of the seventh    A shares, so annual
 Waddell & Reed              calendar year following      expenses do not
 financial advisors will     the year of purchase, thus   decrease
 recommend purchase of       reducing future annual
 Class A shares due to no    expenses
 sales charge and lower
 annual expenses
                             For an investment of
                             $300,000 or more,
                             Waddell & Reed financial
                             advisors often may
                             recommend purchase of
                             Class A shares due to a
                             reduced sales charge and
                             lower annual expenses

Each Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to a sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.



-------------------------------------------------------------------------------
                                           Sales Charge       Sales Charge as
                                           as Percent of     Approx. Percent of
Size of Purchase                          Offering Price      Amount Invested
-------------------------------------------------------------------------------
Under $100,000                                  5.75%               6.10%

$100,000 to less than $200,000                  4.75                4.99

$200,000 to less than $300,000                  3.50                3.63

$300,000 to less than $500,000                  2.50                2.56

$500,000 to less than $1,000,000                1.50                1.52

$1,000,000 to less than $2,000,000              1.00                1.01

$2,000,000 and over                             0.00                0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc., unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares, except shares of United Cash Management, Inc., made during a thirteen-month period ("Letter of Intent"); and

o  Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Corporation, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

o  Certain retirement plans and certain trusts for these persons; and

o  A 401(k) plan or a 457 plan having 100 or more eligible employees.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A contingent deferred sales charge ("CDSC") may be assessed against your redemption amount of Class B or Class C shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the CDSC period. The date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on November 1, 1999, then redeems all shares on March 1, 2000, the shareholder would pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to a sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class B shares of a Fund will automatically convert to Class A shares at the end of the seventh calendar year following the year of purchase. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.



--------------------------------------------------------------
Date of Redemption                      Deferred Sales Charge
--------------------------------------------------------------
anytime within 1st calendar year               5%

anytime within 2nd calendar year               4%

anytime within 3rd calendar year               3%

anytime within 4th calendar year               3%

anytime within 5th calendar year               2%

anytime within 6th calendar year               1%

after 6th calendar year                        0%

All Class B investments made in a Fund during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Class C shares are not subject to a sales charge when you buy them, but if you sell your Class C shares within twelve months of buying them, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made to satisfy required minimum distributions after age 70-1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions of which the proceeds are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of a Fund within thirty days after such redemption.

o  the exercise of certain exchange privileges.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of Class B or Class C shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

o  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement Plans

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

o Individual Retirement Accounts (IRAs) allow an individual under age 70-1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and generally involve fewer administrative requirements than 401(k) or other qualified plans.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

o Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.


Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").


Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                             Waddell & Reed, Inc.
                                P.O. Box 29217
                            Shawnee Mission, Kansas
                                   66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a Fund share is its offering price, which is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table above.

In the calculation of a Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o  Orders are accepted only at the home office of Waddell & Reed, Inc.

o  All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Funds do not issue certificates representing Class B, Class C or Class Y shares.

o If you purchase Class Y shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments


------------------------------------------------------------------------------
For Class A, Class B and Class C:
------------------------------------------------------------------------------
To Open an Account                                       $500

For certain exchanges                                    $100

For certain retirement accounts and accounts opened
with Automatic Investment Service                         $50

For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates         $25

To Add to an Account                                  Any amount

For certain exchanges                                    $100

For Automatic Investment Service                          $25


------------------------------------------------------------------------------
For Class Y:
------------------------------------------------------------------------------
To Open an Account

For a government entity or
authority or for a corporation:     $10 million (within first twelve months)

For other investors:                               Any amount

To Add to an Account                               Any amount


Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o  the name on the account registration;

o  the Fund's name;

o  the Fund account number;

o  the dollar amount or number, and the class, of shares to be redeemed; and

o  any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                        Waddell & Reed Services Company
                                P. O. Box 29217
                      Shawnee Mission, Kansas 66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o If you hold a certificate, it must be properly endorsed and sent to the Corporation.

o If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

Special Requirements for Selling Shares

--------------------------------------------------------------------------------
 Account Type           Special Requirements
--------------------------------------------------------------------------------
 Individual or Joint         The written instructions must be signed by all
 Tenant                      persons required to sign for transactions, exactly as
                             their names appear on the account.

 Sole Proprietorship         The written instructions must be signed by the
                             individual owner of the business.

 UGMA, UTMA                  The custodian must sign the written instructions
                             indicating capacity as custodian.

 Retirement Account          The written instructions must be signed by a
                             properly authorized person.

 Trust                       The trustee must sign the written instructions
                             indicating capacity as trustee. If the trustee's name is
                             not in the account registration, provide a currently
                             certified copy of the trust document.

 Business or                 At least one person authorized by corporate
 Organization                resolution to act on the account must sign the
                             written instructions.

 Conservator, Guardian       The written instructions must be signed by the
 or Other Fiduciary          person properly authorized by court order to act in
                             the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

o  a redemption request made by a corporation, partnership or fiduciary;

o  a redemption request made by someone other than the owner of record; or

o  the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The deferred sales charge will not apply to the proceeds of Class B or Class C shares of a Fund which are redeemed and then reinvested in Class B or Class C shares of the Fund within thirty days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and only once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any United Group fund in which the plan may invest.


Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.


Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o  obtain information about your accounts;

o  obtain price information about other funds in the United Group; or

o  request duplicate statements.


Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o  year-to-date statements (quarterly)

o  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Corporation will be mailed to your household, even if you have more than one account with any of the Funds. Call the telephone number listed above for Customer Service if you need additional copies of annual or semiannual reports or account information.


Exchanges

You may sell your shares and buy shares of the same class of another Fund or of other funds in the United Group without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders may buy Class A shares of United Cash Management, Inc.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

--------------------------------------------------------------------------------
  Regular Investment Plans
--------------------------------------------------------------------------------
  Automatic Investment Service

  To move money from your bank account to an existing Fund account

       Minimum Amount        Minimum Frequency
          $25                    Monthly

  Funds Plus Service

  To move money from United Cash Management, Inc. to a Fund whether in the same or a different account in the same class

       Minimum Amount        Minimum Frequency
          $100                   Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year. Usually, a Fund distributes net investment income at the following times: United Accumulative Fund and United Science and Technology Fund, semiannually in June and December; United Income Fund, quarterly in March, June, September and December; and United Bond Fund, monthly. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class of the Fund, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.


Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a

Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Fund Class A shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of a Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by United Bond Fund and United Income Fund (and, to a lesser extent, the other Funds) attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The
Management
of the Funds
-------------------

[globe graphic]

[pillar graphic]


Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Antonio Intagliata is primarily responsible for the management of the portfolio of United Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since February 1979 and has been an employee of such since June 1973.

James C. Cusser is primarily responsible for the management of the portfolio of United Bond Fund. Mr. Cusser has held his Fund responsibilities since September 1992. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Fund and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

James D. Wineland is primarily responsible for the management of the portfolio of United Income Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since January 1988 and has been an employee of such since November 1984.

Abel Garcia is primarily responsible for the management of the portfolio of United Science and Technology Fund. Mr. Garcia has held his Fund responsibilities since January 1984. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1988 to March 1998, Mr. Garcia was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Garcia has been an employee of WRIMCO and its predecessors since August 1983.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.


Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

for United Accumulative Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion;

for United Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion;

for United Income Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion; and

for United Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Prior to June 30, 1999, the management fee of a Fund was calculated by adding a group fee to a specific fee. The specific fee was computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of the net assets of United Accumulative Fund, .03 of 1% of the net assets of United Bond Fund, .15 of 1% of the net assets of United Income Fund and .20 of 1% of the net assets of United Science and Technology Fund. The group fee was determined on the basis of the combined net asset values of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:


-------------------------------------------------------
Group Fee Rate

Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
-------------------------------------------------------
From $0 to $750                      .51 of 1%

From $750 to $1,500                  .49 of 1%

From $1,500 to $2,250                .47 of 1%

From $2,250 to $3,000                .45 of 1%

From $3,000 to $3,750                .43 of 1%

From $3,750 to $7,500                .40 of 1%

From $7,500 to $12,000               .38 of 1%

Over $12,000                         .36 of 1%

Management fees for each Fund as a percent of each Fund's net assets for the fiscal year ended December 31, 1998 were as follows: United Bond Fund 0.52%, United Income Fund 0.54%, United Accumulative Fund 0.54%, United Science and Technology Fund 0.59%.

Financial Highlights

[globe graphic]

[pillar graphic]



The following information is to help you understand the financial performance of each Fund's Class A and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Funds' financial statements for the year ended December 31, 1998 and the six-month period ended June 30, 1999, are included in the SAI, which is available upon request.

Financial
Highlights
--------------
United
Accumulative
Fund

[globe graphic]

 For a Class A share outstanding throughout each period*:

                                                 For the                          For the fiscal year
                                               six months                           ended December 31,
                                                  ended       ----------------------------------------------------------
                                                 6-30-99          1998        1997        1996        1995        1994
Class A Per-Share Data
Net asset value,
beginning of
period                                           $8.28         $7.77         $7.75       $7.78       $6.58       $7.19
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                           0.02            0.10        0.10        0.11        0.11        0.13

 Net realized and
 unrealized gain
 (loss) on
 investments                                      0.81            1.60        2.14        0.82        2.12       (0.13)
------------------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                        0.83            1.70        2.24        0.93        2.23        0.00
------------------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                          (0.02)          (0.11)      (0.09)      (0.11)      (0.11)      (0.13)

 From capital
 gains                                           (0.00)          (1.08)      (2.13)      (0.85)      (0.92)      (0.48)
------------------------------------------------------------------------------------------------------------------------
Total distributions                              (0.02)          (1.19)      (2.22)      (0.96)      (1.03)      (0.61)
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.09           $8.28       $7.77       $7.75       $7.78       $6.58
------------------------------------------------------------------------------------------------------------------------
Class A Ratios/Supplemental Data

Total return**                                    9.97%          22.62%      29.58%      12.18%      34.21%       0.04%

Net assets, end of
period (in
millions)                                       $2,025          $1,864      $1,595      $1,285      $1,206        $967

Ratio of expenses
to average net
assets                                            0.93%***        0.88%       0.82%       0.83%       0.80%       0.71%

Ratio of net
investment income
to average net
assets                                            0.47%***        1.12%       1.16%       1.34%       1.42%       1.76%

Portfolio turnover
rate                                            207.86%         373.78%     313.99%     240.37%     229.03%     205.40%

  *On June 17, 1995, Fund shares outstanding were designated Class A shares.
   There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

Financial
Highlights
------------
United
Accumulative
Fund

[globe graphic]

For a Class Y share outstanding throughout each period:

                                                     For the            For the fiscal year          For the
                                                   six months            ended December 31,        period from
                                                      ended     ---------------------------------  7/11/95* to
                                                     6-30-99      1998        1997        1996      12/31/95
Class Y Per-Share Data
Net asset value,
beginning of
period                                                 $8.28     $7.77       $7.75       $7.78        $7.84
----------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                                 0.03      0.12        0.11        0.12            0.05

 Net realized
 and unrealized
 gain on
 investments                                            0.80      1.59        2.14        0.82            0.87
----------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                              0.83      1.71        2.25        0.94            0.92
----------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                                (0.02)    (0.12)      (0.10)      (0.12)          (0.06)

 From capital
 gains                                                 (0.00)    (1.08)      (2.13)      (0.85)          (0.92)
----------------------------------------------------------------------------------------------------------------
Total distributions                                    (0.02)    (1.20)      (2.23)      (0.97)          (0.98)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $9.09     $8.28       $7.77       $7.75           $7.78
----------------------------------------------------------------------------------------------------------------
Class Y Ratios/Supplemental Data

Total return                                           10.06%    22.79%      29.67%      12.27%          11.92%

Net assets, end
of period
(in millions)                                             $4        $4          $4          $3              $1

Ratio of expenses
to average net
assets                                                  0.74%**   0.75%       0.75%       0.74%           0.76%**

Ratio of net
investment
income to average
net assets                                              0.66%**   1.21%       1.22%       1.45%           1.24%**

Portfolio turnover
rate                                                  207.86%   373.78%     313.99%     240.37%         229.03%**

 *Commencement of operations.

**Annualized.

Financial
Highlights
----------
United
Bond
Fund

[column graphic]

For a Class A share outstanding throughout each period*:

                                        For the
                                      six months                     For the fiscal year
                                         ended                        ended December 31,
                                        6-30-99      --------------------------------------------------------
Class A Per-Share Data                                   1998      1997       1996       1995       1994
Net asset value,
beginning of
period                                    $6.39         $6.32      $6.14      $6.34      $5.62      $6.39
-------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                    0.18          0.38       0.39       0.39       0.40       0.39

 Net realized and
 unrealized gain
 (loss) on
 investments                              (0.28)         0.07       0.19      (0.20)      0.72      (0.75)
-------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                (0.10)         0.45       0.58       0.19       1.12      (0.36)
-------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                   (0.18)        (0.38)     (0.40)     (0.39)     (0.40)     (0.39)

 From capital
 gains                                    (0.00)        (0.00)     (0.00)     (0.00)     (0.00)     (0.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                       (0.18)        (0.38)     (0.40)     (0.39)     (0.40)     (0.41)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $6.11         $6.39      $6.32      $6.14      $6.34      $5.62
-------------------------------------------------------------------------------------------------------------
Class A Ratios/Supplemental Data

Total return**                            -1.64%         7.27%      9.77%      3.20%     20.50%     -5.76%

Net assets, end of
period (in
millions)                                  $531          $551       $524       $519       $563       $518

Ratio of expenses
to average net
assets                                     0.91%***      0.84%      0.77%      0.77%      0.74%      0.72%

Ratio of net
investment income
to average net
assets                                     5.67%***      5.88%      6.34%      6.34%      6.54%      6.60%

Portfolio turnover
rate                                      19.66%        33.87%     35.08%     55.74%     66.38%    127.11%

  *On June 17, 1995, Fund shares outstanding were designated Class A shares.
   There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

Financial
Highlights
----------
United
Bond
Fund

[column graphic]

For a Class Y share outstanding throughout each period:

                                                      For the           For the fiscal year         For the
                                                    six months          ended December 31,        period from
                                                       ended     -------------------------------  6/19/95* to
                                                      6-30-99      1998       1997       1996      12/31/95
Class Y Per-Share Data
Net asset value,
beginning of period                                   $6.39       $6.32     $6.14      $6.34         $6.11
-------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                                0.22        0.39       0.42       0.40         0.21

 Net realized and
 unrealized gain
 (loss) on
 investments                                          (0.31)       0.07       0.17      (0.20)        0.22
-------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                            (0.09)       0.46       0.59       0.20         0.43
-------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                               (0.19)      (0.39)     (0.41)     (0.40)       (0.20)

 From capital
 gains                                                (0.00)      (0.00)     (0.00)     (0.00)       (0.00)
-------------------------------------------------------------------------------------------------------------
Total distributions                                   (0.19)      (0.39)     (0.41)     (0.40)       (0.20)
-------------------------------------------------------------------------------------------------------------
Net asset value, end
of period                                             $6.11       $6.39     $6.32       $6.14        $6.34
-------------------------------------------------------------------------------------------------------------
Class Y Ratios/Supplemental Data

Total return                                          -1.50%       7.54%      9.91%      3.35%        7.20%

Net assets, end of
period (in millions)                                     $2          $6         $5        $12           $3

Ratio of expenses to
average net assets                                     0.64%**     0.61%      0.64%      0.62%        0.63%**

Ratio of net
investment income
to average net assets                                  5.94%**     6.10%      6.48%      6.52%        6.41%**

Portfolio turnover
rate                                                  19.66%      33.87%     35.08%     55.74%       66.38%**

 *Commencement of operations.

**Annualized.

Financial
Highlights
----------
United
Income
Fund

[globe graphic]

For a Class A share outstanding throughout each period*:

                                                For the
                                               six months                     For the fiscal year
                                                  ended                        ended December 31,
                                                 6-30-99     -------------------------------------------------------
Class A Per-Share Data                                           1998       1997       1996       1995        1994
Net asset value,
beginning of
period                                             $7.52        $7.59      $6.58      $5.79      $4.67       $4.95
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                             0.04         0.20       0.06       0.07       0.07        0.08

 Net realized and
 unrealized gain
 (loss) on
 investments                                        0.47         1.66       1.73       1.10       1.30       (0.16)
--------------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                          0.51         1.86       1.79       1.17       1.37       (0.08)
--------------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                            (0.04)       (0.19)     (0.06)     (0.06)     (0.07)      (0.07)

 From capital
 gains                                             (0.00)       (1.74)     (0.72)     (0.32)     (0.18)      (0.13)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.04)       (1.93)     (0.78)     (0.38)     (0.25)      (0.20)
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $7.99        $7.52      $7.59      $6.58      $5.79       $4.67
--------------------------------------------------------------------------------------------------------------------
Class A Ratios/Supplemental Data

Total return**                                      6.80%       24.02%     27.34%     20.36%     29.60%      -1.82%

Net assets, end
of period
(in millions)                                     $7,769       $7,368     $6,196     $4,851     $3,976      $3,145

Ratio of expenses
to average net
assets                                              0.94%***     0.89%      0.84%      0.86%      0.83%       0.74%

Ratio of net
investment income
to average net
assets                                              1.07%***     1.11%      0.74%      1.03%      1.31%       1.45%

Portfolio turnover
rate                                               17.18%       49.29%     33.59%     22.24%     17.59%      18.54%

  *On June 17, 1995, Fund shares outstanding were designated Class A shares.
   Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998. There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

Financial
Highlights
----------
United
Income
Fund

[globe graphic]

For a Class Y share outstanding throughout each period*:

                                                       For the           For the fiscal year           For the
                                                     six months          ended December 31,          period from
                                                        ended     --------------------------------   6/19/95** to
                                                       6-30-99        1998       1997       1996      12/31/95
Class Y Per-Share Data
Net asset value,
beginning of period                                     $7.52        $7.59     $6.58       $5.79          $5.55
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income                                                  0.05          0.24      0.07       0.07           0.04

 Net realized and
 unrealized gain
 on investments                                          0.47          1.66      1.73       1.11           0.42
---------------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                               0.52          1.90      1.80       1.18           0.46
---------------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                                 (0.05)       (0.23)     (0.07)     (0.07)         (0.04)

 From capital
 gains                                                  (0.00)       (1.74)     (0.72)     (0.32)         (0.18)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.05)       (1.97)     (0.79)     (0.39)         (0.22)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end
of period                                               $7.99        $7.52      $7.59      $6.58          $5.79
---------------------------------------------------------------------------------------------------------------------
Class Y Ratios/Supplemental Data

Total return                                             6.94%       24.27%     27.49%     20.53%          8.45%

Net assets, end of
period (in millions)                                     $335         $399       $299       $151           $107

Ratio of expenses to
average net assets                                       0.72%***     0.71%      0.72%      0.73%          0.74%***

Ratio of net
investment income
to average net assets                                    1.30%***     1.29%      0.85%      1.17%          1.36%***

Portfolio turnover
rate                                                    17.18%       49.29%     33.59%     22.24%         17.59%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

Financial
Highlights
--------------
United Science
and Technology
Fund

[globe graphic]

For a Class A share outstanding throughout each period*:

                                                  For the
                                                six months                       For the fiscal year
                                                   ended                          ended December 31,
                                                  6-30-99      -------------------------------------------------------------
Class A Per-Share Data                                              1998       1997       1996           1995        1994
Net asset value,
beginning of
period                                             $9.91            $6.71       $7.78       $7.63       $5.07       $4.94
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 income (loss)                                     (0.04)           (0.03)      (0.01)      (0.02)      (0.00)       0.00

 Net realized and
 unrealized gain
 on investments                                     2.32             3.93        0.46        0.66        2.80        0.47
----------------------------------------------------------------------------------------------------------------------------
Total from
investment
operations                                          2.28             3.90        0.45        0.64        2.80        0.47
----------------------------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                            (0.00)           (0.00)      (0.00)      (0.00)      (0.00)      (0.00)

 From capital
 gains                                             (0.00)           (0.70)      (1.52)      (0.49)      (0.24)      (0.34)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.00)           (0.70)      (1.52)      (0.49)      (0.24)      (0.34)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.19           $9.91       $6.71       $7.78       $7.63       $5.07
----------------------------------------------------------------------------------------------------------------------------
Class A Ratios/Supplemental Data

Total return**                                     23.01%           59.31%       7.22%       8.35%      55.37%       9.78%

Net assets, end of
period (in
millions)                                         $2,161           $1,668      $1,063        $981        $821        $497

Ratio of expenses
to average net
assets                                              1.07%***         1.05%       1.02%       0.98%       0.93%       0.96%

Ratio of net
investment income
(loss) to average
net assets                                         -0.69%***        -0.37%      -0.18%      -0.33%      -0.07%       0.00%

Portfolio turnover
rate                                               23.61%           55.70%      87.68%      33.90%      32.89%      64.39%

  *On June 17, 1995, Fund shares outstanding were designated Class A shares.
   Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998. There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

Financial
Highlights
--------------
United Science
and Technology
Fund

[globe graphic]

For a Class Y share outstanding throughout each period*:

                                                    For the       For the fiscal year        For the
                                                  six months       ended December 31,      period from
                                                     ended      -----------------------    2/27/96** to
                                                    6-30-99         1998        1997         12/31/96
Class Y Per-Share Data
Net asset value,
beginning of period                                  $9.98          $6.74       $7.79         $8.02
-------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
 loss                                                (0.02)         (0.01)      (0.00)        (0.01)

 Net realized and
 unrealized gain
 on investments                                       2.35           3.95        0.47          0.27
-------------------------------------------------------------------------------------------------------
Total from
investment
operations                                            2.33           3.94        0.47          0.26
-------------------------------------------------------------------------------------------------------
Less distributions:

 From net
 investment
 income                                              (0.00)         (0.00)      (0.00)        (0.00)

 From capital
 gains                                               (0.00)         (0.70)      (1.52)        (0.49)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (0.00)         (0.70)      (1.52)        (0.49)
-------------------------------------------------------------------------------------------------------
Net asset value, end
of period                                           $12.31          $9.98       $6.74         $7.79
-------------------------------------------------------------------------------------------------------
Class Y Ratios/Supplemental Data

Total return                                         23.35%        59.71%       7.43%          3.25%

Net assets, end of
period (in millions)                                    $9             $6          $4            $3

Ratio of expenses to
average net assets                                    0.80%***       0.79%       0.85%         0.80%***

Ratio of net
investment loss to
average net assets                                   -0.42%***      -0.12%      -0.01%        -0.12%***

Portfolio turnover
rate                                                 23.61%         55.70%      87.68%        33.90%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

             This space is intended for your notes and calculations.

             This space is intended for your notes and calculations.

             This space is intended for your notes and calculations.

United
Funds, Inc.

[globe graphic]

[column graphic]


Custodian                                  Underwriter
UMB Bank, n.a.                             Waddell & Reed, Inc.
Kansas City, Missouri                      6300 Lamar Avenue
                                           P.O. Box 29217
Legal Counsel                              Shawnee Mission, Kansas
Kirkpatrick & Lockhart LLP                 66201-9217
1800 Massachusetts                         (913) 236-2000
Avenue, N.W.                               (800) 366-5465
Washington, D.C. 20036
                                           Shareholder Servicing Agent
Independent Auditors                       Waddell & Reed
Deloitte & Touche LLP                      Services Company
1010 Grand Avenue                          6300 Lamar Avenue
Kansas City, Missouri                      P.O. Box 29217
64106-2232                                 Shawnee Mission, Kansas
                                           66201-9217
Investment Manager                         (913) 236-2000
Waddell & Reed Investment                  (800) 366-5465
Management Company
6300 Lamar Avenue                          Accounting Services Agent
P.O. Box 29217                             Waddell & Reed
Shawnee Mission, Kansas                    Services Company
66201-9217                                 6300 Lamar Avenue
(913) 236-2000                             P.O. Box 29217
(800) 366-5465                             Shawnee Mission, Kansas
                                           66201-9217
                                           (913) 236-2000
                                           (800) 366-5465

UNITED FUNDS, INC.

September 20, 1999

[globe graphic]

[column graphic]


You can get more information about the Funds in--


o the Statement of Additional Information (SAI) dated September 20, 1999, which contains detailed information about each Fund, particularly the investment policies and practices. You may not be aware of important information about each Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

o the Annual and Semiannual Reports to Shareholders, which detail each Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.


The Funds' SEC file number is: 811-2552.


--------------------------------------------------------------------------------

[Waddell &
Reed Logo]
                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas 66201-9217
                  (913) 236-2000, (800) 366-5465


                                                                   NUP2000(9-99)

                               UNITED FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                               September 20, 1999



                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the United Funds, Inc. (the "Corporation") dated September 20, 1999, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                                TABLE OF CONTENTS

      Performance Information ..........................................     2

      Investment Strategies, Policies and Practices.....................     5

      Investment Management and Other Services .........................    41

      Purchase, Redemption and Pricing of Shares .......................    47

      Directors and Officers ...........................................    66

      Payments to Shareholders .........................................    73

      Taxes ............................................................    75

      Portfolio Transactions and Brokerage .............................    79

      Other Information ................................................    82

      Financial Statements .............................................    85

      United Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on February 21, 1974, as a successor to a Delaware corporation which commenced operations in 1940.

                             PERFORMANCE INFORMATION

      Waddell & Reed, Inc., the Corporation's underwriter, or the Corporation may, from time to time, publish for one or more of the four Funds total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return

      Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of a Fund is:

              n
      P(1 + T)    =     ERV

     Where :  P   =     $1,000 initial payment
              T   =     Average annual total return
              n   =     Number of years
            ERV   =     Ending redeemable value of the $1,000 investment for
                        the periods shown.

      Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


      The average annual total return quotations for Class A shares with sales load deducted as of June 30, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                One-year          Five-year      Ten-year
                               period from       period from    period from
                                7-1-98 to         7-1-94 to      7-1-89 to
                                 6-30-99           6-30-99        6-30-99
                               -----------       -----------    -----------
United Accumulative Fund           9.35%            20.50%         14.20%
United Bond Fund                  -4.13%             6.33%          7.01%
United Income Fund                 5.79%            20.07%         15.55%
United Science and
   Technology Fund                41.80%            32.44%         20.65%

      The average annual total return quotations for Class A shares without sales load deducted as of June 30, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                One-year          Five-year      Ten-year
                               period from       period from    period from
                                7-1-98 to         7-1-94 to      7-1-89 to
                                 6-30-99           6-30-99        6-30-99
                               -----------       -----------    -----------
United Accumulative Fund          16.02%            21.94%         14.88%
United Bond Fund                   1.72%             7.59%          7.64%
United Income Fund                12.25%            21.50%         16.23%
United Science and
   Technology Fund                50.45%            34.02%         21.36%


      Prior to October 1, 1993, United Science and Technology Fund was named United Science and Energy Fund, and its investment policies related to investments in science and energy securities rather than science and technology securities.

      Prior to June 17, 1995, each Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Funds have been available for certain institutional investors.

      The total return quotations for Class Y shares as of June 30, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                One year
                                 period                   Period from
                                  ended                  inception* to
                              June 30, 1999              June 30, 1999
                             --------------             --------------
United Accumulative Fund          16.23%                     21.98%
United Bond Fund                   1.74%                      6.52%
United Income Fund                12.52%                     21.78%
United Science and
   Technology Fund                51.15%                     26.36%


*United Income Fund and United Bond Fund commenced selling Class Y shares on
 June 19, 1995, United Accumulative Fund commenced selling Class Y shares on July 11, 1995 and United Science and Technology Fund commenced selling Class Y shares on February 27, 1996.

      No total return information is provided for Class B or Class C since neither had commenced operations as of June 30, 1999.


      A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Yield

      Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:


                               6
     Yield = 2((((a - b)/cd)+1)  -1)

Where, with respect to a particular class of a Fund:
         a  =  dividends and interest earned during the period.
         b  =  expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share of the class on the last day of the period.


      The yield for United Bond Fund Class A shares computed according to the formula for the 30-day period ended on June 30, 1999, the date of the most recent balance sheet included in this SAI, is 5.42%. The yield for United Bond Fund Class Y shares computed according to the formula for the 30-day period ended on June 30, 1999, the date of the most recent balance sheet included in this SAI, is 6.04%. No yield information is provided for United Bond Fund Class B or Class C shares since neither class had commenced operations as of June 30, 1999.


      Change in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.


Performance Rankings

      Waddell & Reed, Inc. or the Corporation also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

      All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.


                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES


      This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

      WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Funds.



United Science and Technology Fund

      As described in the Prospectus, the portfolio of United Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.


United Bond Fund


      In selecting debt securities for the portfolio of this Fund, consideration will be given to their yield; this yield would include the yield to maturity in the case of debt securities purchased at a discount. Consideration will also be given to the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

      Among the other debt securities in which the Fund may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Insured Deposits are not marketable, and the Fund will invest in them only within the 10% limit mentioned below under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.


      A debt security may not be purchased if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

Securities - General

      The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stock in any rating category that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.


      Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.


      Each of the Funds may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.


      While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

      Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

      Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

      Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.


Specific Securities and Investment Practices

   U.S. Government Securities

      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. United Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

      U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Money Market Instruments

      Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Zero Coupon Securities

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

      Each of the Funds may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Fund otherwise might not have done so.

      A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

      The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

   Mortgage-Backed  and Asset-Backed Securities

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

      The U.S. Government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      Each Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal(s) and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

      Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Variable or Floating Rate Instruments

      Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   Indexed Securities

      Each Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

      Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Foreign Securities and Currency

      Each of the Funds may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depository receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

      WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

      However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.


      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.


      The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies
- Forward Currency Contracts" below.

   Restricted Securities

      Each of the Funds may purchase restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on an exchange and may be less liquid than listed securities. Certain restricted securities, e.g. 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

   Investment Company Securities

      Each Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

   Lending Securities

      Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation.

      Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.


      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

      The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, each Fund may lend securities only to creditworthy broker-dealers and financial institutions deemed creditworthy by WRIMCO. Each Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

   Repurchase Agreements


      Each of the Funds may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.


      The majority of the repurchase agreements in which a Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Funds' custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

   When-Issued and Delayed-Delivery Transactions

      Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

      Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

   Warrants and Rights

      Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

   Illiquid Investments

      Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

      (i)   repurchase agreements not terminable within seven days;

     (ii)   securities for which market quotations are not readily available;

    (iii)   over-the-counter ("OTC") options and their underlying collateral;

     (iv) bank deposits unless they are payable at principal plus accrued interest on demand or within seven days after demand;

      (v) restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors;

     (vi)   non-government stripped fixed-rate mortgage-backed securities; and

    (vii)   securities involved in swap, cap, collar and floor transactions.

      The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Options, Futures and Other Strategies

      General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value.

      Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund is authorized to invest in foreign securities it may purchase and sell foreign currency derivatives.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

      In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Funds' goal(s) and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

      (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put which the Funds may purchase is an "optional delivery standby commitment" which is entered into by parties selling debt securities to a Fund. An optional delivery standby commitment gives a Fund purchasing the security the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related instrument. Each of the Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier is the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of its writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies also can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

      Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index future may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      As an operating policy, to the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


      Foreign Currency Hedging Strategies--Special Considerations. Each Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      Each Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Forward Currency Contracts. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


      Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


      Each Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

      Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

      Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Collars and Floors. Each of the Funds may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

      Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

      The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Investment Restrictions and Limitations


      Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal(s) and the types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of
(1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. A Fund may not:

      (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

     (ii) Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of the total assets of the four Funds in these shares;


     (iii) Lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities and other obligations consistent with their respective goals and their other investment policies and restrictions; they may also lend their portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);


     (iv) Invest for the purpose of exercising control or management of other companies;

      (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

     (vi) Sell securities short (unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (vii) Engage in the underwriting of securities, that is, the selling of securities for others;

   (viii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act, if immediately after and as a result of such purchase, (a) the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of a Fund's total assets, or (b) a Fund owns more than 10% of the outstanding voting securities of such issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

     (ix) Purchase or sell physical commodities; however, this policy shall not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;


      (x) Invest more than 5% of the Corporation's total assets in securities issued by foreign governments;

     (xi) Borrow money; however, this policy shall not prevent a Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

    (xii) Issue senior securities.


      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:


     (i) At least 65% of United Bond Fund's total assets will be invested during normal market conditions in bonds. United Bond Fund may not purchase any securities other than debt securities if, as a result, more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include (1) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or (2) premiums paid or received by the Fund as to those put and call options that this Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practicable to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in
            (2) above.

    (ii) United Accumulative Fund, United Income Fund and United Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its assets would consist of such investments. United Bond Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 20% of its assets would consist of such investments.

   (iii) Each Fund may not invest more than 20% of its net assets in foreign securities.

    (iv) Each Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     (v) Each Fund does not currently intend to invest more than 5% of its assets in the securities of other investment companies.

    (vi) Each Fund, other than United Science and Technology Fund, does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.

      An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


Portfolio Turnover

      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

      The portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1998 and December 31, 1997 were as follows:

                                            1998        1997
                                            ----        ----
United Accumulative Fund ..............   373.78%     313.99%
United Bond Fund ......................    33.87%      35.08%
United Income Fund ....................    49.29%      33.59%
United Science and
   Technology Fund ....................    55.70%      87.68%

      A high turnover rate will increase transaction costs and commission costs that will be borne by the Funds and could generate taxable income or loss.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

      The Corporation has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Corporation's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Corporation's underwriter.

      The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.

      WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed

Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


      Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.


Shareholder Services

      Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.


Accounting Services

      Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides each Fund with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

Payments by the Corporation for Management, Accounting and Shareholder
Services

      Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus.

      The management fees paid to WRIMCO for each Fund during the last three fiscal years were as follows:

                                            1998           1997           1996
                                            ----           ----           ----
United Accumulative Fund .....       $9,490,941     $ 8,111,304    $ 6,879,322
United Bond Fund .............         2,284,751      2,221,667      2,344,627
United Income Fund ...........        39,808,311     32,837,940     25,277,033
United Science and Technology
   Fund ......................         7,557,688      5,997,091      5,667,206
                                     -----------     ----------    -----------
   Total .....................       $59,141,691    $49,168,002    $40,168,188
                                     ===========    ===========    ===========

      For purposes of calculating the daily fee the Corporation does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Corporation. The Corporation accrues and pays this fee daily.

      Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Corporation also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

      Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

              Average
          Net Asset Level                     Annual Fee
      (all dollars in millions)           Rate for Each Fund
      ------------------------            ------------------
      From $    0 to $   10                    $      0
      From $   10 to $   25                    $ 10,000
      From $   25 to $   50                    $ 20,000
      From $   50 to $  100                    $ 30,000
      From $  100 to $  200                    $ 40,000
      From $  200 to $  350                    $ 50,000
      From $  350 to $  550                    $ 60,000
      From $  550 to $  750                    $ 70,000
      From $  750 to $1,000                    $ 85,000
           $1,000 and Over                     $100,000

      Fees paid to the Agent for the fiscal years ended December 31, 1998, 1997 and 1996 were as follows:

                                      1998           1997           1996
                                      ----           ----           ----
United Accumulative Fund .....    $100,000       $100,000       $100,000
United Bond Fund .............      61,667         60,000         61,667
United Income Fund ...........     100,000        100,000        100,000
United Science and
   Technology Fund ...........     100,000         93,750         88,750

      Since the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

      Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Corporation's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Corporation. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1998, 1997 and 1996 were $33,372,169, $28,736,826 and
$26,543,939, respectively, and the amounts retained by Waddell & Reed, Inc. were $13,986,977, $12,109,175 and $11,396,996, respectively.

      No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares and the contingent deferred sales charges for Class B and Class C shares is paid to financial advisors and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales charge or deferred charge.


      The Corporation pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


      Under the Distribution and Service Plan (the "Class A Plan") for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay Waddell & Reed, Inc., the principal underwriter for the Corporation, a fee not to exceed .25% of a Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

      Waddell & Reed, Inc. offers each Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A, Class B and Class C shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including cost for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. For its fiscal year ended December 31, 1998, service and distribution fees paid (or accrued) under the Class A Plan were as follows:

                                           Service          Distribution
                                             Fee                 Fee
                                        -----------         ------------
United Accumulative Fund                $ 3,666,444             $160,493
United Bond Fund                          1,167,287               49,734
United Income Fund                       14,667,555              650,530
United Science and Technology Fund        2,896,641              139,285

      To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to each Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.


      Under the Plans adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay Waddell & Reed, Inc. a service fee not to exceed .25% and a distribution fee not to exceed .75% of a Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

      The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit a Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby, promote the maintenance of their accounts with the Fund. The Corporation anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of a Fund, through increased sales or reduced redemptions, or a combination of these, and reducing the Fund and class expenses of a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of the Fund. Further, continuing sales of Fund shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Corporation anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to a Fund and the shareholders of the affected class. Each Plan was approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of each Plan or any agreement referred to in each Plan (hereafter, the "Plan Directors"). Each Class A Plan was also approved by the affected shareholders of the Fund.

      Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of that Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


Custodial and Auditing Services

      The custodian for the four Funds is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Corporation's independent auditors, audits each Fund's financial statements.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

      The net asset value of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

      Class A shares of the Funds are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of June 30, 1999, which is the most recent balance sheet included in this SAI, was as follows:


United Accumulative Fund

   Net asset value per Class A share (Class A
     net assets divided by Class A shares
     outstanding) .......................................     $9.09
   Add:  selling commission (5.75% of offering
      price) ............................................       .55
                                                              -----
   Maximum offering price per Class A share
     (Class A net asset value divided by 94.25%) ........     $9.64
                                                              =====

United Bond Fund

   Net asset value per Class A share (Class A
     net assets divided by Class A shares
     outstanding) .......................................     $6.11
   Add:  selling commission (5.75% of offering
      price) ............................................       .37
                                                              -----
   Maximum offering price per Class A share
     (Class A net asset value divided by 94.25%) ........     $6.48
                                                              =====

United Income Fund

   Net asset value per Class A share (Class A
     net assets divided by Class A shares
     outstanding) .......................................     $7.99
   Add:  selling commission (5.75% of offering
      price) ............................................       .49
                                                             ------
   Maximum offering price per Class A share
     (Class A net asset value divided by 94.25%) ........     $8.48
                                                             ======

United Science and Technology Fund

   Net asset value per Class A share (Class A
     net assets divided by Class A shares
     outstanding) .......................................    $12.19
   Add:  selling commission (5.75% of offering
      price) ............................................       .74
                                                             ------
   Maximum offering price per Class A share
     (Class A net asset value divided by 94.25%) ........    $12.93
                                                             ======

      The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a document called a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      Waddell & Reed, Inc. need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

      The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

      The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

      Options and futures contracts purchased and held by a Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

      When a Fund writes a put or call, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount that Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

      Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Corporation's Board of Directors. They are accounted for in the same manner as exchange-listed puts.


Minimum Initial and Subsequent Investments

      For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

      For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares only)

   Account Grouping

      Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.    Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

      Examples:

      A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

      B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

      C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

      D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

      All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:     H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:     H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

      All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

      All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

      Account grouping as described above is available under the following circumstances.

   One-time Purchases

      A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

   Rights of Accumulation

      If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

      In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

      If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.


   Letter of Intent

      The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent. By signing a Letter of Intent form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Letter of Intent is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Letter of Intent is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Letter of Intent will be the sales charge in effect on the beginning date of the 13-month period.

      In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Letter of Intent, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Letter of Intent indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Letter of Intent is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Letter of Intent of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

      A copy of the Letter of Intent signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

      If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Letter of Intent only if the contractual plan has been completed.

      The minimum initial investment under a Letter of Intent is 5% of the dollar amount which must be invested under the Letter of Intent. An amount equal to 5% of the purchase required under the Letter of Intent will be held "in escrow." If a purchaser does not, during the period covered by the Letter of Intent, invest the amount required to qualify for the reduced sales charge under the terms of the Letter of Intent, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Letter of

Intent which is not completed will be collected by redeeming part of the shares purchased under the Letter of Intent and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

      If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Letter of Intent, the lower sales charge will apply.

      A Letter of Intent does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Letter of Intent.

      With respect to Letters of Intent for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Letter of Intent, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Letter of Intent will be deducted in computing the aggregate purchases under the Letter of Intent.

      Letters of Intent are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.


   Other Funds in the United Group

      Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in a Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Holders of an uncompleted (i) United Income Investment Program, (ii) United Periodic Investment Plan to Acquire United Accumulative Fund Shares of United Funds, Inc., or (iii) United Periodic Investment Plan to Acquire United Science Fund Shares of United Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less that $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., United Income Fund, United Accumulative Fund, or United Science and Technology Fund, respectively) at net asset value, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated.

Net Asset Value Purchases of Class A Shares

      As stated in the Prospectus, Class A shares of a Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

      Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

      Any holder of an uncompleted Plan on May 30, 1996, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated.

      Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.


Reasons for Differences in Public Offering Price of Class A Shares

      As described herein and in the Prospectus for the Class A shares, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Letter of Intent or Right of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

      The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

      If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of a Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class C shares purchased within the past year remain subject to the CDSC; however, Class B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

      The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

      To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the United Group; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

      You can choose to have your shares redeemed to receive:

      1. a monthly, quarterly, semiannual or annual payment of $50 or more;

      2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

      3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

      Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

      Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

      If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

      The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

      You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Corporation can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


Exchanges for Shares of Other Funds in the United Group

   Class A Share Exchanges

        Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

      You may exchange Class A shares you own in another fund in the United Group for Class A shares of a Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

      United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or
(ii) the shares have been held from the date of the original purchase for at least six months.

      Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund or any other fund in the United Group. The Class A shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

      You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

   Class B Share Exchanges

      You may exchange Class B shares of one Fund of the Corporation for Class B shares of another Fund of the Corporation, or for Class B shares of other funds in the United Group without charge.

      The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

      You may have a specific dollar amount of Class B shares of United Cash Management, Inc. automatically exchanged each month into Class B shares of a Fund or any other fund in the United Group, provided you already own Class B shares of the fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

      You may exchange Class C shares of one Fund of the Corporation for Class C shares of another Fund of the Corporation, or for Class C shares of other funds in the United Group without charge.

      The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

      You may have a specific dollar amount of Class C shares of United Cash Management, Inc. automatically exchanged each month into Class C shares of a Fund or any other fund in the United Group, provided you already own Class C shares of the fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

      Class Y shares of a Fund may be exchanged for Class Y shares of another Fund or of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

   General Exchange Information

      When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

      These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


Retirement Plans

      Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the United Group).

      Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

      An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

      Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

      Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

      More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

      The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Reinvestment Privilege

      Each Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending any one or more of the Funds the amount you wish to reinvest. The amount you return will be reinvested in Class A shares of the Fund at the net asset value next determined after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of a Fund, and the Fund must be offering Class A shares at the time your reinvestment request is received. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

      There is also a reinvestment privilege for Class B and Class C shares under which you may reinvest in any one or more of the Funds all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting. If Class B or Class C shares of a Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of that Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of a Fund and only once as to Class C shares of a Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


Mandatory Redemption of Certain Small Accounts

      Each Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.


                             DIRECTORS AND OFFICERS

      The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

      The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Corporation's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

      Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

      Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

      President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California  94025

      President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

      First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072

      General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

      Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*

      President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

      Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

      Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118

      Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.


RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208

      Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

      Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

      Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217

      Retired. Date of birth: August 7, 1935.

Helge K. Lee

      Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

      Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

James C. Cusser

      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Kidder Peabody & Company. Date of birth: May 30, 1949.

Abel Garcia

      Vice President of the Corporation and two other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: April 28, 1949.

John M. Holliday

      Vice President of the Corporation and nine other funds in the Fund Complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

Antonio Intagliata

      Vice President of the Corporation; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: February 7, 1938.

James D. Wineland

      Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 25, 1951.


      The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

      The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

      The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

      The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group , Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

      During the Corporation's fiscal year ended December 31, 1998, the Corporation's Directors received the following fees for service as a director:

                               Compensation Table

                                       Total
                                      Aggregate             Compensation
                                    Compensation          From Corporation
                                        From                  and Fund
Director                             Corporation              Complex*
--------                            ------------            ------------
Robert L. Hechler                     $     0                 $     0
Henry J. Herrmann                           0                       0
Keith A. Tucker                             0                       0
James M. Concannon                     27,380                  57,500
John A. Dillingham                     27,380                  57,500
David P. Gardner                        6,945                  14,500
Linda K. Graves                        27,380                  57,500
Joseph Harroz, Jr.                      5,813                  12,000
John F. Hayes                          27,380                  57,500
Glendon E. Johnson                     26,913                  56,500
William T. Morgan                      27,380                  57,500
Ronald C. Reimer                        5,813                  12,000
Frank J. Ross, Jr.                     27,380                  57,500
Eleanor B. Schwartz                    27,380                  57,500
Frederick Vogel III                    27,380                  57,500

*No pension or retirement benefits have been accrued as a part of Fund expenses.

      Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.


Shareholdings


      As of August 31, 1999, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of August 31, 1999, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.



                                                Shares owned
Name and Address               Series and       Beneficially
of Beneficial Owner               Class         or of Record               Percent
-------------------            ----------       ------------               -------
USX Corporation               Income Fund
   Savings Fund                  Class Y                                          %
Plan for Salaried Employees
ATTN:  Michael A Stehura Mgr
600 Grant St Room 2618
Pittsburgh PA  15219

UMBSC & Co                    Income Fund
FBO Interstate Brands            Class Y
Unit Elec
PO Box 419260
Kansas City MO  64141

T Rowe Price Trust            Income Fund
   Company                       Class Y
FBO Honeywell
ATTN:  Retirement Plan Services
10090 Red Run Blvd
Owings Mills MD  21117

Mac & Co                      Income Fund
Mutual Funds Operations          Class Y
PO Box 3198
Pittsburgh PA  15230

Waddell & Reed                Science and Technology Fund
   Financial, Inc.               Class Y
Savings & Investment Plan
6300 Lamar Avenue             Accumulative Fund
Overland Park KS  66201          Class Y

                              Bond Fund
                                 Class Y

Torchmark Corporation         Science and Technology Fund
   Savings & Investment          Class Y
   Plan
2001 Third Avenue South       Accumulative Fund
Birmingham AL  35202             Class Y

Fiduciary Trust Co NH TR      Accumulative Fund
Corporate Money Pension          Class Y
 Plan
Okanogan County Hospital      Bond Fund
  District 3                     Class Y
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA 98841

Marine Midland Bank           Bond Fund
   NA FBO                        Class Y
CIBC Incentive Savings Plan
ATTN:  Mutual Fund Processing
PO Box 1329
Buffalo NY  14240


                            PAYMENTS TO SHAREHOLDERS


General


      There are three sources for the payments a Fund makes to you as a shareholder of a class of shares of that Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from proceeds received from a Fund's sale of securities at a price higher than the Fund's basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions.

      The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

      Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital loss). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

      Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.


Choices you have on your Dividends and Distributions

      On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which it was paid You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors. The record date is the date used to determine which shareholders are entitled to receive a dividend or distribution; investors who own shares on that date are so entitled.

      Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of that Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                      TAXES


General

      The Fund (each Fund being treated as a separate entity for these purposes) has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      If a Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before qualifying for RIC treatment.

      Dividends and distributions declared by a Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits each Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Foreign Securities

      Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Each of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.


Foreign Currency Gains and Losses

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

      The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

      Certain options, futures contracts and forward currency contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

      Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

      If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Zero Coupon and Payment-in-Kind Securities

      Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

      To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

      Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

      The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

      Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

      The Corporation may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid by each of the Funds during the fiscal years ended December 31, 1998, 1997 and 1996. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                      1998           1997           1996
                               -----------     ----------     ----------
United Accumulative
   Fund ...................    $10,437,061    $ 8,215,119     $6,157,885
United Bond Fund ..........              0              0              0
United Income Fund ........      5,534,850      4,447,377      2,444,984
United Science and
   Technology Fund ........        777,363        968,118        438,029
                               -----------     ----------     ----------
Total .....................    $16,749,274    $13,630,614     $9,040,898
                               ===========     ==========     ==========

      The next table shows for each of the Fund's last fiscal year the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


                                                      Amount of      Brokerage
                                                   Transactions    Commissions
                                                 --------------     ----------
United Accumulative Fund ....................   $ 6,659,151,988    $ 7,382,565
United Bond Fund ............................               ---            ---
United Income Fund ..........................     3,861,041,722      4,217,519
United Science and Technology Fund ..........       432,862,203        514,668
                                                ---------------    -----------
   Total ....................................   $10,953,055,913    $12,114,752
                                                ===============    ===========


      As of December 31, 1998, United Bond Fund owned securities of Salomon Inc. in the amount of $4,998,300. Salomon Inc. is a regular broker of the Fund.

      The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.


                                OTHER INFORMATION


The Shares of the Four Funds

      The shares of each of the four Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

      Each Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class

A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; Class B and Class C are subject to a contingent deferred sales charge and to ongoing distribution and service fees; Class B shares convert at the end of the seventh calendar year following the first year of purchase to Class A shares; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the same Fund, which in turn are expected to be lower than for Class Y shares of that Fund. Shares are fully paid and nonassessable when purchased.

      The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

      Each share (regardless of class) has one vote. All shares of each of the Funds vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

      Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 4.06%
   Compuware Corporation* .................................................         1,000,000            $   31,781,250
   Microsoft Corporation* .................................................           150,000                13,518,750
   Oracle Corporation* ....................................................         1,000,000                37,125,000
      Total ...............................................................                                  82,425,000

Chemicals and Allied Products - 6.50%
   Air Products and Chemicals, Inc. .......................................           100,600                 4,049,150
   Elan Corporation PLC, ADR* .............................................           325,000                 9,018,750
   Hercules Incorporated ..................................................           300,000                11,793,750
   Pharmacia & Upjohn, Inc. ...............................................           600,000                34,087,500
   Praxair, Inc. ..........................................................           225,000                11,010,938
   Rohm and Haas Company ..................................................            58,000                 2,486,750
   Schering-Plough Corporation ............................................           500,000                26,500,000
   SmithKline Beecham plc, ADR ............................................           500,000                33,031,250
      Total ...............................................................                                 131,978,088

Communication - 11.77%
   Chancellor Media Corporation, Class A* .................................         1,100,000                60,603,125
   Clear Channel Communications, Inc.* ....................................           250,000                17,234,375
   MediaOne Group, Inc.* ..................................................         1,000,000                74,375,000
   Nextel Communications, Inc.* ...........................................           500,000                25,109,375
   Qwest Communications International Inc.*................................           500,000                16,546,875
   Time Warner Telecom Inc., Class A* .....................................           300,000                 8,690,625
   VoiceStream Wireless Corporation* ......................................           800,000                22,775,000
   Western Wireless Corporation, Class A* .................................           500,000                13,515,625
      Total ...............................................................                                 238,850,000

Depository Institutions - 13.91%
   Chase Manhattan Corporation (The) ......................................           700,000                60,637,500
   Citigroup Inc. .........................................................           250,000                11,875,000
   Comerica Incorporated ..................................................           900,000                53,493,750
   KeyCorp ................................................................           350,000                11,243,750
   Mellon Bank Corporation ................................................         1,000,000                36,375,000
   Mercantile Bankshares Corporation ......................................           550,000                19,439,062
   Summit Bancorp. ........................................................           500,000                20,906,250
   U. S. Bancorp. .........................................................           750,000                25,500,000
   Wells Fargo & Company ..................................................         1,000,000                42,750,000
      Total ...............................................................                                 282,220,312

Electric, Gas and Sanitary Services - 2.47%
   Allied Waste Industries, Inc., New* ....................................         2,000,000                39,500,000
   Williams Companies, Inc. (The) .........................................           250,000                10,640,625
      Total ...............................................................                                  50,140,625

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 3.77%
   Cooper Industries, Inc. ................................................           150,000            $    7,800,000
   EchoStar Communications Corporation,
      Class A* ............................................................           150,000                23,020,313
   Intel Corporation ......................................................           200,000                11,893,750
   Tellabs* ...............................................................           500,000                33,796,875
      Total................................................................                                  76,510,938

Fabricated Metal Products - 0.92%
   Lockheed Martin Corporation ............................................           500,000                18,625,000

Furniture and Fixtures - 0.56%
   Ethan Allen Interiors Inc. .............................................           300,000                11,325,000

Health Services - 2.04%
   Columbia/HCA Healthcare Corporation ....................................         1,000,000                22,812,500
   Tenet Healthcare Corporation* ..........................................         1,000,000                18,562,500
      Total ...............................................................                                  41,375,000

Holding and Other Investment Offices - 2.07%
   Equity Office Properties Trust .........................................           500,000                12,812,500
   Host Marriott Corporation ..............................................           500,000                 5,937,500
   "Shell" Transport and Trading
      Company, p.l.c. (The), ADR ..........................................           500,000                23,187,500
      Total ...............................................................                                  41,937,500

Industrial Machinery and Equipment - 2.77%
   AGCO Corporation .......................................................           500,000                 5,656,250
   Cisco Systems, Inc.* ...................................................           200,000                12,881,250
   Deere & Company ........................................................           250,000                 9,906,250
   Ingersoll-Rand Company .................................................           150,000                 9,693,750
   Parker Hannifin Corporation ............................................           396,700                18,149,025
      Total ...............................................................                                  56,286,525

Instruments and Related Products - 2.70%
   General Motors Corporation, Class H* ...................................           500,000                28,125,000
   Litton Industries, Inc.* ...............................................            77,200                 5,539,100
   Raytheon Company, Class B ..............................................           300,000                21,112,500
      Total ...............................................................                                  54,776,600

Insurance Carriers - 10.78%
   ACE Limited ............................................................           700,000                19,775,000
   Allmerica Financial Corporation ........................................           300,000                18,243,750
   American International Group, Inc. .....................................           200,000                23,412,500
   Chartwell Re Corporation ...............................................           500,000                 9,312,500
   Everest Reinsurance Holdings, Inc. .....................................           410,100                13,379,512
   Hartford Life, Inc., Class A ...........................................           325,000                17,103,125
   Liberty Corporation (The) ..............................................           350,000                19,075,000
   LifePoint Hospitals, Inc.* .............................................           299,999                 4,021,862

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Insurance Carriers (Continued)
   Lincoln National Corporation ...........................................           400,000            $   20,925,000
   Nationwide Financial Services, Class A .................................           375,000                16,968,750
   ReliaStar Financial Corp. ..............................................           500,000                21,875,000
   St. Paul Companies, Inc. (The) .........................................           300,000                 9,543,750
   StanCorp Financial Group, Inc.* ........................................           700,000                21,000,000
   Triad Hospitals, Inc.* .................................................           299,999                 4,040,612
      Total ...............................................................                                 218,676,361

Nondepository Institutions - 2.64%
   CIT Group, Inc. (The), Class A .........................................         1,300,000                37,537,500
   Heller Financial, Inc. .................................................           575,000                15,992,187
      Total ...............................................................                                  53,529,687

Oil and Gas Extraction - 6.90%
   Anadarko Petroleum Corporation .........................................           750,000                27,609,375
   Burlington Resources Incorporated ......................................         1,100,000                47,575,000
   Total, S.A., ADR* ......................................................           500,000                32,218,750
   USX Corporation - Marathon Group .......................................         1,000,000                32,562,500
      Total ...............................................................                                 139,965,625

Paper and Allied Products - 3.77%
   Champion International Corporation .....................................           600,000                28,725,000
   International Paper Company ............................................           550,000                27,775,000
   Kimberly-Clark Corporation .............................................           350,000                19,950,000
      Total ...............................................................                                  76,450,000

Petroleum and Coal Products - 5.95%
   Coastal Corporation (The) ..............................................           700,000                28,000,000
   Royal Dutch Petroleum Company ..........................................           500,000                30,125,000
   Texaco Inc. ............................................................         1,000,000                62,500,000
      Total ...............................................................                                 120,625,000

Railroad Transportation - 1.07%
   Burlington Northern Santa Fe Corporation ...............................           700,000                21,700,000

Security and Commodity Brokers - 1.56%
   Charles Schwab Corporation (The) .......................................            75,000                 8,240,625
   Goldman Sachs Group, Inc. (The)* .......................................           325,000                23,481,250
      Total ...............................................................                                  31,721,875

Transportation by Air - 4.10%
   AMR Corporation* .......................................................           200,000                13,650,000
   Southwest Airlines Co. .................................................         1,500,000                46,687,500
   UAL Corporation* .......................................................           350,000                22,750,000
      Total ...............................................................                                  83,087,500

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
JUNE 30, 1999

                                                                                       Shares                    Value
COMMON STOCKS (Continued)
Transportation Equipment - 7.57%
   AlliedSignal Inc. ......................................................           350,000            $   22,050,000
   Borg-Warner Automotive, Inc. ...........................................           375,000                20,625,000
   Dana Corporation .......................................................           500,000                23,031,250
   Federal-Mogul Corporation ..............................................           450,000                23,400,000
   Ford Motor Company .....................................................           400,000                22,575,000
   General Motors Corporation .............................................           500,000                33,000,000
   Newport News Shipbuilding Inc. .........................................           300,000                 8,850,000
      Total ...............................................................                                 153,531,250

Wholesale Trade -- Nondurable Goods - 0.40%
   McKesson HBOC, Inc. ....................................................           250,000                 8,031,250

TOTAL COMMON STOCKS - 98.28%                                                                             $1,993,769,136
   (Cost: $1,919,809,228)

PREFERRED STOCK - 0.97%
Communication
   Adelphia Communications Corporation,
      5.5%, Convertible* ..................................................           100,000            $   19,700,000
   (Cost: $20,000,000)

TOTAL SHORT-TERM SECURITIES - 1.53%                                                                      $   31,140,692
   (Cost: $31,140,692)

TOTAL INVESTMENT SECURITIES - 100.78%                                                                    $2,044,609,828
   (Cost: $1,970,949,920)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (0.78%)                                                        (15,879,594)

NET ASSETS - 100.00%                                                                                     $2,028,730,234


            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 2.14%
   Procter & Gamble Company (The),
      8.0%, 9-1-2024 ......................................................           $10,000               $11,389,900

Communication - 2.58%
   BellSouth Telecommunications, Inc.,
      5.85%, 11-15-2045 ...................................................             3,000                 2,990,250
   Jones Intercable, Inc.,
      9.625%, 3-15-2002 ...................................................             2,500                 2,675,000
   Tele-Communications, Inc.,
      8.35%, 2-15-2005 ....................................................             7,500                 8,089,350
      Total ...............................................................                                  13,754,600

Depository Institutions - 12.26%
   AmSouth Bancorporation,
      6.75%, 11-1-2025 ....................................................             6,500                 6,411,470
   Chevy Chase Savings Bank, F.S.B.,
      9.25%, 12-1-2005 ....................................................             1,500                 1,518,750
   First Union Corporation:
      6.824%, 8-1-2026 ....................................................             7,500                 7,598,325
      6.55%, 10-15-2035 ...................................................             4,500                 4,456,845
   Kansallis-Osake-Pankki,
      10.0%, 5-1-2002 .....................................................             6,000                 6,502,320
   NBD Bank, National Association,
      8.25%, 11-1-2024 ....................................................             6,000                 6,640,320
   NationsBank Corporation,
      8.57%, 11-15-2024 ...................................................             5,000                 5,629,950
   Riggs National Corporation,
      8.5%, 2-1-2006 ......................................................             7,000                 7,297,290

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Depository Institutions (Continued)
   SouthTrust Bank of Alabama, National Association:
      5.58%, 2-6-2006 .....................................................           $ 7,800            $    7,750,158
      7.69%, 5-15-2025 ....................................................             5,000                 5,360,200
   Sovereign Bancorp, Inc.,
      8.0%, 3-15-2003 .....................................................             2,000                 1,990,000
   Wachovia Corporation,
      6.605%, 10-1-2025 ...................................................             4,250                 4,189,693
      Total ...............................................................                                  65,345,321

Electric, Gas and Sanitary Services - 7.43%
   California Infrastructure and Economic Development
      Bank, Special Purpose Trust:
      PG&E-1,
      6.42%, 9-25-2008 ....................................................             5,000                 4,972,400
      SCE-1,
      6.38%, 9-25-2008 ....................................................             5,000                 4,946,850
   Cleveland Electric Illuminating Co. (The),
      9.5%, 5-15-2005 .....................................................             4,000                 4,265,840
   Entergy Arkansas, Inc.,
      7.5%, 8-1-2007 ......................................................             3,750                 3,891,187
   Korea Electric Power Corporation,
      6.375%, 12-1-2003 ...................................................             2,500                 2,333,425
   Niagara Mohawk Power Corporation:
      9.5%, 6-1-2000 ......................................................             1,500                 1,543,320
      7.375%, 7-1-2003 ....................................................             5,500                 5,594,160
   Pacific Gas & Electric Co.,
      6.875%, 12-1-99 .....................................................             4,750                 4,754,085
   Pennsylvania Power & Light Co.,
      9.25%, 10-1-2019 ....................................................             4,000                 4,170,920
   TXU Eastern Funding Company,
      6.45%, 5-15-2005 (A) ................................................             3,250                 3,139,565
      Total ...............................................................                                  39,611,752

Food and Kindred Products - 3.94%
   Anheuser-Busch Companies, Inc.,
      7.0%, 9-1-2005 ......................................................             3,000                 3,007,020
   Coca-Cola Enterprises Inc.:
      0.0%, 6-20-2020 .....................................................            45,000                10,022,850
      6.7%, 10-15-2036 ....................................................             5,500                 5,545,705
   Coca-Cola FEMSA, S.A. de C.V.,
      8.95%, 11-1-2006 ....................................................             2,500                 2,450,000
      Total ...............................................................                                  21,025,575

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
General Merchandise Stores - 1.09%
   Fred Meyer, Inc.:
      7.15%, 3-1-2003 .....................................................           $ 3,750            $    3,777,787
      7.45%, 3-1-2008 .....................................................             2,000                 2,017,700
      Total ...............................................................                                   5,795,487

Health Services - 1.58%
   Tenet Healthcare Corporation:
      7.875%, 1-15-2003 ...................................................             3,500                 3,430,000
      8.625%, 12-1-2003 ...................................................             5,000                 5,000,000
      Total ...............................................................                                   8,430,000

Holding and Other Investment Offices - 0.96%
   Bay Apartment Communities, Inc.,
      6.5%, 1-15-2005 .....................................................             3,000                 2,875,470
   GRUMA, S.A. de C.V.,
      7.625%, 10-15-2007...................................................             2,500                 2,237,500
      Total ...............................................................                                   5,112,970

Insurance Carriers - 0.57%
   Reliance Group Holdings, Inc.,
      9.0%, 11-15-2000 ....................................................             3,000                 3,057,510

Nondepository Institutions - 10.38%
   Asset Securitization Corporation,
      7.49%, 4-14-2029 ....................................................             6,000                 6,150,960
   CHYPS CBO 1997-1 Ltd.,
      6.72%, 1-15-2010 (A) ................................................             8,500                 8,158,640
   Chrysler Financial Corporation,
      12.75%, 11-1-99 .....................................................             9,000                 9,208,710
   Equicon Loan Trust,
      7.3%, 2-18-2013 .....................................................             4,571                 4,562,246
   General Electric Capital Corporation,
      8.625%, 6-15-2008 ...................................................             3,500                 3,969,735
   General Motors Acceptance Corporation,
      8.875%, 6-1-2010 ....................................................             5,500                 6,227,870

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
   IMC Home Equity Loan Trust,
      6.9%, 1-20-2022 .....................................................           $ 4,500            $    4,498,560
   Norse CBO, Ltd. and Norse CBO, Inc.,
      6.515%, 8-13-2010 (A) ...............................................             3,750                 3,543,750
   Residential Asset Securities Corporation,
      Mortgage Pass-Through Certificates,
      8.0%, 10-25-2024 ....................................................             4,000                 4,066,240
   Westinghouse Electric Corporation,
      8.875%, 6-14-2014 ...................................................             4,500                 4,985,685
      Total ...............................................................                                  55,372,396

Oil and Gas Extraction - 2.86%
   Anadarko Petroleum Corporation,
      7.25%, 3-15-2025 ....................................................             5,000                 5,028,900
   Mitchell Energy & Development Corp.,
      9.25%, 1-15-2002 ....................................................               165                   171,965
   Oryx Energy Company,
      10.0%, 4-1-2001 .....................................................             3,500                 3,690,785
   Pemex Finance Ltd.,
      5.72%, 11-15-2003 (A) ...............................................             2,500                 2,446,875
   YPF Sociedad Anoima,
      8.0%, 2-15-2004 .....................................................             4,000                 3,896,040
      Total ...............................................................                                  15,234,565

Paper and Allied Products - 1.99%
   Canadian Pacific Forest Products Ltd.,
      9.25%, 6-15-2002 ....................................................             4,500                 4,741,245
   Champion International Corporation,
      6.4%, 2-15-2026 .....................................................             6,100                 5,884,609
      Total ...............................................................                                  10,625,854

Petroleum and Coal Products - 0.55%
   Conoco Inc.,
      5.9%, 4-15-2004 .....................................................             3,000                 2,927,340

Printing and Publishing - 1.38%
   News America Holdings Incorporated,
      7.45%, 6-1-2000 .....................................................             2,500                 2,530,475
   Quebecor Printing Capital Corporation,
      6.5%, 8-1-2027 ......................................................             5,000                 4,816,550
      Total ...............................................................                                   7,347,025

Railroad Transportation - 0.94%
   CSX Corporation,
      6.95%, 5-1-2027 .....................................................             5,000                 5,032,500

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Security and Commodity Brokers - 0.96%
   Salomon Inc.,
      3.65%, 2-14-2002 ....................................................           $ 5,000            $    5,107,700

Stone, Clay and Glass Products - 1.64%
   Cemex, S.A. de C.V.,
      9.5%, 9-20-2001 .....................................................             3,500                 3,552,500
   Owens-Illinois, Inc.,
      7.15%, 5-15-2005.....................................................             3,250                 3,124,485
   USG Corporation,
      9.25%, 9-15-2001 ....................................................             2,000                 2,094,880
      Total ...............................................................                                   8,771,865

Transportation Equipment - 0.65%
   Coltec Industries Inc.,
      7.5%, 4-15-2008 .....................................................             2,500                 2,506,250
   Federal-Mogul Corporation,
      7.75%, 7-1-2006 .....................................................             1,000                   957,510
      Total ...............................................................                                   3,463,760

United States Postal Service - 0.31%
   Postal Square Limited Partnership,
      6.5%, 6-15-2022 .....................................................             1,701                 1,633,679

Wholesale Trade -- Durable Goods - 1.78%
   Motorola, Inc.,
      8.4%, 8-15-2031 .....................................................             8,500                 9,502,915

TOTAL CORPORATE DEBT SECURITIES - 55.99%                                                                   $298,542,714
   (Cost: $299,608,171)

OTHER GOVERNMENT SECURITIES
Canada - 5.77%
   Hydro-Quebec:
      8.05%, 7-7-2024 .....................................................            10,000                10,837,300
      7.4%, 3-28-2025 .....................................................             5,150                 5,774,540
   Province de Quebec:
      5.67%, 2-27-2026 ....................................................             9,200                 9,190,432
      6.29%, 3-6-2026 .....................................................             5,000                 4,971,450
      Total ...............................................................                                  30,773,722

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
OTHER GOVERNMENT SECURITIES (Continued)
Korea - 0.47%
   Korea Development Bank (The),
      7.90%, 2-1-2002 .....................................................           $ 2,500            $    2,491,175

Supranational - 1.07%
   Inter-American Development Bank,
      8.4%, 9-1-2009 ......................................................             5,000                 5,692,900

TOTAL OTHER GOVERNMENT SECURITIES - 7.31%                                                                $   38,957,797
   (Cost: $37,524,730)

UNITED STATES GOVERNMENT SECURITIES
   Federal Home Loan Mortgage Corporation:
      7.5%, 2-15-2007 .....................................................             6,396                 6,490,419
      6.5%, 9-25-2018 .....................................................             2,000                 1,985,000
      7.0%, 1-15-2019 .....................................................             2,000                 2,000,620
      7.5%, 4-15-2019 .....................................................            15,360                15,503,472
      7.95%, 12-15-2020 ...................................................             1,177                 1,177,800
      6.25%, 1-15-2021 ....................................................            12,000                11,861,160
   Federal National Mortgage Association:
      5.875%, 7-16-2003 ...................................................             5,000                 4,902,350
      7.0%, 7-25-2006 .....................................................            10,000                10,065,600
      6.09%, 4-1-2009 .....................................................             4,484                 4,274,328
      0.0%, 2-12-2018 .....................................................             4,500                 1,303,110
      7.0%, 9-25-2020 .....................................................             2,000                 2,007,500
      6.5%, 8-25-2021 .....................................................             2,500                 2,458,200
      7.0%, 8-25-2021 .....................................................            10,000                10,028,100
      7.0%, 6-1-2024 ......................................................             6,426                 6,351,937
      6.0%, 12-1-2028 .....................................................             6,891                 6,473,590
   Government National Mortgage Association:
      7.5%, 7-15-2023 .....................................................             3,083                 3,116,262
      7.5%, 12-15-2023 ....................................................             3,472                 3,509,786
      8.0%, 9-15-2025 .....................................................             4,796                 4,962,764
      7.0%, 7-20-2027 .....................................................               269                   263,893
      7.0%, 9-20-2027 .....................................................             4,325                 4,246,926
      7.75%, 10-15-2031 ...................................................             1,969                 2,092,078
   Tennessee Valley Authority,
      5.88%, 4-1-2036 .....................................................             3,750                 3,677,025
   United States Department of Veterans Affairs,
      Guaranteed Remic Pass-Through Certificates,
      Vendee Mortgage Trust:
      1997-2 Class C,
      7.5%, 8-15-2017 .....................................................             4,000                 4,070,000
      1998-1 Class 2-B,
      7.0%, 6-15-2019 .....................................................               750                   757,732
      1999-2 Class 1-B,
      6.5%, 12-1-2020 .....................................................             5,500                 5,448,410

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
UNITED STATES GOVERNMENT SECURITIES (Continued) United States Treasury:
      5.75%, 10-31-2000 ...................................................            $3,000              $  3,013,110
      5.25%, 1-31-2001 ....................................................             5,000                 4,984,350
      7.5%, 2-15-2005 .....................................................            10,000                10,765,600
      6.5%, 8-15-2005 .....................................................             5,750                 5,926,985
      6.5%, 10-15-2006 ....................................................            24,000                24,780,000
      11.25%, 2-15-2015 ...................................................             2,500                 3,742,175

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 32.30%                                                                                     $172,240,282
   (Cost: $174,026,059)

TOTAL SHORT-TERM SECURITIES - 3.15%                                                                        $ 16,793,609
   (Cost: $16,793,609)

TOTAL INVESTMENT SECURITIES - 98.75%                                                                       $526,534,402
   (Cost: $527,952,569)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.25%                                                             6,656,670

NET ASSETS - 100.00%                                                                                       $533,191,072


            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
JUNE 30, 1999

                                                                                       Shares                    Value
COMMON STOCKS
Apparel and Accessory Stores - 0.49%
   Gap, Inc. (The) ........................................................           787,500            $   39,670,313

Building Materials and Garden Supplies - 1.11%
   Home Depot, Inc. (The) .................................................         1,394,200                89,838,763

Business Services - 2.87%
   America Online, Inc.* ..................................................           255,700                28,254,850
   Microsoft Corporation* .................................................         1,772,800               159,773,600
   SAP AG, ADR ............................................................         1,275,900                44,178,038
      Total ...............................................................                                 232,206,488

Chemicals and Allied Products - 17.19%
   ABB AG (B) .............................................................            67,000                99,144,309
   Air Products and Chemicals, Inc. .......................................         1,429,200                57,525,300
   Biogen, Inc.* ..........................................................           667,600                42,955,887
   Bristol-Myers Squibb Company ...........................................         1,345,500                94,773,656
   Colgate-Palmolive Company ..............................................           787,800                77,795,250
   du Pont (E.I.) de Nemours and Company ..................................         2,073,000               141,611,813
   Forest Laboratories, Inc.* .............................................            80,200                 3,709,250
   Gillette Company (The) .................................................         1,569,900                64,365,900
   Lilly (Eli) and Company ................................................         1,540,100               110,309,662
   Merck & Co., Inc. ......................................................         1,492,700               110,459,800
   Monsanto Company .......................................................         2,100,000                82,818,750
   PPG Industries, Inc. ...................................................           705,300                41,656,781
   Pfizer Inc. ............................................................           731,300                80,260,175
   Pharmacia & Upjohn, Inc. ...............................................         1,031,900                58,624,819
   Procter & Gamble Company (The) .........................................           780,300                69,641,775
   Schering-Plough Corporation ............................................         1,327,000                70,331,000
   Warner-Lambert Company .................................................         2,700,000               187,312,500
      Total ...............................................................                               1,393,296,627

Communication - 5.94%
   Clear Channel Communications, Inc.* ....................................         1,112,000                76,658,500
   Cox Communications, Inc., Class A* .....................................         3,795,400               139,718,163
   MCI WORLDCOM, Inc.* ....................................................         1,037,000                89,214,406
   SBC Communications Inc. ................................................         1,500,000                87,000,000
   Vodafone Airtouch Public Limited
      Company, ADR ........................................................           450,000                88,650,000
      Total ...............................................................                                 481,241,069

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Depository Institutions - 2.46%
   Chase Manhattan Corporation (The) ......................................         1,050,000            $   90,956,250
   Citigroup Inc. .........................................................         2,287,500               108,656,250
      Total ...............................................................                                 199,612,500

Electric, Gas and Sanitary Services - 2.55%
   Duke Energy Corp. ......................................................         1,275,000                69,328,125
   Texas Utilities Company ................................................         3,325,000               137,156,250
      Total ...............................................................                                 206,484,375

Electronic and Other Electric Equipment - 8.81%
   Analog Devices, Inc.* ..................................................         1,575,000                79,045,312
   General Electric Company ...............................................         1,970,200               222,632,600
   Intel Corporation ......................................................         2,804,000               166,750,375
   Nokia, AB (B) ..........................................................         1,520,000               133,166,440
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................         3,419,000               112,506,469
      Total ...............................................................                                 714,101,196

Fabricated Metal Products - 1.92%
   Lockheed Martin Corporation ............................................         4,176,300               155,567,175

Food and Kindred Products - 2.34%
   Bestfoods ..............................................................         1,400,000                69,300,000
   Coca-Cola Company (The) ................................................           685,500                42,843,750
   Panamerican Beverages Inc., Class A ....................................         1,336,000                31,813,500
   Ralston-Ralston Purina Group ...........................................         1,509,100                45,933,231
      Total ...............................................................                                 189,890,481

Food Stores - 1.19%
   Kroger Co. (The)* ......................................................         3,450,000                96,384,375

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
General Merchandise Stores - 2.40%
   Dayton Hudson Corporation ..............................................           565,900            $   36,783,500
   Wal-Mart Stores, Inc. ..................................................         3,261,000               157,343,250
      Total ...............................................................                                 194,126,750

Health Services - 0.78%
   Tenet Healthcare Corporation* ..........................................         3,393,700                62,995,556

Holding and Other Investment Offices - 0.32%
   Lagardere SCA (B) ......................................................           700,000                26,045,789

Industrial Machinery and Equipment - 7.67%
   Apple Computer, Inc.* ..................................................         1,046,700                48,540,713
   Case Corporation .......................................................         3,329,000               160,208,125
   Cisco Systems, Inc.* ...................................................         2,003,400               129,031,481
   Deere & Company ........................................................         1,299,700                51,500,612
   EMC Corporation* .......................................................         1,404,000                77,220,000
   International Business Machines
      Corporation .........................................................         1,200,000               155,100,000
      Total ...............................................................                                 621,600,931

Instruments and Related Products - 3.94%
   General Motors Corporation, Class H* ...................................           759,700                42,733,125
   Guidant Corporation ....................................................         2,400,000               123,450,000
   Medtronic, Inc. ........................................................           972,000                75,694,500
   Raytheon Company, Class A ..............................................         1,124,981                77,483,066
      Total ...............................................................                                 319,360,691

Insurance Carriers - 2.40%
   American International Group, Inc. .....................................           916,950               107,340,459
   Chubb Corporation (The) ................................................         1,259,000                87,500,500
      Total ...............................................................                                 194,840,959

Miscellaneous Retail - 0.38%
   Costco Companies, Inc.* ................................................           382,500                30,611,953

Motion Pictures - 1.78%
   Time Warner Incorporated ...............................................         1,000,000                73,500,000
   Walt Disney Company (The) ..............................................         2,296,900                70,773,231
      Total ...............................................................                                 144,273,231

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Nondepository Institutions - 6.04%
   Associates First Capital Corporation,
      Class A .............................................................         2,976,970            $  131,916,983
   Fannie Mae .............................................................         2,858,400               195,443,100
   Freddie Mac ............................................................         2,800,000               162,400,000
      Total ...............................................................                                 489,760,083

Oil and Gas Extraction - 2.31%
   Burlington Resources Incorporated ......................................         3,300,000               142,725,000
   Schlumberger Limited ...................................................           700,000                44,581,250
      Total ...............................................................                                 187,306,250

Petroleum and Coal Products - 3.13%
   Chevron Corporation ....................................................           450,000                42,834,375
   Exxon Corporation ......................................................           500,000                38,562,500
   Mobil Corporation ......................................................           800,000                79,200,000
   Royal Dutch Petroleum Company ..........................................         1,544,000                93,026,000
      Total ...............................................................                                 253,622,875

Primary Metal Industries - 0.99%
   Alcoa Incorporated .....................................................         1,300,000                80,437,500

Transportation by Air - 0.67%
   AMR Corporation* .......................................................           800,000                54,600,000

Transportation Equipment - 1.71%
   DaimlerChrysler AG .....................................................           713,907                63,448,485
   Ford Motor Company .....................................................         1,332,000                75,174,750
      Total ...............................................................                                 138,623,235

Wholesale Trade - Durable Goods - 1.09%
   Johnson & Johnson ......................................................           899,000                88,102,000

Wholesale Trade - Nondurable Goods - 1.22%
   Safeway Inc.* ..........................................................         2,000,000                99,000,000

TOTAL COMMON STOCKS - 83.70%                                                                             $6,783,601,165
   (Cost: $3,687,300,853)

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
JUNE 30, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
CORPORATE DEBT SECURITIES
Depository Institutions - 0.13%
   Morgan Guaranty Trust Company of New York,
      7.375%, 2-1-2002 ....................................................          $ 10,250            $   10,493,540

Nondepository Institutions - 0.14%
   General Electric Capital Corporation,
      8.3%, 9-20-2009 .....................................................            10,000                11,185,400

TOTAL CORPORATE DEBT SECURITIES - 0.27%                                                                  $   21,678,940
   (Cost: $20,055,074)

UNITED STATES GOVERNMENT SECURITIES
   Federal National Mortgage Association,
      5.9%, 7-9-2003 ......................................................           100,000                97,937,000
   United States Treasury:
      6.75%, 4-30-2000 ....................................................            37,000                37,433,640
      5.75%, 8-15-2003 ....................................................            50,000                50,031,000
      6.5%, 10-15-2006 ....................................................            50,000                51,625,000
      5.625%, 5-15-2008 ...................................................            50,000                48,976,500
      10.375%, 11-15-2012 .................................................             8,500                10,830,870
      7.5%, 11-15-2016 ....................................................            80,000                90,162,400
      9.0%, 11-15-2018 ....................................................            20,000                26,025,000
      8.75%, 8-15-2020 ....................................................            75,000                96,468,750
      5.5%, 8-15-2028 (C) .................................................           600,000               549,372,000
      5.25%, 11-15-2028 ...................................................            50,000                44,320,500

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 13.61%                                                                                   $1,103,182,660
   (Cost: $1,206,945,392)

TOTAL SHORT-TERM SECURITIES - 2.36%                                                                      $  191,367,534
   (Cost: $191,367,534)

TOTAL INVESTMENT SECURITIES - 99.94%                                                                     $8,099,830,299
   (Cost: $5,105,668,853)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%                                                             4,659,631

NET ASSETS - 100.00%                                                                                     $8,104,489,930

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Building Materials and Garden Supplies - 0.97%
   Fastenal Company .......................................................           400,000            $   20,950,000

Business Services - 35.79%
   Amazon.com, Inc.* ......................................................           300,000                37,528,125
   America Online, Inc.* ..................................................         1,000,000               110,500,000
   American Management Systems, Incorporated* .............................           115,000                 3,683,594
   Citrix Systems, Inc.* ..................................................         1,000,000                56,343,750
   Concord EFS, Inc.* .....................................................           817,300                34,607,547
   EarthLink Network, Inc.* ...............................................           234,300                14,402,128
   eBay Inc.* .............................................................           259,500                39,257,484
   HNC Software Inc.* .....................................................           600,000                18,468,750
   Inktomi Corporation* ...................................................           470,000                61,819,687
   Intuit Inc.* ...........................................................           508,800                45,887,400
   Microsoft Corporation* .................................................           600,000                54,075,000
   Oracle Corporation* ....................................................           500,000                18,562,500
   TMP Worldwide Inc.* ....................................................           500,000                31,843,750
   TenFold Corporation* ...................................................           368,800                11,617,200
   Teradyne, Inc.* ........................................................           400,000                28,700,000
   Transaction Systems Architects, Inc.,
      Class A* ............................................................           600,000                23,400,000
   USWeb Corporation* .....................................................           600,000                13,331,250
   Veritas Software Corp.* ................................................           500,000                47,484,375
   Wind River Systems, Inc.* ..............................................           825,000                13,225,781
   Yahoo! Inc.* ...........................................................           650,000               111,942,188
      Total ...............................................................                                 776,680,509

Chemicals and Allied Products - 8.65%
   Abbott Laboratories ....................................................           500,000                22,750,000
   Biogen, Inc.* ..........................................................           700,000                45,040,625
   Bristol-Myers Squibb Company ...........................................           400,000                28,175,000
   Pfizer Inc. ............................................................           230,000                25,242,500
   Schering-Plough Corporation ............................................           600,000                31,800,000
   Warner-Lambert Company .................................................           500,000                34,687,500
      Total ...............................................................                                 187,695,625

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Communication - 7.47%
   Clear Channel Communications, Inc.* ....................................           547,300            $   37,729,494
   COLT Telecom Group plc, ADR* ...........................................           400,000                34,387,500
   Cox Communications, Inc., Class A* .....................................           942,400                34,692,100
   Global TeleSystems Group, Inc.* ........................................           217,000                17,570,219
   Level 3 Communications, Inc.* ..........................................           300,000                18,037,500
   Vodafone Airtouch Public Limited
      Company, ADR ........................................................           100,000                19,700,000
      Total ...............................................................                                 162,116,813

Electronic and Other Electric Equipment - 19.86%
   ADC Telecommunications, Inc.* ..........................................           400,600                18,239,819
   Analog Devices, Inc.* ..................................................         1,000,000                50,187,500
   Broadcom Corporation, Class A* .........................................           500,000                72,265,625
   Concord Communications, Inc.* ..........................................           182,700                 8,152,987
   EchoStar Communications Corporation,
      Class A* ............................................................           300,000                46,040,625
   Gemstar International Group Limited* ...................................           720,000                47,025,000
   General Electric Company ...............................................           325,000                36,725,000
   Inet Technologies, Inc.* ...............................................           125,150                 2,999,689
   Intel Corporation ......................................................           750,000                44,601,563
   Lucent Technologies Inc. ...............................................           330,000                22,254,375
   Micron Technology, Inc.* ...............................................           300,000                12,093,750
   Nokia Corporation, Series A, ADR .......................................           400,000                36,625,000
   Tellabs* ...............................................................           500,000                33,796,875
      Total ...............................................................                                 431,007,808

Engineering and Management Services - 5.04%
   Abacus Direct Corporation* .............................................           356,000                32,295,875
   Incyte Pharmaceuticals, Inc.* ..........................................           998,400                26,364,000
   Paychex, Inc. ..........................................................           900,000                28,631,250
   Quintiles Transnational Corp.* .........................................           525,500                22,054,578
      Total ...............................................................                                 109,345,703

Fabricated Metal Products - 1.03%
   Lockheed Martin Corporation ............................................           600,000                22,350,000

General Merchandise Stores - 0.98%
   Wal-Mart Stores, Inc. ..................................................           440,000                21,230,000

Industrial Machinery and Equipment - 7.44%
   Apple Computer, Inc.* ..................................................           600,000                27,825,000
   Applied Materials, Inc.* ...............................................           250,000                18,460,937
   Cisco Systems, Inc.* ...................................................         1,289,100                83,026,097
   International Business Machines Corporation ............................           230,000                29,727,500
   Juniper Networks, Inc.* ................................................            16,800                 2,505,825
      Total ...............................................................                                 161,545,359

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
JUNE 30, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Instruments and Related Products - 2.65%
   Guidant Corporation ....................................................           209,300            $   10,765,869
   Medtronic, Inc. ........................................................           400,000                31,150,000
   STERIS Corporation* ....................................................           800,000                15,500,000
      Total ...............................................................                                  57,415,869

Insurance Carriers - 0.42%
   Rambus Inc.* ...........................................................           100,000                 9,215,625

Motion Pictures - 2.71%
   AT&T Corp. - Liberty Media Group,
      Class A* ............................................................           600,000                22,050,000
   Time Warner Incorporated ...............................................           500,000                36,750,000
      Total ...............................................................                                  58,800,000

Wholesale Trade -- Durable Goods - 1.81%
   Johnson & Johnson ......................................................           400,000                39,200,000

Wholesale Trade -- Nondurable Goods - 1.33%
   Cardinal Health, Inc. ..................................................           450,000                28,856,250

TOTAL COMMON STOCKS - 96.15%                                                                             $2,086,409,561
   (Cost: $1,070,469,896)

TOTAL SHORT-TERM SECURITIES - 3.54%                                                                       $  76,897,674
   (Cost: $76,897,674)

TOTAL INVESTMENT SECURITIES - 99.69%                                                                     $2,163,307,235
   (Cost: $1,147,367,570)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.31%                                                             6,783,823

NET ASSETS - 100.00%                                                                                     $2,170,091,058


            See Notes to Schedules of Investments on page .

UNITED FUNDS, INC.
JUNE 30, 1999


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $17,288,830 or 3.24% of net assets for United Bond Fund.

(B) Listed on an exchange outside the United States.

(C) See Note 7 to financial statements.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999                                                                                         United
(In Thousands, Except                                   United                 United                 United         Science and
for Per Share Amounts)                            Accumulative                   Bond                 Income          Technology
                                                          Fund                   Fund                   Fund                Fund
Assets                                              ----------               --------             ----------          ----------
                                                                                                                         >
   Investment securities --
      at value (Notes 1 and 3)                      $2,044,610               $526,534             $8,099,830          $2,163,307
   Cash ......................................              61                      2                  7,600               1,790
   Receivables:
      Investment securities sold .............          51,006                    ---                  2,470               6,424
      Dividends and interest..................           1,992                  7,860                 28,595                 258
      Fund shares sold .......................           1,616                    746                  6,344               2,657
   Prepaid insurance
      premium ................................              31                     14                     46                  10
                                                    ----------               --------             ----------          ----------
        Total assets .........................       2,099,316                535,156              8,144,885           2,174,446
                                                    ----------               --------             ----------          ----------
Liabilities
   Payable for investment
      securities purchased....................          66,236                    ---                 16,709                 ---
   Payable to Fund
      shareholders ...........................           3,478                  1,660                 20,590               3,371
   Accrued service fee (Note 2)...............             369                     97                  1,436                 361
   Accrued transfer agency
      and dividend disbursing
      (Note 2) ...............................             217                     85                    954                 312
   Accrued distribution fee (Note 2)..........              46                     14                    182                  59
   Accrued management
      fee (Note 2) ...........................              37                      8                    127                  50
   Accrued accounting
      services fee (Note 2)...................               8                      5                      8                   8
   Other                                                   195                     96                    389                 194
                                                    ----------               --------             ----------          ----------
        Total liabilities.....................          70,586                  1,965                 40,395               4,355
                                                    ----------               --------             ----------          ----------
           Total net assets ..................      $2,028,730               $533,191             $8,104,490          $2,170,091
                                                    ==========               ========             ==========          ==========
Net Assets
   $1.00 par value capital stock
      Capital stock ..........................      $  223,273               $ 87,224             $1,014,624          $  177,948
      Additional paid-in
        capital...............................       1,364,234                464,935              3,646,987             752,965
   Accumulated undistributed
      income (loss):
      Accumulated undistributed
        net investment
        income (loss) ........................           3,279                     67                 10,491              (6,382)
      Accumulated undistributed net
        realized gain (loss) on
        investment
        transactions..........................         364,298                (17,617)               438,255             229,625
      Net unrealized appreciation
        (depreciation) of
        investments ..........................          73,646                 (1,418)             2,994,133           1,015,935
                                                    ----------               --------             ----------          ----------
        Net assets applicable to
           outstanding units
           of capital ........................      $2,028,730               $533,191             $8,104,490          $2,170,091
                                                    ==========               ========             ==========          ==========
Capital shares outstanding
   Class A    ................................         222,798                 86,844                972,640             177,179
   Class Y    ................................             475                    380                 41,984                 769
Capital shares authorized ....................         500,000                300,000              2,000,000             400,000
Net asset value per share
   (net assets divided by
   shares outstanding)
   Class A    ................................           $9.09                  $6.11                  $7.99              $12.19
   Class Y    ................................           $9.09                  $6.11                  $7.99              $12.31
                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended JUNE 30, 1999

(In Thousands)                                                                                                            United
                                                        United                 United                 United         Science and
                                                  Accumulative                   Bond                 Income          Technology
                                                          Fund                   Fund                   Fund                Fund
Investment Income                                -------------           ------------         --------------        ------------
   Income (Note 1B):
      Interest and
        amortization .........................        $  3,052                $17,836               $ 40,148            $  1,674
      Dividends ..............................          10,296                    ---                 38,650               1,812
                                                      --------                -------                -------            --------
        Total income .........................          13,348                 17,836                 78,798               3,486
                                                      --------                -------                -------            --------
   Expenses (Note 2):
      Investment
        management fee........................           5,156                  1,140                 21,123               5,482
      Service fees -- Class A.................           2,124                    610                  8,368               2,049
      Transfer agency and
        dividend disbursing
         -- Class A ..........................           1,063                    496                  4,718               1,681
      Distribution
        fees -- Class A ......................             168                     59                    695                 261
      Custodian fees .........................              26                      9                    287                  17
      Shareholder servicing
        fee -- Class Y........................               4                      2                    277                   7
      Accounting services fee.................              50                     31                     50                  50
      Legal fees .............................              12                      3                     44                  10
      Audit fees .............................              10                     10                     11                  10
      Other   ................................             229                    115                    897                 337
                                                      --------                -------                -------            --------
        Total expenses .......................           8,842                  2,475                 36,470               9,904
                                                      --------                -------                -------            --------
           Net investment
              income (loss) ..................           4,506                 15,361                 42,328              (6,418)
                                                      --------                -------                -------            --------
Realized and Unrealized
   Gain (Loss) on Investments (Notes 1 and 3)
   Realized net gain
      on securities ..........................         299,179                    874                409,901             184,856
   Realized net gain (loss) on foreign
      currency transactions ..................            (102)                   ---                   (393)                 36
                                                      --------             ----------               --------            --------
      Realized net gain
        on investments .......................         299,077                    874                409,508             184,892
   Unrealized appreciation (depreciation)
      in value of investments
      during the period.......................        (119,653)               (24,890)                70,943             218,866
                                                      --------             ----------               --------            --------
        Net gain (loss) on
           investments ................                179,424                (24,016)               480,451             403,758
                                                      --------             ----------               --------            --------
           Net increase (decrease) in net
              assets resulting from
              operations..............                $183,930               $(8,655)               $522,779            $397,340
                                                      ========               ========               ========            ========
                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended JUNE 30, 1999

(In Thousands)                                                                                                              United
                                                        United                  United                 United          Science and
                                                  Accumulative                    Bond                 Income           Technology
                                                          Fund                    Fund                   Fund                 Fund
                                                  ------------          --------------         --------------         ------------
Increase (Decrease) in Net Assets
   Operations:
      Net investment
        income (loss) ........................      $    4,506                $ 15,361             $   42,328           $   (6,418)
      Realized net gain
        on investments .......................         299,077                     874                409,508              184,892
      Unrealized appreciation
        (depreciation) .......................        (119,653)                (24,890)                70,943              218,866
                                                    ----------                --------             ----------           ----------
        Net increase (decrease) in net
           assets resulting
           from operations....................         183,930                  (8,655)               522,779              397,340
                                                    ----------                --------             ----------           ----------
   Distributions to shareholders
      from (Note 1E):*
      Net investment income:
        Class A ..............................          (3,333)                (15,433)               (39,031)                 ---
        Class Y ..............................             (11)                    (64)                (2,345)                 ---
      Realized net gains on investment
       transactions:
        Class A ..............................             ---                     ---                    ---                  ---
        Class Y ..............................             ---                     ---                    ---                  ---
                                                    ----------                --------             ----------           ----------
                                                        (3,344)                (15,497)               (41,376)                 ---
                                                    ----------                --------             ----------           ----------
   Capital share
      transactions (Note 5)...................         (19,893)                    195               (144,214)              98,268
                                                    ----------                --------             ----------           ----------
      Total increase (decrease)                        160,693                 (23,957)               337,189              495,608
Net Assets
   Beginning of period .......................       1,868,037                 557,148              7,767,301            1,674,483
                                                    ----------                --------             ----------           ----------
   End of period .............................      $2,028,730                $533,191             $8,104,490           $2,170,091
                                                    ==========                ========             ==========           ==========
      Undistributed
        net investment
        income (loss) ........................          $3,279                     $67                $10,491              $(6,382)
                                                        ======                     ===                =======              =======

                *See "Financial Highlights" on pages - .

                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

For the Fiscal Year Ended DECEMBER 31, 1998                                   United
(In Thousands)                                          United                United                  United          Science and
                                                  Accumulative                  Bond                  Income           Technology
                                                          Fund                  Fund                    Fund                 Fund
                                                  ------------        --------------          --------------         ------------
Increase in Net Assets
   Operations:
      Net investment
        income (loss) ........................      $   19,519              $ 31,745              $   82,228            $  (4,737)
      Realized net gain
        on investments .......................         259,891                 4,756               1,363,007              139,225
      Unrealized
        appreciation .........................          75,732                 1,500                 102,526              492,528
                                                      --------            ----------              ----------           ----------
        Net increase in net
           assets resulting
           from operations....................         355,142                38,001               1,547,761              627,016
                                                      --------            ----------              ----------           ----------
   Distributions to shareholders from
      (Note 1E):*
      Net investment income:
        Class A ..............................         (20,979)              (31,553)                (69,402)                 ---
        Class Y ..............................             (50)                 (359)                 (4,557)                 ---
      Realized net gains on investment
        transactions:
        Class A ..............................        (214,379)                  ---              (1,392,072)            (108,718)
        Class Y ..............................            (421)                  ---                 (76,922)                (380)
                                                      --------            ----------              ----------           ----------
                                                      (235,829)              (31,912)             (1,542,953)            (109,098)
                                                      --------            ----------              ----------           ----------
   Capital share
      transactions (Note 5)...................         149,682                22,363               1,267,504               89,771
                                                      --------            ----------              ----------           ----------
      Total increase .........................         268,995                28,452               1,272,312              607,689
Net Assets
   Beginning of period .......................       1,599,042               528,696               6,494,989            1,066,794
                                                    ----------              --------              ----------           ----------
   End of period                                    $1,868,037              $557,148              $7,767,301           $1,674,483
                                                    ==========              ========              ==========           ==========
      Undistributed
        net investment
        income ...............................          $2,219                  $203                  $9,932                 $---
                                                        ======                  ====                  ======                 ====

                *See "Financial Highlights" on pages - .

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                        For the
                                       six months               For the fiscal year ended December 31,
                                         ended                  --------------------------------------
                                        6/30/99         1998         1997         1996         1995         1994
                                       ----------       ----         ----         ----         ----         ----
Net asset value,
   beginning of period ..............     $8.28        $7.77        $7.75        $7.78        $6.58        $7.19
                                          -----        -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment
      income ........................      0.02         0.10         0.10         0.11         0.11         0.13
   Net realized and
      unrealized gain
      (loss) on
      investments ...................      0.81         1.60         2.14         0.82         2.12        (0.13)
                                          -----        -----        -----        -----        -----        -----
Total from investment
   operations ......................       0.83         1.70         2.24         0.93         2.23         0.00
                                          -----        -----        -----        -----        -----        -----
Less distributions:
   From net investment
      income ........................     (0.02)       (0.11)       (0.09)       (0.11)       (0.11)       (0.13)
   From capital gains ...............     (0.00)       (1.08)       (2.13)       (0.85)       (0.92)       (0.48)
                                          -----        -----        -----        -----        -----        -----
Total distributions .................     (0.02)       (1.19)       (2.22)       (0.96)       (1.03)       (0.61)
                                          -----        -----        -----        -----        -----        -----
Net asset value,
   end of period ....................     $9.09        $8.28        $7.77        $7.75        $7.78        $6.58
                                          =====        =====        =====        =====        =====        =====
Total return* .......................      9.97%       22.62%       29.58%       12.18%       34.21%        0.04%
Net assets, end of
   period (in
   millions) ........................    $2,025       $1,864       $1,595       $1,285       $1,206         $967
Ratio of expenses to
   average net assets ...............      0.93%**      0.88%        0.82%        0.83%        0.80%        0.71%
Ratio of net investment
   income to average
   net assets .......................      0.47%**      1.12%        1.16%        1.34%        1.42%        1.76%
Portfolio turnover
   rate .............................    207.86%      373.78%      313.99%      240.37%      229.03%      205.40%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                        For the
                                            six        For the fiscal year                         For the
                                         months        ended December 31,                        period from
                                          ended        --------------------                      7/11/95* to
                                        6/30/99         1998         1997         1996             12/31/95
                                        -------         ----         ----         ----           -----------
Net asset value,
   beginning of period................    $8.28        $7.77        $7.75        $7.78               $7.84
                                          -----        -----        -----        -----               -----
Income from investment
   operations:
   Net investment income .............     0.03         0.12         0.11         0.12                0.05
   Net realized and
      unrealized gain
      on investments .................     0.80         1.59         2.14         0.82                0.87
                                          -----        -----        -----        -----               -----
Total from investment
   operations ........................     0.83         1.71         2.25         0.94                0.92
                                          -----        -----        -----        -----               -----
Less distributions:
   From net investment
      income .........................    (0.02)       (0.12)       (0.10)       (0.12)              (0.06)
   From capital gains ................    (0.00)       (1.08)       (2.13)       (0.85)              (0.92)
                                          -----        -----        -----        -----               -----
Total distributions ..................    (0.02)       (1.20)       (2.23)       (0.97)              (0.98)
                                          -----        -----        -----        -----               -----
Net asset value,
   end of period .....................    $9.09        $8.28        $7.77        $7.75               $7.78
                                          =====        =====        =====        =====               =====
Total return .........................    10.06%       22.79%       29.67%       12.27%              11.92%
Net assets, end of
   period (in
   millions) .........................       $4           $4           $4           $3                   $1
Ratio of expenses to
   average net assets ................     0.74%**      0.75%        0.75%        0.74%               0.76%**
Ratio of net investment
   income to average
   net assets ........................     0.66%**      1.21%        1.22%        1.45%               1.24%**
Portfolio turnover
   rate ..............................   207.86%      373.78%      313.99%      240.37%             229.03%**

 *Commencement of operations.

**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                        For the
                                       six months               For the fiscal year ended December 31,
                                         ended                  --------------------------------------
                                        6/30/99          1998         1997         1996         1995         1994
                                       ----------        ----         ----         ----         ----         ----
Net asset value,
   beginning of period...............     $6.39        $6.32        $6.14        $6.34        $5.62        $6.39
                                          -----        -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment income ............      0.18         0.38         0.39         0.39         0.40         0.39
   Net realized and
      unrealized gain
      (loss) on
      investments ...................     (0.28)        0.07         0.19        (0.20)        0.72        (0.75)
                                          -----        -----        -----        -----        -----        -----
Total from investment
   operations .......................     (0.10)        0.45         0.58         0.19         1.12        (0.36)
                                          -----        -----        -----        -----        -----        -----
Less distributions:
   From net investment
      income ........................     (0.18)       (0.38)       (0.40)       (0.39)       (0.40)       (0.39)
   From capital gains ...............     (0.00)       (0.00)       (0.00)       (0.00)       (0.00)       (0.02)
                                          -----        -----        -----        -----        -----        -----
Total distributions .................     (0.18)       (0.38)       (0.40)       (0.39)       (0.40)       (0.41)
                                          -----        -----        -----        -----        -----        -----
Net asset value,
   end of period ....................     $6.11        $6.39        $6.32        $6.14        $6.34        $5.62
                                          =====        =====        =====        =====        =====        =====
Total return* .......................     -1.64%        7.27%        9.77%        3.20%       20.50%       -5.76%
Net assets, end of
   period (in
   millions) ........................      $531         $551         $524         $519         $563          $518
Ratio of expenses to
   average net assets ...............      0.91%**      0.84%        0.77%        0.77%        0.74%        0.72%
Ratio of net investment
   income to average
   net assets .......................      5.67%**      5.88%        6.34%        6.34%        6.54%        6.60%
Portfolio turnover
   rate .............................     19.66%       33.87%       35.08%       55.74%       66.38%      127.11%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.

**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                        For the
                                            six              For the fiscal year                For the
                                         months               ended December 31,              period from
                                          ended              --------------------             6/19/95* to
                                        6/30/99         1998         1997         1996          12/31/95
                                        -------         ----         ----         ----        -----------
Net asset value,
   beginning of period...............     $6.39        $6.32        $6.14        $6.34            $6.11
                                          -----        -----        -----        -----            -----
Income from investment
   operations:
   Net investment income ............      0.22         0.39         0.42         0.40             0.21
   Net realized and
      unrealized gain (loss)
      on investments ................     (0.31)        0.07         0.17        (0.20)            0.22
                                          -----        -----        -----        -----            -----
Total from investment
   operations ......................      (0.09)        0.46         0.59         0.20             0.43
                                          -----        -----        -----        -----            -----
Less distributions:
   From net investment
      income ........................     (0.19)       (0.39)       (0.41)       (0.40)           (0.20)
   From capital gains ...............     (0.00)       (0.00)       (0.00)       (0.00)           (0.00)
                                          -----        -----        -----        -----            -----
Total distributions .................     (0.19)       (0.39)       (0.41)       (0.40)           (0.20)
                                          -----        -----        -----        -----            -----
Net asset value,
   end of period ....................     $6.11        $6.39        $6.32        $6.14            $6.34
                                          =====        =====        =====        =====            =====
Total return ........................     -1.50%        7.54%        9.91%        3.35%            7.20%
Net assets, end of
   period (in
   millions) ........................        $2           $6           $5          $12                $3
Ratio of expenses to
   average net assets ...............      0.64%**      0.61%        0.64%        0.62%            0.63%**
Ratio of net investment
   income to average
   net assets .......................      5.94%**      6.10%        6.48%        6.52%            6.41%**
Portfolio turnover
   rate .............................     19.66%       33.87%       35.08%       55.74%           66.38%**

 *Commencement of operations.

**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                        For the
                                       six months              For the fiscal year ended December 31,
                                         ended                 --------------------------------------
                                        6/30/99         1998         1997         1996         1995         1994
                                       ----------       ----         ----         ----         ----         ----
Net asset value,
   beginning of period...............     $7.52        $7.59        $6.58        $5.79        $4.67        $4.95
                                          -----        -----        -----        -----        -----        -----
Income from investment
   operations:
   Net investment income ............      0.04         0.20         0.06         0.07         0.07         0.08
   Net realized and
      unrealized gain
      (loss) on
      investments ...................      0.47         1.66         1.73         1.10         1.30        (0.16)
                                          -----        -----        -----        -----        -----        -----
Total from investment
   operations .......................      0.51         1.86         1.79         1.17         1.37        (0.08)
                                          -----        -----        -----        -----        -----        -----
Less distributions:
   From net investment
      income ........................     (0.04)       (0.19)       (0.06)       (0.06)       (0.07)       (0.07)
   From capital gains ...............     (0.00)       (1.74)       (0.72)       (0.32)       (0.18)       (0.13)
                                          -----        -----        -----        -----        -----        -----
Total distributions .................     (0.04)       (1.93)       (0.78)       (0.38)       (0.25)       (0.20)
                                          -----        -----        -----        -----        -----        -----
Net asset value,
   end of period ....................     $7.99        $7.52        $7.59        $6.58        $5.79        $4.67
                                          =====        =====        =====        =====        =====        =====
Total return** ......................      6.80%       24.02%       27.34%       20.36%       29.60%       -1.82%
Net assets, end of
   period (in
   millions) ........................    $7,769       $7,368       $6,196       $4,851       $3,976       $3,145
Ratio of expenses to
   average net assets ...............      0.94%***     0.89%        0.84%        0.86%        0.83%        0.74%
Ratio of net investment
   income to average
   net assets .......................      1.07%***     1.11%        0.74%        1.03%        1.31%        1.45%
Portfolio turnover
   rate .............................     17.18%       49.29%       33.59%       22.24%       17.59%       18.54%

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                        For the
                                            six              For the fiscal year                  For the
                                         months               ended December 31,                period from
                                          ended              -------------------                6/19/95** to
                                        6/30/99         1998         1997         1996             12/31/95
                                        -------         ----        -----        -----          -----------
Net asset value,
   beginning of period ..............     $7.52        $7.59        $6.58        $5.79             $5.55
                                          -----        -----        -----        -----             -----
Income from investment
   operations:
   Net investment income ............      0.05         0.24         0.07         0.07              0.04
   Net realized and
      unrealized gain
      on investments ................      0.47         1.66         1.73         1.11              0.42
                                          -----        -----        -----        -----             -----
Total from investment
   operations .......................      0.52         1.90         1.80         1.18              0.46
                                          -----        -----        -----        -----             -----
Less distributions:
   From net investment
      income ........................     (0.05)       (0.23)       (0.07)       (0.07)            (0.04)
   From capital gains ...............     (0.00)       (1.74)       (0.72)       (0.32)            (0.18)
                                          -----        -----        -----        -----             -----
Total distributions .................     (0.05)       (1.97)       (0.79)       (0.39)            (0.22)
                                          -----        -----        -----        -----             -----
Net asset value,
   end of period ....................     $7.99        $7.52        $7.59        $6.58             $5.79
                                          =====        =====        =====        =====             =====
Total return ........................      6.94%       24.27%       27.49%       20.53%             8.45%
Net assets, end of
   period (in
   millions) ........................      $335         $399         $299         $151              $107
Ratio of expenses to
   average net assets .....                0.72%***     0.71%        0.72%        0.73%             0.74%***
Ratio of net investment
   income to average
   net assets .......................      1.30%***     1.29%        0.85%        1.17%             1.36%***
Portfolio turnover
   rate .............................     17.18%       49.29%       33.59%       22.24%            17.59%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                        For the
                                       six months              For the fiscal year ended December 31,
                                         ended                 --------------------------------------
                                        6/30/99         1998         1997         1996         1995        1994
                                       ----------       ----         ----         ----         ----        ----
Net asset value,
   beginning of period...............    $ 9.91        $6.71        $7.78        $7.63        $5.07       $4.94
                                         ------        -----        -----        -----        -----       -----
Income from investment
   operations:
   Net investment loss ..............     (0.04)       (0.03)       (0.01)       (0.02)       (0.00)       0.00
   Net realized and
      unrealized gain on
      investments ...................      2.32         3.93         0.46         0.66         2.80        0.47
                                         ------        -----        -----        -----        -----       -----
Total from investment
   operations .......................      2.28         3.90         0.45         0.64         2.80        0.47
                                         ------        -----        -----        -----        -----       -----
Less distributions:
   From net investment
      income ........................     (0.00)       (0.00)       (0.00)       (0.00)       (0.00)      (0.00)
   From capital gains ...............     (0.00)       (0.70)       (1.52)       (0.49)       (0.24)      (0.34)
                                         ------        -----        -----        -----        -----       -----
Total distributions .................     (0.00)       (0.70)       (1.52)       (0.49)       (0.24)      (0.34)
                                         ------        -----        -----        -----        -----       -----
Net asset value,
   end of period ....................    $12.19        $9.91        $6.71        $7.78        $7.63       $5.07
                                         ======        =====        =====        =====        =====       =====
Total return** ......................     23.01%       59.31%        7.22%        8.35%       55.37%       9.78%
Net assets, end of
   period (in
   millions) ........................    $2,161       $1,668       $1,063         $981         $821        $497
Ratio of expenses to
   average net assets ...............      1.07%***     1.05%        1.02%        0.98%        0.93%       0.96%
Ratio of net investment
   loss to average
   net assets .......................     -0.69%***    -0.37%       -0.18%       -0.33%       -0.07%       0.00%
Portfolio turnover
   rate .............................     23.61%       55.70%       87.68%       33.90%       32.89%      64.39%

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                                            For the
                                        For the           fiscal year
                                            six            year ended            For the
                                         months           December 31,         period from
                                          ended           ------------        2/27/96** to
                                        6/30/99         1998         1997       12/31/96
                                        -------         ----         ----     ------------
Net asset value,
   beginning of period ..............     $9.98        $6.74        $7.79        $8.02
                                          -----        -----        -----        -----
Income from investment
   operations:
   Net investment
      loss ..........................     (0.02)       (0.01)       (0.00)       (0.01)
   Net realized and
      unrealized gain
      on investments ................      2.35         3.95         0.47         0.27
                                          -----        -----        -----        -----
Total from investment
   operations .......................      2.33         3.94         0.47         0.26
                                          -----        -----        -----        -----
Less distributions:
   From net investment
      income ........................     (0.00)       (0.00)       (0.00)       (0.00)
   From capital gains ...............     (0.00)       (0.70)       (1.52)       (0.49)
                                          -----        -----        -----        -----
Total distributions .................     (0.00)       (0.70)       (1.52)       (0.49)
                                          -----        -----        -----        -----
Net asset value,
   end of period ....................    $12.31        $9.98        $6.74        $7.79
                                         ======        =====        =====        =====
Total return ........................     23.35%       59.71%        7.43%        3.25%
Net assets, end of
   period (in
   millions) ........................        $9           $6           $4           $3
Ratio of expenses to
   average net assets ...............      0.80%***     0.79%        0.85%        0.80%***
Ratio of net investment
   loss to average
   net assets .......................     -0.42%***    -0.12%       -0.01%       -0.12%***
Portfolio turnover
   rate .............................     23.61%       55.70%       87.68%       33.90%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

                   See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

NOTE 1 -- Significant Accounting Policies

         United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

         The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of
 .15% of net assets for United Accumulative Fund and United Income Fund, .03% of net assets for United Bond Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by each Fund at the following annual rates:

                                                                        Annual
     Fund                          Net Asset Breakpoints                Rate
     -------------------------------------------------------------------------
     United Accumulative Fund      Up to $1 Billion                     .700%
                                   Over $1 Billion up to $2 Billion     .650%
                                   Over $2 Billion up to $3 Billion     .600%
                                   Over $3 Billion                      .550%

     United Bond Fund              Up to $500 Million                   .525%
                                   Over $500 Million up to $1 Billion   .500%
                                   Over $1 Billion up to $1.5 Billion   .450%
                                   Over $1.5 Billion                    .400%

     United Income Fund            Up to $1 Billion                     .700%
                                   Over $1 Billion up to $2 Billion     .650%
                                   Over $2 Billion up to $3 Billion     .600%
                                   Over $3 Billion up to $6 Billion     .550%
                                   Over $6 Billion                      .500%

     United Science and
       Technology Fund             Up to $1 Billion                     .850%
                                   Over $1 Billion up to $2 Billion     .830%
                                   Over $2 Billion up to $3 Billion     .800%
                                   Over $3 Billion                      .760%

The Corporation accrues and pays this fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

         The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

               Average
            Net Asset Level                               Annual Fee
       (all dollars in millions)                       Rate for Each Fund
       -------------------------                       ------------------
        From $    0  to $   10                              $      0
        From $   10  to $   25                              $ 10,000
        From $   25  to $   50                              $ 20,000
        From $   50  to $  100                              $ 30,000
        From $  100  to $  200                              $ 40,000
        From $  200  to $  350                              $ 50,000
        From $  350  to $  550                              $ 60,000
        From $  550  to $  750                              $ 70,000
        From $  750  to $1,000                              $ 85,000
             $1,000 and Over                                $100,000

         For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $19,368,447, out of which W&R paid sales commissions of $11,295,897 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         The Corporation paid Directors' fees of $232,641, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.


NOTE 3 -- Investment Securities Transactions

         Investment securities transactions for the period ended June 30, 1999 are summarized as follows:

                                                                                                                             United
                                                           United                United                United           Science and
                                                     Accumulative                  Bond                Income            Technology
                                                             Fund                  Fund                  Fund                  Fund
                                                      -----------          ------------          ------------          ------------
Purchases of investment securities,
   excluding short-term and
   U.S. Government securities                      $3,885,837,403          $ 52,046,592        $1,437,329,852         $ 564,289,694
Purchases of U.S. Government
   securities                                                 ---            50,100,043                   ---                   ---
Purchases of short-term
   securities                                       2,306,581,164           542,066,282         2,250,637,212         1,253,427,698
Proceeds from maturities
   and sales of investment
   securities, excluding
   short-term and U.S.
   Government securities                            3,653,708,598            60,873,345         1,314,816,702           427,242,674
Proceeds from maturities and
   sales of U.S. Government
   securities                                         199,577,344            46,948,706                   ---                   ---
Proceeds from maturities and sales
   of short-term securities                         2,349,803,321           537,888,305         2,587,678,452         1,301,414,460

         For Federal income tax purposes, cost of investments owned at June 30, 1999 and the related appreciation (depreciation) were as follows:

                                                                                                                          Aggregate
                                                                                                                       Appreciation
                                                             Cost          Appreciation          Depreciation        (Depreciation)
                                                   --------------          ------------         -------------         -------------
United Accumulative
   Fund                                            $1,970,949,920         $ 145,940,039          $(72,280,131)          $73,659,908
United Bond Fund                                      527,952,569             7,267,408            (8,685,575)           (1,418,167)
United Income Fund                                  5,105,668,853         3,193,229,382          (199,067,936)        2,994,161,446
United Science and
   Technology Fund                                  1,147,368,085         1,035,516,932           (19,577,782)        1,015,939,150

NOTE 4 -- Federal Income Tax Matters

         The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $1,363,307,370, $260,569,759 and $139,112,131, respectively, during the year ended December 31, 1998, a portion of which was paid to shareholders during the period ended December 31, 1998. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $4,755,689 during the year ended December 31, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers of United Bond Fund aggregated $18,474,016 as of December 31, 1998, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $18,393,113 at December 31, 2002 and $80,903 at December 31, 2003.

NOTE 5 -- Multiclass Operations

         On June 17, 1995, each Fund within the Corporation was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

         Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock for the six month period ended June 30, 1999 are summarized below. Dollar amounts are in thousands.

                                                                                                                         United
                                                        United               United                United           Science and
                                                  Accumulative                 Bond                Income            Technology
                                                          Fund                 Fund                  Fund                  Fund
                                                  ------------           ----------            ----------            ----------
Shares issued from sale of shares:
   Class A    ............................          10,392,424           35,459,848            58,837,191            29,950,598
   Class Y    ............................             272,538              169,663             4,465,215               554,347
Shares issued from reinvestment of dividends:
   Class A    ............................             312,188            2,180,598             4,580,834                   ---
   Class Y    ............................               1,181               10,335               304,499                   ---
Shares redeemed:
   Class A    ............................         (13,060,403)         (37,010,516)          (71,061,411)          (21,176,199)
   Class Y    ............................            (248,321)            (788,774)          (15,829,092)             (378,048)
                                                    ----------           ----------            ----------            ----------
Increase (decrease) in
   outstanding capital
   shares:
   Class A    ............................          (2,355,791)             629,930            (7,643,386)            8,774,399
   Class Y    ............................              25,398             (608,776)          (11,059,378)              176,299
                                                    ----------           ----------            ----------            ----------
      Total for Fund .....................          (2,330,393)              21,154           (18,702,764)            8,950,698
                                                    ==========           ==========            ==========           ==========
Value issued from sale of shares:
   Class A    ............................            $ 89,427             $221,320             $ 452,088              $322,661
   Class Y    ............................               2,283                1,071                34,084                 5,680
Value issued from reinvestment of dividends:
   Class A    ............................               2,777               13,983                35,336                   ---
   Class Y    ............................                  10                   64                 2,345                   ---
Value redeemed:
   Class A    ............................            (112,307)            (231,211)             (547,189)             (226,232)
   Class Y    ............................              (2,083)              (5,032)             (120,878)               (3,841)
                                                    ----------           ----------            ----------            ----------
Increase (decrease) in outstanding capital:
   Class A    ............................             (20,103)               4,092               (59,765)               96,429
   Class Y    ............................                 210               (3,897)              (84,449)                1,839
                                                    ----------           ----------            ----------            ----------
      Total for Fund .....................            $(19,893)            $    195             $(144,214)             $ 98,268
                                                    ==========           ==========            ==========            ==========

         Transactions in capital stock for the fiscal year ended December 31, 1998 are summarized below. Dollar amounts are in thousands.

                                                                                                                         United
                                                        United               United                United           Science and
                                                  Accumulative                 Bond                Income            Technology
                                                          Fund                 Fund                 Fund*                 Fund*
                                                  ------------          -----------           -----------         ------------
Shares issued from sale of shares:
   Class A    ............................          15,967,129           31,835,303           100,626,223            77,529,963
   Class Y    ............................             103,049              216,958            10,384,489               130,439
Shares issued from
   reinvestment of dividends
   and/or capital gains distribution:
   Class A    ............................          27,472,978            4,341,736           185,178,374            11,704,260
   Class Y    ............................              59,740               56,607            11,152,791                42,644
Shares redeemed:
   Class A    ............................         (23,654,895)         (32,844,203)         (121,882,974)          (79,203,331)
   Class Y    ............................            (175,077)             (95,711)           (7,947,287)             (223,072)
                                                    ----------           ----------           -----------            ----------
Increase (decrease) in
   outstanding capital
   shares:
   Class A    ............................          19,785,212            3,332,836           163,921,623            10,030,892
   Class Y    ............................             (12,288)             177,854            13,589,993               (49,989)
                                                    ----------           ----------           -----------            ----------
      Total for Fund .....................          19,772,924            3,510,690           177,511,616             9,980,903
                                                    ==========           ==========           ===========            ==========
Value issued from sale of shares:
   Class A    ............................            $136,894             $202,677            $  849,389              $618,721
   Class Y    ............................                 876                1,379                85,082                 1,031
Value issued from
   reinvestment of dividends
   and/or capital gains distribution:
   Class A    ............................             216,773               27,530             1,351,806               103,357
   Class Y    ............................                 472                  359                81,473                   379
Value redeemed:
   Class A    ............................            (203,897)            (208,970)           (1,035,016)             (631,968)
   Class Y    ............................              (1,436)                (612)              (65,230)               (1,749)
                                                    ----------           ----------           -----------            ----------
Increase (decrease) in outstanding capital:
   Class A    ............................             149,770               21,237             1,166,179                90,110
   Class Y    ............................                 (88)               1,126               101,325                  (339)
                                                    ----------           ----------           -----------            ----------

      Total for Fund .....................            $149,682             $ 22,363            $1,267,504              $ 89,771
                                                    ==========           ==========           ===========            ==========

*Share transactions prior to June 27, 1998 have been adjusted to effect the stock dividend of June 26, 1998.

Note 6 -- Stock Dividend

         The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 400% on United Income Fund and 200% on United Science and Technology Fund effected on June 26, 1998. Authorized shares of United Income Fund were accordingly increased by 1,400,000,000 and United Accumulative Fund and United Bond Fund each reallocated 100,000,000 shares to United Science and Technology Fund.

Note 7 -- Securities Loaned

         On June 30, 1999, securities with a market value of $549,372,000 (which are included in the accompanying schedule of investments) had been loaned under agreements whereby the Income Fund received securities with a market value of $562,900,619 as collateral. The aggregate amount of such loans must be continuously secured by 100% of the market value of the securities loaned. The Fund derives income from its securities lending activities. These agreements may be terminated by the borrower or the Fund upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Fund has the right to use the collateral to purchase similar or other securities. During the period ended June 30, 1999, Income Fund derived approximately $492,776 of income, net of related expenses, from its securities lending activities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of United Accumulative Fund, United Bond Fund, United Income Fund and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc. as of June 30, 1999, and the related statements of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and fiscal year ended December 31, 1998, and the financial highlights for the six-month period ended June 30, 1999, and for each of the five fiscal years in the period ended December 31, 1998. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising United Funds, Inc. as of June 30, 1999, the results of their operations for the six-month period then ended, the changes in their net assets for the six-month period then ended and fiscal year ended December 31, 1998 and the financial highlights for the six-month period ended June 30, 1999, and for each of the five fiscal years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August 6, 1999

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 4.44%
   Dow Capital B.V.,
      9.0%, 5-15-2010 .....................................................          $  5,000              $  6,175,300
   Dow Chemical Company (The),
      8.55%, 10-15-2009 ...................................................             5,000                 5,979,100
   Procter & Gamble Company (The),
      8.0%, 9-1-2024 ......................................................            10,000                12,568,600
      Total ...............................................................                                  24,723,000

Communication - 3.73%
   Bell Telephone Company of Pennsylvania (The),
      8.35%, 12-15-2030 ...................................................             5,000                 6,509,250
   BellSouth Telecommunications, Inc.,
      5.85%, 11-15-2045 ...................................................             3,000                 3,044,550
   Jones Intercable, Inc.,
      9.625%, 3-15-2002 ...................................................             2,500                 2,693,750
   Tele-Communications, Inc.,
      6.58%, 2-15-2005 ....................................................             7,500                 8,519,475
      Total ...............................................................                                  20,767,025

Depository Institutions - 12.60%
   AmSouth Bancorporation,
      6.75%, 11-1-2025 ....................................................             6,000                 6,280,020
   Chevy Chase Savings Bank, F.S.B.,
      9.25%, 12-1-2005 ....................................................             1,500                 1,500,000
   Citicorp,
      9.5%, 2-1-2002 ......................................................             4,500                 4,994,145
   First Union Corporation:
      6.824%, 8-1-2026 ....................................................             7,500                 8,308,200
      6.55%, 10-15-2035 ...................................................             4,500                 4,740,255
   Kansallis-Osake-Pankki,
      10.0%, 5-1-2002 .....................................................             6,000                 6,745,200
   NBD Bank, National Association,
      8.25%, 11-1-2024 ....................................................             6,000                 7,355,400
   NationsBank Corporation,
      8.57%, 11-15-2024 ...................................................             5,000                 6,226,450
   Riggs National Corporation,
      8.5%, 2-1-2006 ......................................................             6,000                 6,245,040

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Depository Institutions (Continued)
   SouthTrust Bank of Alabama, National Association:
      5.58%, 2-6-2006 .....................................................          $  5,500              $  5,468,155
      7.69%, 5-15-2025 ....................................................             5,000                 5,893,250
   Sovereign Bancorp, Inc.,
      8.0%, 3-15-2003 .....................................................             2,000                 2,006,000
   Wachovia Corporation,
      6.605%, 10-1-2025 ...................................................             4,250                 4,431,645
      Total ...............................................................                                  70,193,760

Electric, Gas and Sanitary Services - 8.43%
   Cajun Electric Power Cooperative, Inc.,
      8.92%, 3-15-2019 ....................................................             6,500                 6,892,860
   California Infrastructure and Economic Development
      Bank, Special Purpose Trust:
      PG&E-1,
      6.42%, 9-25-2008 ....................................................             5,000                 5,152,100
      SCE-1,
      6.38%, 9-25-2008 ....................................................             5,000                 5,188,500
   Cleveland Electric Illuminating Co. (The),
      9.5%, 5-15-2005 .....................................................             4,000                 4,368,040
   El Paso Electric Company,
      7.25%, 2-1-99 .......................................................             2,250                 2,251,823
   Entergy Arkansas, Inc.,
      7.5%, 8-1-2007 ......................................................             3,750                 3,891,600
   Niagara Mohawk Power Corporation:
      9.5%, 6-1-2000 ......................................................             1,500                 1,573,365
      7.375%, 7-1-2003 ....................................................             3,000                 3,079,290
   Pacific Gas & Electric Co.,
      6.875%, 12-1-99......................................................             4,750                 4,755,747
   Pennsylvania Power & Light Co.,
      9.25%, 10-1-2019 ....................................................             4,000                 4,277,960
   Southern Company Capital Trust I,
      8.19%, 2-1-2037......................................................             5,000                 5,528,850
      Total ...............................................................                                  46,960,135

Fabricated Metal Products - 0.51%
   Mark IV Industries, Inc.,
      7.5%, 9-1-2007 ......................................................             3,000                 2,857,500

Food and Kindred Products - 3.77%
   Anheuser-Busch Companies, Inc.,
      7.0%, 9-1-2005 ......................................................             3,000                 3,169,350
   Coca-Cola Enterprises Inc.:
      0.0%, 6-20-2020 .....................................................            45,000                12,040,650
      6.7%, 10-15-2036 ....................................................             5,500                 5,823,675
      Total ...............................................................                                  21,033,675

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Food Stores - 0.39%
   Kroger Co. (The),
      7.65%, 4-15-2007 ....................................................          $  2,000              $  2,192,060

General Merchandise Stores - 0.70%
   Fred Meyer, Inc.,
      7.15%, 3-1-2003 .....................................................             3,750                 3,901,425

Health Services - 1.58%
   Tenet Healthcare Corporation:
      7.875%, 1-15-2003 ...................................................             3,500                 3,570,000
      8.625%, 12-1-2003 ...................................................             5,000                 5,237,500
      Total ...............................................................                                   8,807,500

Holding and Other Investment Offices - 0.52%
   Bay Apartment Communities, Inc.,
      6.5%, 1-15-2005 .....................................................             3,000                 2,916,240

Instruments and Related Products - 0.69%
   Raytheon Co.,
      6.45%, 8-15-2002 ....................................................             3,750                 3,846,075

Insurance Carriers - 0.56%
   Reliance Group Holdings, Inc.,
      9.0%, 11-15-2000 ....................................................             3,000                 3,124,650

Nondepository Institutions - 9.69%
   Asset Securitization Corporation,
      7.49%, 4-14-2029 ....................................................             6,000                 6,474,120
   CHYPS CBO 1997-1 Ltd.,
      6.72%, 1-15-2010 (A) ................................................             8,500                 8,539,865
   Chrysler Financial Corporation,
      12.75%, 11-1-99 .....................................................             9,000                 9,545,760
   Equicon Loan Trust,
      7.3%, 2-18-2013 .....................................................             4,571                 4,661,763
   General Motors Acceptance Corporation,
      8.875%, 6-1-2010 ....................................................             5,500                 6,883,580

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions (Continued)
   IMC Home Equity Loan Trust,
      6.9%, 1-20-2022 .....................................................          $  4,500              $  4,536,540
   National Rural Utilities Cooperative Finance Corp.,
      6.1%, 12-22-2000 ....................................................             4,000                 4,059,600
   Residential Asset Securities Corporation,
      Mortgage Pass-Through Certificates,
      8.0%, 10-25-2024 ....................................................             4,000                 4,076,880
   Westinghouse Electric Corporation,
      8.875%, 6-14-2014 ...................................................             4,500                 5,221,980
      Total ...............................................................                                  54,000,088

Oil and Gas Extraction - 2.77%
   Anadarko Petroleum Corporation,
      7.25%, 3-15-2025 ....................................................             5,000                 5,183,950
   Mitchell Energy & Development Corp.,
      9.25%, 1-15-2002 ....................................................               165                   175,621
   Oryx Energy Company,
      10.0%, 4-1-2001 .....................................................             3,500                 3,769,220
   Pemex Finance Ltd.,
      5.72%, 11-15-2003 (A) ...............................................             2,500                 2,496,625
   YPF Sociedad Anoima,
      8.0%, 2-15-2004 .....................................................             4,000                 3,800,000
      Total ...............................................................                                  15,425,416

Paper and Allied Products - 1.21%
   Boise Cascade Office Products Corporation,
      9.875%, 2-15-2001 ...................................................             2,500                 2,509,400
   Canadian Pacific Forest Products Ltd.,
      9.25%, 6-15-2002 ....................................................             4,000                 4,257,440
      Total ...............................................................                                   6,766,840

Printing and Publishing - 1.34%
   News America Holdings Incorporated,
      7.45%, 6-1-2000 .....................................................             2,500                 2,557,225
   Quebecor Printing Capital Corporation,
      6.5%, 8-1-2027 ......................................................             5,000                 4,912,300
      Total ...............................................................                                   7,469,525

Railroad Transportation - 0.96%
   CSX Corporation,
      6.95%, 5-1-2027 .....................................................             5,000                 5,328,150

Security and Commodity Brokers - 0.90%
   Salomon Inc.,
      3.65%, 2-14-2002 ....................................................             5,000                 4,998,300

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITIES (Continued)
Stone, Clay and Glass Products - 0.97%
   Owens-Illinois, Inc.,
      7.15%, 5-15-2005.....................................................          $  3,250              $  3,257,183
   USG Corporation,
      9.25%, 9-15-2001 ....................................................             2,000                 2,135,700
      Total ...............................................................                                   5,392,883

Transportation Equipment - 0.47%
   Coltec Industries Inc.,
      7.5%, 4-15-2008 .....................................................             2,500                 2,646,875

United States Postal Service - 0.32%
   Postal Square Limited Partnership,
      6.5%, 6-15-2022 .....................................................             1,717                 1,764,015

Wholesale Trade -- Durable Goods - 1.94%
   Motorola, Inc.,
      8.4%, 8-15-2031 .....................................................             8,500                10,783,865

TOTAL CORPORATE DEBT SECURITIES - 58.49%                                                                   $325,899,002
   (Cost: $310,097,960)

OTHER GOVERNMENT SECURITIES
Canada - 6.07%
   Hydro Quebec:
      8.05%, 7-7-2024 .....................................................            10,000                12,000,500
      7.4%, 3-28-2025 .....................................................             5,000                 6,210,200
   Province de Quebec:
      5.67%, 2-27-2026 ....................................................             9,200                10,071,148
      6.29%, 3-6-2026 .....................................................             5,000                 5,535,050
      Total ...............................................................                                  33,816,898

Supranational - 1.11%
   Inter-American Development Bank,
      8.4%, 9-1-2009 ......................................................             5,000                 6,156,850

TOTAL OTHER GOVERNMENT SECURITIES - 7.18%                                                                  $ 39,973,748
   (Cost: $34,860,104)

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
UNITED STATES GOVERNMENT SECURITIES
   Federal Home Loan Mortgage Corporation:
      7.5%, 2-15-2007 .....................................................          $  8,935              $  9,065,877
      7.5%, 11-15-2017 ....................................................               392                   390,701
      6.5%, 9-25-2018 .....................................................             2,000                 2,068,740
      7.0%, 1-15-2019 .....................................................             2,000                 2,042,500
      7.5%, 4-15-2019 .....................................................            14,796                15,008,580
      7.95%, 12-15-2020 ...................................................             4,596                 4,630,689
      6.25%, 1-15-2021 ....................................................            12,000                12,105,000
   Federal National Mortgage Association:
      5.98%, 6-18-2003 ....................................................             1,500                 1,523,205
      5.875%, 7-16-2003 ...................................................             5,000                 5,065,600
      5.89%, 7-17-2003 ....................................................             3,500                 3,547,040
      7.0%, 7-25-2006 .....................................................            10,000                10,121,800
      0.0%, 2-12-2018 .....................................................             9,500                 3,070,400
      0.0%, 10-9-2019 .....................................................            21,500                 6,416,460
      7.0%, 9-25-2020 .....................................................             2,000                 2,034,360
      6.5%, 8-25-2021 .....................................................             2,500                 2,515,225
      7.0%, 8-25-2021 .....................................................            10,000                10,137,500
   Government National Mortgage Association:
      7.5%, 7-15-2023 .....................................................             3,649                 3,765,515
      7.5%, 12-15-2023 ....................................................             4,020                 4,147,610
      8.0%, 9-15-2025 .....................................................             5,951                 6,233,242
      7.0%, 7-20-2027 .....................................................               314                   319,289
      7.0%, 9-20-2027 .....................................................             4,915                 5,004,125
      7.75%, 10-15-2031 ...................................................             1,975                 2,061,126
   Tennessee Valley Authority,
      5.88%, 4-1-2036 .....................................................             3,750                 3,979,275
   United States Department of Veterans Affairs,
      Guaranteed Remic Pass-Through Certificates,
      Vendee Mortgage Trust:
      1998-1 Class 2-B,
      7.0%, 5-15-2005 .....................................................               750                   768,045
      1997-2 Class C,
      7.5%, 8-15-2017 .....................................................             4,000                 4,075,000
   United States Treasury:
      5.75%, 10-31-2000 ...................................................             9,000                 9,171,540
      5.25%, 1-31-2001 ....................................................             5,000                 5,061,700
      6.5%, 8-15-2005 .....................................................             5,750                 6,319,595
      6.5%, 10-15-2006 ....................................................            28,000                31,058,160
      0.0%, 2-15-2019 .....................................................             7,000                 2,293,550

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 31.23%                                                                                     $174,001,449
   (Cost: $171,444,232)

TOTAL SHORT-TERM SECURITIES - 2.16%                                                                        $ 12,055,774
   (Cost: $12,055,774)

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1998

                                                                                                              Value
TOTAL INVESTMENT SECURITIES - 99.06%                                                                       $551,929,973
   (Cost: $528,458,070)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%                                                             5,217,640

NET ASSETS - 100.00%                                                                                       $557,147,613

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                    Value
COMMON STOCKS
Apparel and Accessory Stores - 0.76%
   Gap, Inc. (The) ........................................................         1,050,000            $   59,062,500

Building Materials and Garden Supplies - 1.10%
   Home Depot, Inc. (The) .................................................         1,394,200                85,307,612

Business Services - 2.48%
   BMC Software, Inc.* ....................................................         1,569,900                70,007,728
   Microsoft Corporation* .................................................           886,400               122,794,100
      Total ...............................................................                                 192,801,828

Chemicals and Allied Products - 14.12%
   Air Products and Chemicals, Inc. .......................................         1,429,200                57,168,000
   Bristol-Myers Squibb Company ...........................................           350,000                46,834,375
   Colgate-Palmolive Company ..............................................           787,800                73,166,925
   du Pont (E.I.) de Nemours and Company ..................................         1,503,700                79,790,081
   Gillette Company (The) .................................................         1,569,900                75,845,794
   Lilly (Eli) and Company ................................................         1,250,000               111,093,750
   Merck & Co., Inc. ......................................................           325,000                47,998,437
   Monsanto Company .......................................................         2,100,000                99,750,000
   Novartis, AG (B)........................................................            37,500                73,716,782
   PPG Industries, Inc. ...................................................           705,300                41,083,725
   Pfizer Inc. ............................................................           925,000               116,029,688
   Procter & Gamble Company (The) .........................................           780,300                71,251,144
   Warner-Lambert Company .................................................         2,700,000               203,006,250
      Total ...............................................................                               1,096,734,951

Communication - 6.04%
   AT&T Corporation .......................................................           243,600                18,330,900
   AirTouch Communications* ...............................................           900,000                64,912,500
   Clear Channel Communications, Inc.* ....................................         1,525,500                83,139,750
   Cox Communications, Inc., Class A* .....................................         2,138,000               147,789,250
   MCI WORLDCOM, Inc.* ....................................................         1,037,000                74,437,156
   SBC Communications Inc. ................................................         1,500,000                80,437,500
      Total ...............................................................                                 469,047,056

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Depository Institutions - 2.91%
   BankAmerica Corporation ................................................           575,418            $   34,597,007
   Chase Manhattan Corporation (The) ......................................         1,050,000                71,465,625
   U. S. Bancorp. .........................................................         2,091,000                74,230,500
   Wells Fargo & Company ..................................................         1,139,400                45,504,788
      Total ...............................................................                                 225,797,920

Electric, Gas and Sanitary Services - 3.63%
   Consolidated Edison, Inc. ..............................................           848,700                44,875,013
   Duke Energy Corp. ......................................................         1,275,000                81,679,687
   Texas Utilities Company ................................................         3,325,000               155,235,938
      Total ...............................................................                                 281,790,638

Electronic and Other Electric Equipment - 8.92%
   Analog Devices, Inc.* ..................................................         1,575,000                49,415,625
   General Electric Company ...............................................         1,970,200               201,083,538
   General Instrument Corporation* ........................................         2,210,000                75,001,875
   Intel Corporation ......................................................         1,200,000               142,237,500
   Maytag Corporation .....................................................         1,000,300                62,268,675
   Nokia Corporation, Series A (B) ........................................           760,000                93,091,254
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................         2,925,000                69,925,781
      Total ...............................................................                                 693,024,248

Fabricated Metal Products - 0.53%
   Newell Co. .............................................................         1,000,000                41,250,000

Food and Kindred Products - 1.90%
   Bestfoods ..............................................................         1,400,000                74,550,000
   Coca-Cola Company (The) ................................................           685,500                45,842,812
   Panamerican Beverages Inc., Class A ....................................         1,250,000                27,265,625
      Total ...............................................................                                 147,658,437

Food Stores - 1.34%
   Kroger Co. (The)* ......................................................         1,725,000               104,362,500

Furniture and Fixtures - 0.32%
   Lear Corporation* ......................................................           653,000                25,140,500

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
General Merchandise Stores - 2.96%
   Dayton Hudson Corporation ..............................................         1,131,800            $   61,400,150
   Wal-Mart Stores, Inc. ..................................................         2,074,700               168,958,381
      Total ...............................................................                                 230,358,531

Health Services - 1.54%
   Tenet Healthcare Corporation* ..........................................         4,550,000               119,437,500

Industrial Machinery and Equipment - 3.52%
   Case Corporation .......................................................         1,214,600                26,493,463
   Cisco Systems, Inc.* ...................................................         1,001,700                93,001,584
   Deere & Company ........................................................         1,299,700                43,052,562
   International Business Machines
      Corporation .........................................................           600,000               110,850,000
      Total ...............................................................                                 273,397,609

Instruments and Related Products - 3.32%
   General Motors Corporation, Class H* ...................................           759,700                30,150,594
   Guidant Corporation ....................................................         1,200,000               132,300,000
   Medtronic, Inc. ........................................................           972,000                72,171,000
   Raytheon Company, Class A ..............................................           454,381                23,485,818
      Total ...............................................................                                 258,107,412

Insurance Carriers - 2.23%
   American International Group, Inc. .....................................           916,950                88,600,294
   Chubb Corporation (The) ................................................           135,600                 8,797,050
   Citigroup Inc. .........................................................         1,525,000                75,487,500
      Total ...............................................................                                 172,884,844

Miscellaneous Manufacturing Industries - 0.48%
   Tyco International Ltd. ................................................           491,500                37,077,531

Miscellaneous Retail - 0.71%
   Costco Companies, Inc.* ................................................           765,000                55,342,969

Motion Pictures - 1.22%
   Time Warner Incorporated ...............................................         1,000,000                62,062,500
   Walt Disney Company (The) ..............................................         1,089,600                32,688,000
      Total ...............................................................                                  94,750,500

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Nondepository Institutions - 5.88%
   Associates First Capital Corporation,
      Class A .............................................................         1,524,170            $   64,586,704
   Fannie Mae .............................................................         2,858,400               211,521,600
   Freddie Mac ............................................................         2,800,000               180,425,000
      Total ...............................................................                                 456,533,304

Oil and Gas Extraction - 1.25%
   Burlington Resources Incorporated ......................................         2,699,500                96,675,844

Paper and Allied Products - 0.72%
   International Paper Company ............................................           600,000                26,887,500
   Willamette Industries, Inc. ............................................           860,000                28,810,000
      Total ...............................................................                                  55,697,500

Petroleum and Coal Products - 2.59%
   Chevron Corporation ....................................................           450,000                37,321,875
   Exxon Corporation ......................................................           500,000                36,562,500
   Mobil Corporation ......................................................           800,000                69,700,000
   Royal Dutch Petroleum Company ..........................................         1,200,000                57,450,000
      Total ...............................................................                                 201,034,375

Primary Metal Industries - 0.62%
   Aluminum Company of America ............................................           650,000                48,465,625

Railroad Transportation - 0.42%
   Burlington Northern Santa Fe Corporation ...............................           975,000                32,906,250

Rubber and Miscellaneous Plastics Products - 0.27%
   Goodyear Tire & Rubber Company (The) ...................................           414,100                20,886,169

Transportation By Air - 0.61%
   AMR Corporation* .......................................................           800,000                47,500,000

Transportation Equipment - 3.62%
   DaimlerChrysler AG .....................................................           713,907                68,579,691
   Dana Corporation .......................................................           760,000                31,065,000
   Ford Motor Company .....................................................         1,000,000                58,687,500
   Lockheed Martin Corporation ............................................         1,450,000               122,887,500
      Total ...............................................................                                 281,219,691

Wholesale Trade - Durable Goods - 0.50%
   Johnson & Johnson ......................................................           465,000                39,001,875

Wholesale Trade - Nondurable Goods - 1.57%
   Safeway Inc.* ..........................................................         2,000,000               121,875,000

TOTAL COMMON STOCKS - 78.08%                                                                             $6,065,130,719
   (Cost: $3,162,992,028)

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
CORPORATE DEBT SECURITIES
Depository Institutions - 0.14%
   Morgan Guaranty Trust Company of New York,
      7.375%, 2-1-2002 ....................................................         $  10,250            $   10,783,512

Nondepository Institutions - 0.16%
   General Electric Capital Corporation,
      8.3%, 9-20-2009 .....................................................            10,000                12,250,400

TOTAL CORPORATE DEBT SECURITIES - 0.30%                                                                  $   23,033,912
   (Cost: $20,027,550)

UNITED STATES GOVERNMENT SECURITIES
   Federal National Mortgage Association,
      5.9%, 7-9-2003 ......................................................           100,000               101,375,000

   United States Treasury:
      6.75%, 4-30-2000 ....................................................            37,000                37,971,250
      5.75%, 8-15-2003 ....................................................            50,000                52,211,000
      6.5%, 10-15-2006 ....................................................            50,000                55,461,000
      5.625%, 5-15-2008 ...................................................            50,000                53,351,500
      10.375%, 11-15-2012 .................................................             8,500                11,727,365
      7.5%, 11-15-2016 ....................................................            80,000                99,375,200
      9.0%, 11-15-2018 ....................................................            20,000                28,737,400
      8.75%, 8-15-2020 ....................................................            75,000               106,734,000
      5.5%, 8-15-2028 .....................................................           600,000               628,032,000
      5.25%, 11-15-2028 ...................................................            50,000                51,187,500

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 15.79%                                                                                   $1,226,163,215
   (Cost: $1,208,126,220)

SHORT-TERM SECURITIES
Commercial Paper
   Auto Repair, Services and Parking - 0.12%
   PHH Corp.,
      6.3%, 1-15-99 .......................................................             9,080                 9,057,754

   Chemicals and Allied Products - 0.95%
   du Pont (E.I.) de Nemours and Company,
      5.21%, 1-8-99 .......................................................            50,000                49,949,348
   Pfizer Inc.,
      5.35%, 1-20-99 ......................................................            24,000                23,932,233
      Total ...............................................................                                  73,881,581

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
   Communication - 0.26%
   GTE Corp.:
      5.38%, 1-25-99 ......................................................          $  4,300            $    4,284,577
      5.5%, 2-4-99 ........................................................            16,000                15,916,889
      Total ...............................................................                                  20,201,466

   Electric, Gas and Sanitary Services - 1.38%
   Commonwealth Edison Co.,
      6.22%, 1-14-99 ......................................................            21,289                21,241,183
   PacifiCorp:
      5.07%, 1-19-99 ......................................................             8,000                 7,979,720
      5.13%, 1-27-99 ......................................................             3,900                 3,885,551
   Potomac Electric Power Co.,
      5.5%, 1-25-99 .......................................................            10,000                 9,963,333
   Public Service Co. of Colorado,
      6.0%, 1-15-99 .......................................................             8,000                 7,981,333
   Public Service Electric & Gas Co.:
      5.87%, 1-22-99 ......................................................            20,000                19,931,517
      5.78%, 1-29-99 ......................................................            10,000                 9,955,045
   Questar Corp.:
      5.4%, 1-6-99 ........................................................            10,000                 9,992,500
      5.2%, 1-12-99 .......................................................            10,000                 9,984,111
   Western Resources, Inc.,
      5.75%, 1-15-99 ......................................................             6,090                 6,076,382
      Total ...............................................................                                 106,990,675

   Electronic and Other Electric Equipment - 0.19%
   Lucent Technologies Inc.,
      5.25%, 1-14-99 ......................................................            10,000                 9,981,042
   Sony Capital Corp.,
      5.9%, 1-8-99 ........................................................             5,000                 4,994,264
      Total ...............................................................                                  14,975,306

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
   Engineering and Management Services - 0.16%
   Halliburton Company,
      5.29%, 2-26-99 ......................................................          $ 13,000            $   12,893,024

   Fabricated Metal Products - 0.03%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,334                 2,334,000

   Food and Kindred Products - 0.01%
   General Mills, Inc.,
      5.4838%, Master Note ................................................               663                   663,000

   Insurance Carriers - 0.43%
   Transamerica Finance Corp.,
      5.15%, 1-19-99 ......................................................            24,000                23,938,200
   USAA Capital Corp.,
      5.1%, 1-19-99 .......................................................             9,775                 9,750,074
      Total ...............................................................                                  33,688,274

   Nondepository Institutions - 1.13%
   American Express Company,
      5.8%, 1-8-99 ........................................................            41,000                40,953,761
   Associates Corporation of North America,
      5.35%, 1-20-99 ......................................................             7,000                 6,980,235
   General Electric Capital Corporation,
      5.46%, 2-3-99 .......................................................            25,000                24,874,875
   Textron Inc.:
      6.1%, 1-6-99 ........................................................             2,400                 2,397,967
      5.82%, 1-8-99 .......................................................            13,000                12,985,288
      Total ...............................................................                                  88,192,126

   Paper and Allied Products - 0.83%
   Sonoco Products Co.,
      5.16%, 1-19-99 ......................................................            29,350                29,274,277
   Westvaco Corp.:
      5.26%, 1-21-99 ......................................................            11,370                11,336,774
      5.5%, 1-21-99 .......................................................             3,870                 3,858,175
      5.5%, 1-26-99 .......................................................            20,000                19,923,611
      Total ...............................................................                                  64,392,837

   Petroleum and Coal Products - 0.44%
   Kerr-McGee Credit Corp.:
      6.05%, 1-19-99 ......................................................            24,000                23,927,400
      6.0%, 1-29-99 .......................................................            10,000                 9,953,333
      Total ...............................................................                                  33,880,733

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
   Tobacco Products - 0.19%
   B.A.T. Capital Corp.,
      5.57%, 1-22-99 ......................................................         $  15,000            $   14,951,263

   Wholesale Trade -- Nondurable Goods - 0.12%
   Enron Corp.,
      5.73%, 1-13-99 ......................................................             9,000                 8,982,810

   Total Commercial Paper - 6.24%                                                                           485,084,849

Municipal Obligations
   California - 0.39%
   California Pollution Control Financing Authority, Environmental Improvement
      Revenue Bonds (Shell Martinez Refining Company Project), Series 1996
      (Taxable), (Shell Oil Company):
      5.13%, 1-19-99 ......................................................            20,000                20,000,000
      5.25%, 2-8-99 .......................................................            10,000                10,000,000
      Total ...............................................................                                  30,000,000

   Indiana - 0.10%
   City of Whiting, Indiana, Industrial Sewage
      and Solid Waste Disposal Revenue Bonds, Taxable
      Series 1995 (Amoco Oil Company Project),
      5.23%, 3-8-99 .......................................................             8,000                 8,000,000

   Total Municipal Obligations - 0.49%                                                                       38,000,000

TOTAL SHORT-TERM SECURITIES - 6.73%                                                                      $  523,084,849
   (Cost: $523,084,849)

TOTAL INVESTMENT SECURITIES - 100.90%                                                                    $7,837,412,695
   (Cost: $4,914,230,647)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.90)%                                                         (70,112,131)

NET ASSETS - 100.00%                                                                                     $7,767,300,564


            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 8.05%
   America Online, Inc.* ..................................................           100,000            $   16,000,000
   American Management Systems, Incorporated* .............................           500,000                20,031,250
   HNC Software Inc.* .....................................................           250,000                10,109,375
   Inktomi Corporation* ...................................................           125,000                16,246,094
   Microsoft Corporation* .................................................           400,000                55,412,500
   Sun Microsystems, Inc.* ................................................           200,000                17,112,500
   Veritas Software Corp.* ................................................           150,000                 8,981,250
   Xoom.com, Inc.* ........................................................           200,000                 6,537,500
      Total ...............................................................                                 150,430,469

Chemicals and Allied Products - 9.91%
   Bristol-Myers Squibb Company ...........................................           500,000                66,906,250
   Pharmacia & Upjohn, Inc. ...............................................           300,000                16,987,500
   Schering-Plough Corporation ............................................         1,000,000                55,250,000
   SmithKline Beecham plc, ADR ............................................           500,000                34,750,000
   Warner-Lambert Company .................................................           150,000                11,278,125
      Total ...............................................................                                 185,171,875

Communication - 13.30%
   Bell Atlantic Corporation ..............................................           500,000                26,500,000
   Clear Channel Communications, Inc.* ....................................           350,000                19,075,000
   Cox Communications, Inc., Class A* .....................................           350,000                24,193,750
   Heftel Broadcasting Corporation, Class A* ..............................           300,000                14,812,500
   Infinity Broadcasting Corporation,
      Class A*.............................................................           550,000                15,056,250
   SBC Communications Inc. ................................................         1,196,000                64,135,500
   U S WEST Communications, Inc. ..........................................         1,100,000                71,087,500
   Western Wireless Corporation, Class A* .................................           615,000                13,510,781
      Total ...............................................................                                 248,371,281

Depository Institutions - 11.65%
   Chase Manhattan Corporation (The) ......................................           300,000                20,418,750
   First Tennessee National Corporation ...................................           550,000                20,917,187
   First Union Corporation ................................................           500,000                30,406,250
   Fleet Financial Group, Inc. ............................................           500,000                22,343,750
   MBNA Corp. .............................................................         1,000,000                24,937,500
   Mellon Bank Corporation ................................................           300,000                20,625,000
   PNC Bank Corp. .........................................................           500,000                27,062,500
   SunTrust Banks, Inc. ...................................................           300,000                22,950,000
   Wells Fargo & Company ..................................................           700,000                27,956,250
      Total ...............................................................                                 217,617,187

Electric, Gas and Sanitary Services - 3.21%
   Allied Waste Industries, Inc., New* ....................................         1,500,000                35,437,500
   Republic Services, Inc. Class A* .......................................           900,000                16,593,750
   Superior Services, Inc.* ...............................................           400,000                 8,025,000
      Total ...............................................................                                  60,056,250

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 6.96%
   Analog Devices, Inc.* ..................................................           700,000            $   21,962,500
   Ascend Communications, Inc.* ...........................................           700,000                46,046,875
   Intel Corporation ......................................................           350,000                41,485,938
   Linear Technology Corporation ..........................................           125,000                11,191,406
   Microchip Technology Incorporated* .....................................           250,000                 9,234,375
      Total ...............................................................                                 129,921,094

Engineering & Management Services - 0.60%
   Incyte Pharmaceuticals, Inc.* ..........................................           300,000                11,193,750

Food and Kindred Products - 1.76%
   Anheuser-Busch Companies, Inc. .........................................           500,000                32,812,500

Health Services - 2.52%
   Columbia/HCA Healthcare Corporation ....................................         1,000,000                24,750,000
   Tenet Healthcare Corporation* ..........................................           850,000                22,312,500
      Total ...............................................................                                  47,062,500

Industrial Machinery and Equipment - 1.49%
   Cisco Systems, Inc.* ...................................................           300,000                27,853,125

Instruments and Related Products - 6.17%
   Baxter International Inc. ..............................................           700,000                45,018,750
   Becton Dickinson and Company ...........................................           975,000                41,620,313
   Bionx Implants, Inc.* ..................................................           235,000                 1,975,469
   Raytheon Company, Class B ..............................................           500,000                26,625,000
      Total ...............................................................                                 115,239,532

Insurance Carriers - 5.51%
   ACE Limited ............................................................           550,000                18,940,625
   American International Group, Inc. .....................................           200,000                19,325,000
   Chartwell Re Corporation ...............................................           500,000                11,875,000
   Everest Reinsurance Holdings, Inc. .....................................           321,500                12,518,406
   Liberty Corporation (The) ..............................................           350,000                17,237,500
   ReliaStar Financial Corp. ..............................................           500,000                23,062,500
      Total ...............................................................                                 102,959,031

Motion Pictures - 1.33%
   Time Warner Incorporated ...............................................           400,000                24,825,000

Nondepository Institutions - 5.58%
   CIT Group, Inc. (The), Class A .........................................         1,100,000                34,993,750
   Fannie Mae .............................................................           500,000                37,000,000
   Freddie Mac ............................................................           500,000                32,218,750
      Total ...............................................................                                 104,212,500

Paper and Allied Products - 1.08%
   Champion International Corporation .....................................           500,000                20,250,000

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Printing and Publishing - 0.52%
   Gannett Co., Inc. ......................................................           150,000            $    9,675,000

Railroad Transportation - 0.99%
   Burlington Northern Santa Fe Corporation ...............................           550,000                18,562,500

Transportation by Air - 0.60%
   Southwest Airlines Co. .................................................           500,000                11,218,750

Transportation Equipment - 1.26%
   General Dynamics Corporation ...........................................           400,000                23,450,000

Wholesale Trade - Durable Goods - 2.20%
   Johnson & Johnson ......................................................           200,000                16,775,000
   OmniCare, Inc. .........................................................           700,000                24,325,000
      Total ...............................................................                                  41,100,000

Wholesale Trade - Nondurable Goods - 0.98%
   Safeway Inc.* ..........................................................           300,000                18,281,250

TOTAL COMMON STOCKS - 85.67%                                                                             $1,600,263,594
   (Cost: $1,411,940,630)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands

UNITED STATES GOVERNMENT SECURITY - 10.77%
   United States Treasury,
      6.25%, 8-15-2023 ....................................................          $180,000              $201,178,800
   (Cost: $196,224,695)

SHORT-TERM SECURITIES
Commercial Paper
   Chemicals and Allied Products - 0.65%
   du Pont (E.I.) de Nemours and Company,
      5.55%, 1-12-99 ......................................................            12,200                12,179,311

   Communication - 0.56%
   Bell Atlantic Network Funding Corp.,
      5.9%, 1-5-99 ........................................................            10,455                10,448,146

   Electric, Gas and Sanitary Services - 0.62%
   Allegheny Energy Inc.,
      5.58%, 1-19-99 ......................................................             8,100                 8,077,401
   Commonwealth Edison Co.,
      5.94%, 1-20-99 ......................................................             3,500                 3,489,027
      Total ...............................................................                                  11,566,428


            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES(Continued)
Commercial Paper (Continued)
   Electronic and Other Electric Equipment - 0.75%
   Lucent Technologies Inc.,
      5.28%, 1-15-99 ......................................................         $  14,000            $   13,971,253

   Fabricated Metal Products - 0.15%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,792                 2,792,000

   Food and Kindred Products - 0.95%
   ConAgra, Inc.,
      5.52%, 1-6-99 .......................................................             5,000                 4,996,167
   McCormick & Co. Inc.,
      5.14%, 1-4-99 .......................................................            12,900                12,894,474
      Total ...............................................................                                  17,890,641

   Textile Mill Products - 0.03%
   Sara Lee Corporation,
      5.4788%, Master Note ................................................               545                   545,000

   Transportation Equipment - 0.16%
   Dana Corporation,
      6.3%, 1-7-99 ........................................................             2,950                 2,946,903

TOTAL SHORT-TERM SECURITIES - 3.87%                                                                      $   72,339,682
   (Cost: $72,339,682)

TOTAL INVESTMENT SECURITIES - 100.31%                                                                    $1,873,782,076
   (Cost: $1,680,505,007)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (0.31%)                                                         (5,744,656)

NET ASSETS - 100.00%                                                                                     $1,868,037,420

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS
Building Materials and Garden Supplies - 0.92%
   Fastenal Company .......................................................           350,000            $   15,389,062

Business Services - 42.47%
   Amazon.com, Inc.* ......................................................            65,000                20,879,219
   America Online, Inc.* ..................................................         1,000,000               160,000,000
   American Management Systems, Incorporated* .............................           400,000                16,025,000
   BMC Software, Inc.* ....................................................           800,000                35,675,000
   Cerner Corporation* ....................................................           500,000                13,406,250
   Citrix Systems, Inc.* ..................................................           300,000                29,109,375
   Concord EFS, Inc.* .....................................................           700,000                29,531,250
   eBay Inc.* .............................................................            81,500                19,672,063
   HNC Software Inc.* .....................................................           535,000                21,634,062
   i2 Technologies, Inc.* .................................................           110,000                 3,337,813
   Inktomi Corporation* ...................................................           220,000                28,593,125
   Intuit Inc.* ...........................................................           508,800                36,888,000
   Microsoft Corporation* .................................................           300,000                41,559,375
   Networks Associates, Inc.* .............................................           450,000                29,854,687
   Parametric Technology Corporation* .....................................           700,000                11,375,000
   Shared Medical Systems Corporation .....................................           300,000                14,962,500
   TMP Worldwide Inc.* ....................................................           500,000                21,281,250
   Transaction Systems Architects, Inc.,
      Class A* ............................................................           500,000                25,156,250
   Veritas Software Corp.* ................................................           370,000                22,153,750
   Wind River Systems, Inc.* ..............................................           500,000                23,468,750
   Yahoo! Inc.* ...........................................................           450,000               106,607,812
      Total ...............................................................                                 711,170,531

Chemicals and Allied Products - 10.28%
   Abbott Laboratories ....................................................           600,000                29,400,000
   Bristol-Myers Squibb Company ...........................................           100,000                13,381,250
   Pfizer Inc. ............................................................           350,000                43,903,125
   Roche Holdings AG (B) ..................................................             1,200                14,642,883
   Schering-Plough Corporation ............................................           600,000                33,150,000
   Warner-Lambert Company .................................................           500,000                37,593,750
      Total ...............................................................                                 172,071,008

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Communication - 6.77%
   AirTouch Communications* ...............................................           200,000            $   14,425,000
   Clear Channel Communications, Inc.* ....................................           547,300                29,827,850
   COLT Telecom Group plc, ADR* ...........................................           400,000                24,025,000
   Cox Communications, Inc., Class A* .....................................           405,200                28,009,450
   Global TeleSystems Group, Inc.* ........................................           117,000                 6,515,438
   Intermedia Communications of Florida, Inc.* ............................           605,000                10,474,062
      Total ...............................................................                                 113,276,800

Electronic and Other Electric Equipment - 9.58%
   Advanced Fibre Communications, Inc.* ...................................           750,000                 8,203,125
   Analog Devices, Inc.* ..................................................           500,000                15,687,500
   Ascend Communications, Inc.* ...........................................           100,000                 6,578,125
   Broadcom Corporation, Class A* .........................................           203,400                24,535,125
   Gemstar International Group Limited* ...................................           300,000                17,165,625
   General Electric Company ...............................................           350,000                35,721,875
   Intel Corporation ......................................................           200,000                23,706,250
   Micron Technology, Inc.* ...............................................           300,000                15,168,750
   Tellabs* ...............................................................           200,000                13,712,500
      Total ...............................................................                                 160,478,875

Engineering and Management Services - 5.95%
   Abacus Direct Corporation* .............................................           356,000                16,298,125
   Incyte Pharmaceuticals, Inc.* ..........................................           772,500                28,823,906
   Paychex, Inc. ..........................................................           540,000                27,793,125
   Quintiles Transnational Corp.* .........................................           500,000                26,671,875
      Total ...............................................................                                  99,587,031

General Merchandise Stores - 0.97%
   Wal-Mart Stores, Inc. ..................................................           200,000                16,287,500

Health Services - 0.32%
   Concentra Managed Care, Inc.* ..........................................           501,000                 5,307,469

Industrial Machinery and Equipment - 3.57%
   Cisco Systems, Inc.* ...................................................           644,550                59,842,439

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Instruments and Related Products - 2.78%
   Medtronic, Inc. ........................................................           355,000            $   26,358,750
   STERIS Corporation* ....................................................           710,000                20,190,625
      Total ...............................................................                                  46,549,375

Miscellaneous Manufacturing Industries - 1.35%
   Tyco International Ltd. ................................................           300,000                22,631,250

Motion Pictures - 1.66%
   Time Warner Incorporated ...............................................           448,000                27,804,000

Printing and Publishing - 0.11%
   IDG Books Worldwide, Inc., Class A* ....................................           109,000                 1,859,813

Wholesale Trade -- Durable Goods - 3.87%
   Johnson & Johnson ......................................................           400,000                33,550,000
   OmniCare, Inc. .........................................................           900,000                31,275,000
      Total ...............................................................                                  64,825,000

Wholesale Trade -- Nondurable Goods - 1.81%
   Cardinal Health, Inc. ..................................................           400,000                30,350,000

TOTAL COMMON STOCKS - 92.41%                                                                             $1,547,430,153
   (Cost: $750,367,437)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands

SHORT-TERM SECURITIES
Commercial Paper
Chemicals and Allied Products - 0.65%
   Pfizer Inc.,
      5.35%, 1-20-99 ......................................................           $11,000               $10,968,940

Electric, Gas and Sanitary Services - 1.87%
   Commonwealth Edison Co.,
      5.94%, 1-20-99 ......................................................             3,000                 2,990,595
   PacifiCorp,
      5.13%, 1-27-99 ......................................................            16,100                16,040,350
   Puget Sound Energy Inc.,
      6.25%, 1-7-99 .......................................................             3,750                 3,746,094
   Questar Corp.:
      6.0% , 1-6-99 .......................................................             3,000                 2,997,500
      5.35%, 1-15-99 ......................................................             5,472                 5,460,615
      Total ...............................................................                                  31,235,154

            See Notes to Schedules of Investments on page .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                    Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
Electronic and Other Electric Equipment - 1.05%
   Lucent Technologies Inc.,
      5.28%, 1-15-99 ......................................................            $8,600            $    8,582,341
   Sony Capital Corp.,
      5.82%, 1-14-99 ......................................................             9,000                 8,981,085
      Total ...............................................................                                  17,563,426

Fabricated Metal Products - 0.17%
   Danaher Corporation,
      5.6288%, Master Note ................................................             2,871                 2,871,000

Food and Kindred Products - 1.49%
   ConAgra, Inc.,
      6.5%, 1-6-99 ........................................................            24,000                23,978,334
   General Mills, Inc.,
      5.4838%, Master Note ................................................             1,046                 1,046,000
      Total ...............................................................                                  25,024,334

Personal Services - 0.30%
   Block Financial Corp.,
      5.2%, 1-28-99 .......................................................             5,000                 4,980,500

Primary Metal Industries - 1.23%
   Aluminum Company of America,
      5.55%, 1-15-99 ......................................................            20,600                20,555,538

Textile Mill Products - 0.25%
   Sara Lee Corporation,
      5.4788%, Master Note ................................................             4,152                 4,152,000

Wholesale Trade -- Nondurable Goods - 0.36%
   McKesson Corp.,
      6.05%, 1-5-99 .......................................................             6,000                 5,995,967

TOTAL SHORT-TERM SECURITIES - 7.37%                                                                      $  123,346,859
   (Cost: $123,346,859)

TOTAL INVESTMENT SECURITIES - 99.78%                                                                     $1,670,777,012
   (Cost: $873,714,296)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.22%                                                             3,706,285

NET ASSETS - 100.00%                                                                                     $1,674,483,297


            See Notes to Schedules of Investments on page .

UNITED FUNDS, INC.
DECEMBER 31, 1998


Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.

(A) Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $11,036,490 or 1.98% of net assets for United Bond Fund.

(B) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998                                                                       United
(In Thousands, Except                   United           United           United   Science and
  for Per Share Amounts)                  Bond           Income     Accumulative    Technology
                                          Fund             Fund             Fund          Fund
Assets                                --------   --------------    -------------  ------------
  Investment securities --
    at value (Notes 1 and 3)          $551,930       $7,837,413       $1,873,782    $1,670,777
  Cash   .........................           3              ---              ---           ---
  Receivables:
    Investment securities sold             ---              ---              ---        10,068
    Dividends and interest........       7,972           26,976            6,446           467
    Fund shares sold .............         593            8,560            1,103         2,152
  Prepaid insurance premium.......          16               62               35            14
                                      --------       ----------       ----------    ----------
      Total assets ...............     560,514        7,873,011        1,881,366     1,683,478
Liabilities                           --------       ----------       ----------    ----------
  Payable for investment
    securities purchased..........         ---            9,210              ---         1,596
  Payable to Fund
    shareholders .................       3,109           92,752           12,620         6,689
  Accrued service fee (Note 2)....         101            1,277              319           257
  Accrued distribution fee
   (Note 2) ......................          29              399              101            75
  Accrued transfer agency
    and dividend disbursing
    (Note 2) .....................          77              841              187           281
  Accrued management
    fee (Note 2) .................           6              115               28            27
  Due to custodian ...............         ---              887                1             7
  Accrued accounting
    services fee (Note 2).........           6                8                8             8
  Other  .........................          38              221               65            55
                                      --------       ----------       ----------    ----------
      Total liabilities...........       3,366          105,710           13,329         8,995
                                      --------       ----------       ----------    ----------
        Total net assets .........    $557,148       $7,767,301       $1,868,037    $1,674,483
Net Assets                            ========       ==========       ==========    ==========
  $1.00 par value capital stock
    Capital stock ................    $ 87,203       $1,033,327       $  225,603    $  168,997
    Additional paid-in
      capital.....................     464,761        3,772,498        1,381,797       663,648
  Accumulated undistributed
    income (loss):
    Accumulated undistributed
      net investment income.......         203            9,932            2,219           ---
    Accumulated undistributed net
      realized gain (loss) on
      investment
      transactions................     (18,491)          28,354           65,119        44,769
    Net unrealized appreciation
      of investments .............      23,472        2,923,190          193,299       797,069
                                      --------       ----------       ----------    ----------
      Net assets applicable to
        outstanding units
        of capital ...............    $557,148       $7,767,301       $1,868,037    $1,674,483
                                      ========       ==========       ==========    ==========
Capital shares
  outstanding
  Class A ........................      86,215          980,284          225,154       168,405
  Class Y ........................         988           53,043              449           592
Capital shares authorized ........     600,000        2,000,000          600,000       400,000
Net asset value per share
  (net assets divided by
  shares outstanding)
  Class A ........................       $6.39            $7.52            $8.28         $9.91
  Class Y ........................       $6.39            $7.52            $8.28         $9.98

                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998

(In Thousands)                                                                      United
                                    United           United           United   Science and
                                      Bond           Income     Accumulative    Technology
                                      Fund             Fund             Fund          Fund
                              ------------     ------------   --------------  ------------
Investment Income
  Income (Note 1B):
    Dividends ................     $   ---       $   68,033         $ 19,049      $  3,569
    Interest and
      amortization ...........      36,240           78,631           15,895         5,102
                                   -------       ----------         --------      --------
      Total income ...........      36,240          146,664           34,944         8,671
                                   -------       ----------         --------      --------
  Expenses (Note 2):
    Investment
      management fee..........       2,285           39,808            9,491         7,558
    Transfer agency and
      dividend disbursing
       -- Class A ............         807            7,410            1,644         2,411
    Service fees -- Class A          1,167           14,668            3,667         2,897
    Custodian fees ...........          16              484              140            80
    Accounting services fee             62              100              100           100
    Audit fees ...............          15               31               18            18
    Shareholder servicing
      fee -- Class Y..........           9              565                6             7
    Legal fees ...............           4               56               13            10
    Distribution
      fees -- Class A ........          50              650              161           139
    Other ....................          80              664              185           188
                                   -------       ----------         --------      --------
      Total expenses .........       4,495           64,436           15,425        13,408
                                   -------       ----------         --------      --------
        Net investment
         income (loss) .......      31,745           82,228           19,519        (4,737)
                                   -------       ----------         --------      --------
Realized and Unrealized
  Gain (Loss) on Investments
   (Notes 1 and 3)
  Realized net gain
    on securities ............       4,756        1,363,308          259,949       139,112
  Realized net gain (loss)
    on foreign currency
    transactions .............         ---             (301)             (58)          113
                                   -------       ----------         --------      --------
    Realized net gain
      on investments .........       4,756        1,363,007          259,891       139,225
  Unrealized appreciation
    in value of investments
    during the period.........       1,500          102,526           75,732       492,528
                                   -------       ----------         --------      --------
      Net gain on
        investments ..........       6,256        1,465,533          335,623       631,753
                                   -------       ----------         --------      --------
        Net increase
         in net assets
         resulting from
         operations...........     $38,001       $1,547,761         $355,142      $627,016
                                   =======       ==========         ========      ========

                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1998
(In Thousands)

                                                                                   United
                                    United           United          United   Science and
                                      Bond           Income    Accumulative    Technology
                                      Fund             Fund            Fund          Fund
                              ------------   --------------   -------------   ------------
Increase in Net Assets
  Operations:
    Net investment
      income (loss) ..........    $ 31,745       $   82,228      $   19,519    $   (4,737)
    Realized net gain
      on investments .........       4,756        1,363,007         259,891       139,225
    Unrealized
      appreciation ...........       1,500          102,526          75,732       492,528
                                  --------       ----------       ----------    ----------
      Net increase in net
        assets resulting
        from operations.......      38,001        1,547,761         355,142       627,016
                                  --------       ----------       ----------    ----------
  Distributions to shareholders
    from (Note 1E):*
    Net investment income:
      Class A ................     (31,553)         (69,402)        (20,979)          ---
      Class Y ................        (359)          (4,557)            (50)          ---
    Realized net gains on
      investment transactions:
      Class A ................         ---       (1,392,072)       (214,379)     (108,718)
      Class Y ................         ---          (76,922)           (421)         (380)
                                  --------       ----------       ----------    ----------
                                   (31,912)      (1,542,953)       (235,829)     (109,098)
                                  --------       ----------       ----------    ----------
  Capital share
    transactions (Note 5).....      22,363        1,267,504         149,682        89,771
                                  --------       ----------       ----------    ----------
    Total increase ...........      28,452        1,272,312         268,995       607,689
Net Assets
  Beginning of period ........     528,696        6,494,989       1,599,042     1,066,794
                                  --------       ----------       ----------    ----------
  End of period...............    $557,148       $7,767,301      $1,868,037    $1,674,483
                                  ========       ==========      ==========    ==========
    Undistributed
      net investment
      income .................        $203           $9,932          $2,219          $---
                                      ====           ======          ======       =======

                *See "Financial Highlights" on pages - .

                   See notes to financial statements.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended December 31, 1997

(In Thousands)                                                                      United
                                    United           United           United   Science and
                                      Bond           Income     Accumulative    Technology
                                      Fund             Fund             Fund          Fund
                              ------------   --------------   --------------  ------------
Increase (Decrease) in Net Assets
  Operations:
    Net investment
      income (loss) ..........    $ 32,845       $   44,421       $   17,081    $   (1,789)
    Realized net gain
      on investments .........       2,969          621,547          312,063       193,673
    Unrealized
      appreciation
      (depreciation) .........      11,848          724,669           45,070      (115,958)
                                  --------       ----------       ----------    ----------
      Net increase in net
        assets resulting
        from operations.......      47,662        1,390,637          374,214        75,926
                                  --------       ----------       ----------    ----------
  Distributions to shareholders
    from (Note 1E):*
    Net investment income:
      Class A ................     (32,939)         (43,071)         (14,625)          ---
      Class Y ................        (339)          (2,161)             (34)          ---
    Realized net gains on
      investment transactions:
      Class A ................         ---         (534,501)        (344,992)     (194,628)
      Class Y ................         ---          (25,551)            (761)         (789)
                                  --------       ----------       ----------    ----------
                                   (33,278)        (605,284)        (360,412)     (195,417)
                                  --------       ----------       ----------    ----------
  Capital share
    transactions (Note 5).....     (16,341)         707,873          297,373       202,648
                                  --------       ----------       ----------    ----------
    Total increase (decrease)       (1,957)       1,493,226          311,175        83,157
Net Assets
  Beginning of period ........     530,653        5,001,763        1,287,867       983,637
                                  --------       ----------       ----------    ----------
  End of period...............    $528,696       $6,494,989       $1,599,042    $1,066,794
                                  ========       ==========       ==========    ==========
    Undistributed
      net investment
      income .................        $370           $1,964           $3,787          $---
                                      ====           ======           ======          ====

                *See "Financial Highlights" on pages - .

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                       For the fiscal year ended December 31,
                                       --------------------------------------
                                      1998     1997     1996     1995     1994
                                      ----     ----     ----     ----     ----
Net asset value,
  beginning of period...........     $6.32    $6.14    $6.34    $5.62    $6.39
                                      ----     ----     ----     ----     ----
Income from investment
  operations:
  Net investment income.........      0.38     0.39     0.39     0.40     0.39
  Net realized and
    unrealized gain
    (loss) on
    investments ................      0.07     0.19    (0.20)    0.72    (0.75)
                                      ----     ----     ----     ----     ----
Total from investment
  operations ...................      0.45     0.58     0.19     1.12    (0.36)
                                      ----     ----     ----     ----     ----
Less distributions:
  From net investment
    income .....................     (0.38)   (0.40)   (0.39)   (0.40)   (0.39)
  From capital gains ...........     (0.00)   (0.00)   (0.00)   (0.00)   (0.02)
                                      ----     ----     ----     ----     ----
Total distributions ............     (0.38)   (0.40)   (0.39)   (0.40)   (0.41)
                                      ----     ----     ----     ----     ----
Net asset value,
  end of period ................     $6.39    $6.32    $6.14    $6.34    $5.62
                                     =====    =====    =====    =====    =====
Total return* ..................      7.27%    9.77%    3.20%   20.50%   -5.76%
Net assets, end of
  period (in
  millions) ....................      $551     $524     $519     $563     $518
Ratio of expenses to
  average net assets.... .......      0.84%    0.77%    0.77%    0.74%    0.72%
Ratio of net investment
  income to average
  net assets ...................      5.88%    6.34%    6.34%    6.54%    6.60%
Portfolio turnover
  rate .........................     33.87%   35.08%   55.74%   66.38%  127.11%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                         For the fiscal year        For the
                                          ended December 31,      period from
                                        --------------------      6/19/95* to
                                      1998     1997     1996       12/31/95
                                     -----    -----    -----      ----------
Net asset value,
  beginning of period..........      $6.32    $6.14    $6.34          $6.11
                                     -----    -----    -----          -----
Income from investment
  operations:
  Net investment income               0.39     0.42     0.40           0.21
  Net realized and
    unrealized gain (loss)
    on investments ............       0.07     0.17    (0.20)          0.22
                                     -----    -----    -----          -----
Total from investment
  operations ..................       0.46     0.59     0.20           0.43
                                     -----    -----    -----          -----
Less distributions:
  From net investment
    income.....................      (0.39)   (0.41)   (0.40)         (0.20)
  From capital gains ..........      (0.00)   (0.00)   (0.00)         (0.00)
                                     -----    -----    -----          -----
Total distributions ...........      (0.39)   (0.41)   (0.40)         (0.20)
                                     -----    -----    -----          -----
Net asset value,
  end of period ...............      $6.39    $6.32    $6.14          $6.34
                                     =====    =====    =====          =====
Total return ..................       7.54%    9.91%    3.35%          7.20%
Net assets, end of
  period (in
  millions) ...................         $6       $5      $12             $3
Ratio of expenses to
  average net assets...........       0.61%    0.64%    0.62%          0.63%**
Ratio of net investment
  income to average
  net assets ..................       6.10%    6.48%    6.52%          6.41%**
Portfolio turnover
  rate ........................      33.87%   35.08%   55.74%         66.38%**

  *Commencement of operations.

**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                      For the fiscal year ended December 31,
                                      --------------------------------------
                                      1998     1997     1996     1995     1994
                                      ----     ----     ----     ----     ----
Net asset value,
  beginning of period..........      $7.59    $6.58    $5.79    $4.67    $4.95
                                      ----    -----    -----    -----    -----
Income from investment
  operations:
  Net investment income........       0.20     0.06     0.07     0.07     0.08
  Net realized and
    unrealized gain
    (loss) on
    investments ...............       1.66     1.73     1.10     1.30    (0.16)
                                     -----    -----    -----    -----    -----
Total from investment
  operations ..................       1.86     1.79     1.17     1.37    (0.08)
                                     -----    -----    -----    -----    -----
Less distributions:
  From net investment
    income ....................      (0.19)   (0.06)   (0.06)   (0.07)   (0.07)
  From capital gains ..........      (1.74)   (0.72)   (0.32)   (0.18)   (0.13)
                                     -----    -----    -----    -----    -----
Total distributions ...........      (1.93)   (0.78)   (0.38)   (0.25)   (0.20)
                                     -----    -----    -----    -----    -----
Net asset value,
  end of period ...............      $7.52    $7.59    $6.58    $5.79    $4.67
                                     =====    =====    =====    =====    =====
Total return** ................      24.02%   27.34%   20.36%   29.60%   -1.82%
Net assets, end of
  period (in
  millions) ...................     $7,368   $6,196   $4,851   $3,976   $3,145
Ratio of expenses to
  average net assets ..........       0.89%    0.84%    0.86%    0.83%    0.74%
Ratio of net investment
  income to average
  net assets ..................       1.11%    0.74%    1.03%    1.31%    1.45%
Portfolio turnover
  rate ........................      49.29%   33.59%   22.24%   17.59%   18.54%

 *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                       For the fiscal year           For the
                                        ended December 31,         period from
                                       --------------------        6/19/95** to
                                      1998     1997     1996         12/31/95
                                      ----     ----     ----       -----------
Net asset value,
  beginning of period .........      $7.59    $6.58    $5.79          $5.55
                                     -----    -----    -----          -----
Income from investment
  operations:
  Net investment income........       0.24     0.07     0.07           0.04
  Net realized and
    unrealized gain
    on investments ............       1.66     1.73     1.11           0.42
                                     -----    -----    -----          -----
Total from investment
  operations ..................       1.90     1.80     1.18           0.46
                                     -----    -----    -----          -----
Less distributions:
  From net investment
    income.....................      (0.23)   (0.07)   (0.07)         (0.04)
  From capital gains ..........      (1.74)   (0.72)   (0.32)         (0.18)
                                     -----    -----    -----          -----
Total distributions ...........      (1.97)   (0.79)   (0.39)         (0.22)
                                     -----    -----    -----          -----
Net asset value,
  end of period ...............      $7.52    $7.59    $6.58          $5.79
                                     =====    =====    =====          =====
Total return ..................      24.27%   27.49%   20.53%          8.45%
Net assets, end of
  period (in
  millions) ...................       $399     $299     $151           $107
Ratio of expenses to
  average net assets...........       0.71%    0.72%    0.73%          0.74%***
Ratio of net investment
  income to average
  net assets ..................       1.29%    0.85%    1.17%          1.36%***
Portfolio turnover
  rate ........................      49.29%   33.59%   22.24%         17.59%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 400% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                       For the fiscal year ended December 31,
                                       --------------------------------------
                                      1998     1997     1996     1995     1994
                                      ----     ----     ----     ----     ----
Net asset value,
  beginning of period .........      $7.77    $7.75    $7.78    $6.58    $7.19
                                     -----    -----    -----    -----    -----
Income from investment
  operations:
  Net investment
    income.....................       0.10     0.10     0.11     0.11     0.13
  Net realized and
    unrealized gain
    (loss) on
    investments ...............       1.60     2.14     0.82     2.12    (0.13)
                                     -----    -----    -----    -----    -----
Total from investment
  operations ..................       1.70     2.24     0.93     2.23     0.00
                                     -----    -----    -----    -----    -----
Less distributions:
  From net investment
    income ....................      (0.11)   (0.09)   (0.11)   (0.11)   (0.13)
  From capital gains ..........      (1.08)   (2.13)   (0.85)   (0.92)   (0.48)
                                     -----    -----    -----    -----    -----
Total distributions ...........      (1.19)   (2.22)   (0.96)   (1.03)   (0.61)
                                     -----    -----    -----    -----    -----
Net asset value,
  end of period ...............      $8.28    $7.77    $7.75    $7.78    $6.58
                                     =====    =====    =====    =====    =====
Total return* .................      22.62%   29.58%   12.18%   34.21%    0.04%
Net assets, end of
  period (in
  millions) ...................     $1,864   $1,595   $1,285   $1,206     $967
Ratio of expenses to
  average net assets ..........       0.88%    0.82%    0.83%    0.80%    0.71%
Ratio of net investment
  income to average
  net assets ..................       1.12%    1.16%    1.34%    1.42%    1.76%
Portfolio turnover
  rate ........................     373.78%  313.99%  240.37%  229.03%  205.40%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                              For the fiscal
                                                  year ended         For the
                                                December 31,       period from
                                              --------------       7/11/95* to
                                      1998     1997     1996        12/31/95
                                      ----     ----     ----       -----------
Net asset value,
  beginning of period...........     $7.77    $7.75    $7.78           $7.84
                                     -----    -----    -----           -----
Income from investment
  operations:
  Net investment income.........      0.12     0.11     0.12            0.05
  Net realized and
    unrealized gain
    on investments .............      1.59     2.14     0.82            0.87
                                     -----    -----    -----           -----
Total from investment
  operations ...................      1.71     2.25     0.94            0.92
                                     -----    -----    -----           -----
Less distributions:
  From net investment
    income......................     (0.12)   (0.10)   (0.12)          (0.06)
  From capital gains ...........     (1.08)   (2.13)   (0.85)          (0.92)
                                     -----    -----    -----           -----
Total distributions ............     (1.20)   (2.23)   (0.97)          (0.98)
                                     -----    -----    -----           -----
Net asset value,
  end of period ................     $8.28    $7.77    $7.75           $7.78
                                     =====    =====    =====           =====
Total return ...................     22.79%   29.67%   12.27%          11.92%
Net assets, end of
  period (in
  millions) ....................        $4       $4       $3              $1
Ratio of expenses to
  average net assets............      0.75%    0.75%    0.74%           0.76%**
Ratio of net investment
  income to average
  net assets ...................      1.21%    1.22%    1.45%           1.24%**
Portfolio turnover
  rate .........................    373.78%  313.99%  240.37%         229.03%**

 *Commencement of operations.
**Annualized.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                       For the fiscal year ended December 31,
                                       --------------------------------------
                                      1998     1997     1996     1995     1994
                                      ----     ----     ----     ----     ----
Net asset value,
  beginning of period..........      $6.71    $7.78    $7.63    $5.07    $4.94
                                     -----    -----    -----    -----    -----
Income from investment
  operations:
  Net investment loss .........      (0.03)   (0.01)   (0.02)   (0.00)    0.00
  Net realized and
    unrealized gain on
    investments ...............       3.93     0.46     0.66     2.80     0.47
                                     -----    -----    -----    -----    -----
Total from investment
  operations ..................       3.90     0.45     0.64     2.80     0.47
                                     -----    -----    -----    -----    -----
Less distributions:
  From net investment
    income ....................      (0.00)   (0.00)   (0.00)   (0.00)   (0.00)
  From capital gains ..........      (0.70)   (1.52)   (0.49)   (0.24)   (0.34)
                                     -----    -----    -----    -----    -----
Total distributions ...........      (0.70)   (1.52)   (0.49)   (0.24)   (0.34)
                                     -----    -----    -----    -----    -----
Net asset value,
  end of period ...............      $9.91    $6.71    $7.78    $7.63    $5.07
                                     =====    =====    =====    =====    =====
Total return** ................      59.31%    7.22%    8.35%   55.37%    9.78%
Net assets, end of
  period (in
  millions) ...................     $1,668   $1,063     $981     $821     $497
Ratio of expenses to
  average net assets...........       1.05%    1.02%    0.98%    0.93%    0.96%
Ratio of net investment
  loss to average
  net assets ..................      -0.37%   -0.18%   -0.33%   -0.07%    0.00%
Portfolio turnover
  rate ........................      55.70%   87.68%   33.90%   32.89%   64.39%

 *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

                   See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                                         For the
                                       fiscal year
                                       year ended            For the
                                       December 31,         period from
                                      -------------        2/27/96** to
                                      1998     1997          12/31/96
                                     -----    -----        ------------
Net asset value,
  beginning of period .........      $6.74    $7.79           $8.02
                                     -----    -----           -----
Income from investment
  operations:
  Net investment
    loss ......................      (0.01)   (0.00)          (0.01)
  Net realized and
    unrealized gain
    on investments ............       3.95     0.47            0.27
                                     -----    -----           -----
Total from investment
  operations ..................       3.94     0.47            0.26
                                     -----    -----           -----
Less distributions:
  From net investment
    income ....................      (0.00)   (0.00)          (0.00)
  From capital gains ..........      (0.70)   (1.52)          (0.49)
                                     -----    -----           -----
Total distributions ...........      (0.70)   (1.52)          (0.49)
                                     -----    -----           -----
Net asset value,
  end of period ...............      $9.98    $6.74           $7.79
                                     =====    =====           =====
Total return ..................      59.71%    7.43%           3.25%
Net assets, end of
  period (in
  millions) ...................         $6       $4              $3
Ratio of expenses to
  average net assets...........       0.79%    0.85%           0.80%***
Ratio of net investment
  loss to average
  net assets ..................      -0.12%   -0.01%          -0.12%***
Portfolio turnover
  rate ........................      55.70%   87.68%          33.90%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.

 **Commencement of operations.

***Annualized.

                   See notes to financial statements.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

      United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major
      dealers in such stocks.   Securities for which quotations are not
      readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998, United Science and Technology Fund reclassified $4,624,009 between additional paid-in-capital, accumulated undistributed net realized gain and undistributed net investment income. In addition, for each of the Funds, the following amounts were reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

                                                   Increase          Increase
                                                  (Decrease)        (Decrease)
                                                  Accumulated       Accumulated
                                                 Undistributed     Undistributed
                                                Net Investment     Net Realized
                                                    Income             Gain
                                                    ------            ------
      United Income Fund                          $(300,519)         $300,519
      United Accumulative Fund                      (58,028)           58,028
      United Science and Technology Fund            112,640          (112,640)


      Net investment income, net realized gains and net assets were not affected by these changes.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

      The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .03% of net assets for United Bond Fund, .15% of net assets for United Income Fund and United Accumulative Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.0 billion of combined net assets at December 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

      Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

      The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                 Average
              Net Asset Level                          Annual Fee
         (all dollars in millions)                 Rate for Each Fund
         -------------------------                 ------------------
         From $    0  to $   10                         $      0
         From $   10  to $   25                         $ 10,000
         From $   25  to $   50                         $ 20,000
         From $   50  to $  100                         $ 30,000
         From $  100  to $  200                         $ 40,000
         From $  200  to $  350                         $ 50,000
         From $  350  to $  550                         $ 60,000
         From $  550  to $  750                         $ 70,000
         From $  750  to $1,000                         $ 85,000
              $1,000 and Over                           $100,000

      For Class A shares, the Corporation also pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

      As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $33,372,169, out of which W&R paid sales commissions of $19,385,192 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

      Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

      The Corporation paid Directors' fees of $372,189, which are included in other expenses.

      W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

      Investment securities transactions for the period ended December 31, 1998 are summarized as follows:

                                                                                            United
                                       United              United            United    Science and
                                         Bond              Income      Accumulative     Technology
                                         Fund                Fund              Fund           Fund
                                  -----------        ------------      ------------   ------------
Purchases of investment
  securities, excluding
  short-term and U.S.
  Government securities          $111,813,798     $ 2,027,470,290    $5,663,150,713   $659,898,308
Purchases of U.S. Government
  securities                       92,333,863       1,093,907,031       196,340,625            ---
Purchases of short-term
  securities                      561,391,715      15,634,742,929     4,468,673,592  1,958,075,482
Proceeds from maturities
  and sales of investment
  securities, excluding
  short-term and U.S.
  Government securities           135,016,902       3,371,976,186     5,744,483,524    729,609,800
Proceeds from maturities and
  sales of U.S. Government
  securities                       41,247,329                 ---               ---            ---
Proceeds from maturities and sales
  of short-term securities        568,252,086      15,559,056,251     4,674,703,528  1,927,543,817

      For Federal income tax purposes, cost of investments owned at December 31, 1998 and the related appreciation were as follows:

                                                                                   Aggregate
                                         Cost   Appreciation  Depreciation      Appreciation
                               --------------   ------------  ------------     -------------
United Bond Fund               $  528,458,070 $   24,668,693  $ (1,196,790)   $   23,471,903
United Income Fund              4,914,230,647  3,004,918,498   (81,736,450)    2,923,182,048
United Accumulative
  Fund                          1,681,126,770    207,356,879   (14,692,573)      192,664,306
United Science and
Technology Fund                   873,714,811    822,026,657   (24,964,456)      797,062,201

NOTE 4 -- Federal Income Tax Matters

      The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Income Fund, United Accumulative Fund and United Science and Technology Fund realized capital gain net income of $1,363,307,370, $260,569,759 and $139,112,131, respectively, during the year ended December 31, 1998, a portion of which was paid to shareholders during the period ended December 31, 1998. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $4,755,689 during the year ended December 31, 1998, which was entirely offset by utilization of capital loss carryovers. Remaining prior year capital loss carryovers of United Bond Fund aggregated $18,474,016 as of December 31, 1998, and are available to offset future capital gain net income as follows: $18,393,113 through December 31, 2002 and $80,903 through December 31, 2003.

NOTE 5 -- Multiclass Operations

      On June 17, 1995, each Fund within the Corporation was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Corporation. United Income Fund and United Bond Fund commenced multiclass operations on June 19, 1995 and United Accumulative Fund commenced multiclass operations on July 11, 1995. United Science and Technology Fund commenced multiclass operations on February 27, 1996.

      Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

      Transactions in capital stock for the fiscal year ended December 31, 1998 are summarized below. Dollar amounts are in thousands.

                                                                                    United
                                    United           United           United   Science and
                                      Bond           Income     Accumulative    Technology
                                      Fund            Fund*             Fund         Fund*
                               -----------     ------------     ------------  ------------
Shares issued from sale
  of shares:
  Class A .................     31,835,303      100,626,223       15,967,129    77,529,963
  Class Y .................        216,958       10,384,489          103,049       130,439
Shares issued from
  reinvestment of dividends
  and/or capital gains distribution:
  Class A .................      4,341,736      185,178,374       27,472,978    11,704,260
  Class Y .................         56,607       11,152,791           59,740        42,644
Shares redeemed:
  Class A .................    (32,844,203)    (121,882,974)     (23,654,895)  (79,203,331)
  Class Y .................        (95,711)      (7,947,287)        (175,077)     (223,072)
                               -----------      -----------       ----------    ----------
Increase (decrease) in
  outstanding capital
  shares:
  Class A .................      3,332,836      163,921,623       19,785,212    10,030,892
  Class Y .................        177,854       13,589,993          (12,288)      (49,989)
                               -----------      -----------       ----------    ----------
    Total for Fund ........      3,510,690      177,511,616       19,772,924     9,980,903
                               ===========      ===========        ==========    ==========
Value issued from sale
  of shares:
  Class A .................       $202,677      $   849,389         $136,894      $618,721
  Class Y .................          1,379           85,082              876         1,031
Value issued from
  reinvestment of dividends:
  Class A .................         27,530        1,351,806          216,773       103,357
  Class Y .................            359           81,473              472           379
Value redeemed:
  Class A .................       (208,970)     (1,035,016)        (203,897)      (631,968)
  Class Y .................           (612)        (65,230)          (1,436)        (1,749)
                               -----------      -----------         --------      --------
Increase (decrease) in
  outstanding capital:
  Class A .................         21,237        1,166,179          149,770        90,110
  Class Y .................          1,126          101,325              (88)         (339)
                               -----------      -----------         --------      --------

    Total for Fund ........       $ 22,363       $1,267,504         $149,682      $ 89,771
                                  ========      ===========         ========      ========

*Share transactions prior to June 27, 1998 have been adjusted to effect the stock dividend of June 26, 1998.

      Transactions in capital stock for the fiscal year ended December 31, 1997 are summarized below. Dollar amounts are in thousands.

                                                                                    United
                                    United           United           United   Science and
                                      Bond           Income     Accumulative    Technology
                                      Fund             Fund             Fund          Fund
                               -----------     ------------     ------------  ------------

Shares issued from sale
  of shares:
  Class A .................      6,890,848      113,047,110        8,676,214    97,386,177
  Class Y .................        195,545       16,641,495           51,857       213,843
Shares issued from
  reinvestment of
  dividends and/or capital
  gains distribution:
  Class A .................      4,598,290       72,625,180       44,000,209    29,785,929
  Class Y .................         48,642        3,707,595          104,354       125,574
Shares redeemed:
  Class A .................    (13,058,549)    (106,336,825)     (13,115,628)  (94,796,529)
  Class Y .................     (1,350,485)      (3,892,205)         (35,296)      (93,594)
                                ----------       ----------       ----------    ----------
Increase (decrease) in
  outstanding capital
  shares:
  Class A .................     (1,569,411)      79,335,465       39,560,795    32,375,577
  Class Y .................     (1,106,298)      16,456,885          120,915       245,823
                                ----------       ----------       ----------    ----------
    Total for Fund ........     (2,675,709)      95,792,350       39,681,710    32,621,400
                                ==========       ==========       ==========    ==========
Value issued from sale
  of shares:
  Class A .................        $42,624         $862,082         $ 77,296      $749,063
  Class Y .................          1,204          120,864              450         1,701
Value issued from
  reinvestment of
  dividends and/or capital
  gains distribution:
  Class A .................         28,302          542,416          335,423       186,554
  Class Y .................            299           27,712              796           790
Value redeemed:
  Class A .................        (80,507)        (814,233)        (116,279)     (734,712)
  Class Y .................         (8,263)         (30,968)            (313)         (748)
                                  --------         --------         --------      --------
Increase (decrease) in
  outstanding capital:
  Class A .................         (9,581)         590,265          296,440       200,905
  Class Y .................         (6,760)         117,608              933         1,743
                                  --------         --------         --------      --------

    Total for Fund ........       $(16,341)        $707,873         $297,373      $202,648
                                  ========         ========         ========      ========

*Share transactions have been adjusted to effect the stock dividend of June 26, 1998.

Note 6 -- Stock Dividend

      The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 400% on United Income Fund and 200% on United Science and Technology Fund effected on June 26, 1998. Authorized shares of United Income Fund were accordingly increased by 1,400,000,000 and United Bond Fund and United Accumulative Fund each reallocated 100,000,000 shares to United Science and Technology Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of United Bond Fund, United Income Fund, United Accumulative Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc. as of December 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising United Funds, Inc. as of December 31, 1998, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Kansas City, Missouri
February 5, 19


                                       85